SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                       )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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“Hasbro’s Board of Directors is committed to an ongoing dialogue with our shareholders to inform our decisions and aid us in maintaining best practices for the governance of our Company.

The following proxy report is designed to deliver transparency around our actions and assist you in making your voting decisions.”

Dear Fellow Shareholders,

I’m pleased to invite you to join me, our Board of Directors, members of the senior management team and your fellow shareholders at Hasbro’s 2015 Annual Meeting. The meeting will be held at our headquarters in Pawtucket, Rhode Island on Thursday, May 21, 2015 at 11:00 AM Eastern Time.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement provide you with information on the business to be conducted at the Meeting and other important matters regarding Hasbro. There are a number of proposals, both from Hasbro and from our shareholders, for you to consider. Your vote is important, so please be sure to vote – whether you do it online, by phone or by mail with the enclosed proxy or voting information card.

2014 was a year of great progress for us as a Company. As we look back over the prior year and look ahead to the future there are several important developments to discuss as shareholders.

Since our last Annual Meeting, our management team and members of our Board have spoken with many of our shareholders to better understand your perspective on important matters, including Hasbro’s executive compensation programs and governance practices. These efforts continue the shareholder outreach program we have pursued for the last several years. We continue to find these conversations with our shareholders extremely valuable to inform our Board’s and management’s actions and to determine where investors may have questions or different viewpoints.

As a result of this dialogue we took several significant actions since last year’s Annual Meeting in response to views shareholders expressed to us. These include:

•

After a disappointing vote on executive compensation in 2014, our Board and Chief Executive Officer mutually agreed to take the extraordinary step of re-opening and amending aspects of our CEO’s existing employment agreement to address the views we heard most often from our shareholders. We made meaningful changes to the agreement in direct response to shareholder feedback and those changes are outlined and quantified in the enclosed Compensation Discussion & Analysis which begins on page 19.

•

We heard from shareholders that they were concerned about board members potentially being over burdened by serving on too many boards. In direct response, in 2014 we implemented a policy that limits the number of public company boards Hasbro Board members may serve on. This new policy is outlined on page 12.

•

Finally, we were asked by some of our shareholders to add process and rigor around our existing majority voting standard for electing directors. In response, we did so through a bylaw amendment adopted in 2014 that is explained on page 11.

In addition to our commitment to be responsive to shareholders on compensation and governance matters, we are very focused on ensuring our Board consists of the highest quality individuals with the most relevant skill sets, experience and backgrounds, today and into the future. At this year’s annual meeting, primarily due to the attainment of retirement age, several of my esteemed colleagues, along with myself, will not be standing for re-election. Frank J. Biondi, Jr., John (Jack) M. Connors, Jr., Michael W.O. Garrett and Jack M. Greenberg will join me and end their service with Hasbro effective at the Annual Meeting. We thank each of Frank, Jack, Michael and Jack for their tremendous contributions to the Company during their service and for always putting the interests of Hasbro first.

In anticipation of these retirements, and as part of our ongoing Board succession planning process, we have followed a disciplined multi-year approach to ensuring the effectiveness of the Board into the future. We appointed three outstanding new independent members to the Board in 2014: Richard Stoddart, Chief Executive Officer of Leo Burnett North America, Michael Burns, Vice Chairman of Lionsgate, and Linda Zecher, President and Chief Executive Officer of Houghton Mifflin Harcourt Company. You can read more about their backgrounds and why we selected them to help guide our company in the proxy statement on pages 5 and 8.

Additionally, effective May 21, 2015, the Board named current board member Basil Anderson to the newly-created role of Lead Independent Director. Basil most recently served as Chairman of our Nominating, Governance and Social Responsibility Committee, and he was a key participant in our shareholder outreach program over the past year. The role of Lead Independent Director will replace our current role of Presiding Director and has enhanced duties and responsibilities to ensure independent decision-making and functioning of the Board. You can read more about this new position on page 10 of the proxy statement.

Additionally, as I mentioned, after 50 years of service at Hasbro, I am retiring. It is with mixed emotion that I leave this wonderful company. I am very proud of all we have accomplished but know there remains tremendous potential ahead for Hasbro and everyone involved with the Company.

I leave the Company in great hands, both at the management level and the Board level. This brings me to the topic and thoughts I want to leave you with. Effective at this year’s Annual Meeting, Brian Goldner, who has served as Hasbro’s Chief Executive Officer so successfully since 2008, will assume the additional role of Chairman of the Board. Brian has proven himself to be a tremendous leader and visionary and I am confident in his ability to help guide both the Company and the Board for years to come. The Board and I believe that combining these roles with a proven leader like Brian positions Hasbro well for the future.

In each of my roles as an employee, an officer, a Board member, as Chief Executive Officer and finally as Chairman of Hasbro I have always dedicated myself to the Company and its success. Brian, the other members of our Board, and the entire management and employee team at Hasbro bring that same passion and dedication to everything they do and I look forward to seeing their future success in my continuing role with Hasbro of a fellow shareholder with each of you.

On behalf of Hasbro’s Board of Directors, management team and all of our employees I thank you for your continued support and belief in our Company and look forward to the future of our great Company.

Alfred J. Verrecchia

Chairman of the Board

HASBRO, INC.

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

Time:	11:00 a.m. local time

Date:	Thursday, May 21, 2015

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Purpose:

•    Elect eleven directors.

•    Conduct an advisory vote on the compensation of the Company’s named executive officers.

•    Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

•    Conduct a vote on three shareholder proposals.

•    Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•    The Company’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” advisory approval of the Company’s compensation for its named executive officers, “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015, and “AGAINST” each of the three shareholder proposals.

•    Shareholders of record of the Company’s common stock at the close of business on March 25, 2015 may vote at the meeting.

•    You are cordially invited to attend the meeting to vote your shares in person, to hear from our senior management, and to ask questions. If you are not able to attend the meeting in person, you may vote by Internet, by telephone or by mail. See the Proxy Statement for specific instructions. Please vote your shares.

•    On or about April 6, 2015 we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this Proxy Statement, our 2014 Annual Report to Shareholders and voting instructions are available online. As is more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors

Barbara Finigan

Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 6, 2015

PROXY STATEMENT HIGHLIGHTS

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2014 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 28, 2014.

Annual Meeting of Shareholders

Date:	Thursday, May 21, 2015

Time:	11:00 a.m. local time

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Record date:	March 25, 2015

Meeting Agenda and Voting Recommendations

Agenda Item	Board Vote Recommendation	Page Reference for More Information
Proposal 1: Election of Eleven Director Nominees	FOR each director nominee	4
Proposal 2: Advisory Approval of the Compensation of the Company’s Named Executive Officers	FOR	55
Proposal 3: Ratification of KPMG as Independent Registered Public Accounting Firm for 2015	FOR	65
Proposal 4: Shareholder Proposal- Proxy Access	AGAINST	69
Proposal 5: Shareholder Proposal- Post-Termination Holding Period for Portion of Equity Held by Senior Executives	AGAINST	72
Proposal 6: Shareholder Proposal-Limitation on Vesting of Equity Held by Senior Executives Following a Change in Control	AGAINST	75

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	I

Board Nominees

Name	Age	Director Since	Principal Occupation	Independent Director	Committee Memberships
Basil L. Anderson	69	2002	Former Vice Chairman of Staples, Inc.	✓	Compensation; Executive; Nominating, Governance and Social Responsibility (Chair)
Alan R. Batkin	70	1992	Chairman and Chief Executive Officer of Converse Associates, Inc.	✓	Audit; Finance
Kenneth A. Bronfin	55	2008	Senior Managing Director of Hearst Ventures	✓	Finance (Chair); Compensation; Executive
Michael R. Burns	56	2014	Vice Chairman of Lionsgate Entertainment Corp.	✓	Compensation; Finance
Lisa Gersh	56	2010	Chief Executive Officer of Goop, Inc.	✓	Audit; Nominating, Governance and Social Responsibility
Brian D. Goldner	51	2008	President and Chief Executive Officer of Hasbro, Inc.		Executive
Alan G. Hassenfeld	66	1978	Retired Chairman and Chief Executive Officer of Hasbro, Inc.	✓	Executive (Chair); Finance
Tracy A. Leinbach	55	2008	Retired Executive Vice President and Chief Financial Officer of Ryder System, Inc.	✓	Audit (Chair); Executive; and Finance
Edward M. Philip	49	2002	Chief Operating Officer of Partners in Health	✓	Compensation (Chair); Executive; Nominating, Governance and Social Responsibility
Richard S. Stoddart	52	2014	Chief Executive Officer of Leo Burnett North America	✓	Audit
Linda K. Zecher	61	2014	President and Chief Executive Officer of Houghton Mifflin Harcourt Company	✓	Audit; Compensation

II	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

2014 Business Highlights

In 2014, we continued the evolution of our Company and saw measurable results against our long-term strategic objectives and investment priorities.

•

Our focus on building Franchise Brands and key Partner Brands (including MARVEL and STAR WARS from The Walt Disney Company), delivered 5% revenue growth for the Company. Franchise Brand revenues increased 31% from 2013 and six of our seven Franchise Brands grew in 2014.

•

The execution of our Brand Blueprint globally across consumer categories resulted in revenue growth in all geographic regions, including the U.S. & Canada (+1%), Europe (+6%), Latin America (+14%) and Asia Pacific (+10%). Our expansion and investment in Emerging Markets continued to deliver strong growth and revenue in these markets grew 20%.

•	The Entertainment & Licensing category had a record year, increasing revenues 15% behind the licensing of Franchise Brands MY LITTLE PONY and TRANSFORMERS.

•	Innovation and storytelling delivered revenue growth in both the Boys category (+20%) and the Girls category (+2%) for 2014.

•

To build on our second consecutive billion dollar year for revenues in the Girls category, we announced a new strategic merchandising relationship with Disney Consumer Products for the DISNEY PRINCESS and FROZEN properties. This new agreement gives Hasbro global rights (excluding Japan) to develop fashion and small dolls based on the DISNEY PRINCESS and FROZEN stories and characters beginning in 2016.

•	Through the implementation of our cost savings initiative and our focus on improving organizational efficiencies, we increased profitability across all of our operating segments.

•	We accomplished these objectives while returning $678 million to our shareholders in 2014: $217 million in cash dividends and $461 million via share repurchases.

•	In February 2015, our Board approved a 7% increase in the quarterly dividend and an additional $500 million authorization for future share repurchases.

Shareholder Outreach and Responsiveness to Shareholders

For the last several years, Hasbro has engaged regularly with our major shareholders on governance and compensation matters. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of our investors. Both before and after the 2014 Annual Meeting we continued these outreach efforts. During 2014 we reached out to investors holding approximately 63% of our outstanding shares and held discussions with holders of approximately 47% of our shares outstanding as of the end of 2014.

We were disappointed with the results of the votes on our executive compensation programs (say-on-pay vote) at both our 2013 and 2014 Annual Meetings. Following the 2014 say-on-pay vote, and informed by our dialogue with shareholders in 2014 to help ensure that any changes we made properly addressed key shareholder concerns, our Board of Directors and our Chief Executive Officer, mutually decided that they would take the unusual step of amending certain of the terms contained in Mr. Goldner’s existing employment agreement. In direct response to shareholder feedback, in August 2014 we made the following amendments to the existing employment agreement with our Chief Executive Officer:

•	Reduced the annual long-term equity incentive target for Mr. Goldner from 500% to 400% of base salary beginning in 2015;

•	Added Return on Invested Capital (ROIC) as an additional performance metric under the contingent stock performance awards granted in 2015 to Mr. Goldner and other senior executives of the Company;

•	Eliminated the total shareholder return performance multiplier on the contingent stock performance awards granted to Mr. Goldner in 2013 and 2014; and

•

Added a requirement that for the second two tranches of the special restricted stock unit awards made to Mr. Goldner in 2013 and 2014, if the stock price hurdles are achieved during the term of his employment but not maintained during the thirty-day trading period ending just prior to December 31, 2017, or the earlier termination of Mr. Goldner’s employment in certain situations, then the number of shares earned by Mr. Goldner is reduced.

Beginning on page 19 of this proxy statement, our Compensation Discussion and Analysis discusses in detail the changes we made to Mr. Goldner’s compensation as well as how our executive compensation programs are structured to align the interests of executives and our shareholders and to promote the performance of the Company.

In 2014 we also implemented the following two additional significant corporate governance enhancements in response to feedback received from our shareholders during our outreach discussions:

•

Strengthened Majority Vote Standard.    We strengthened our majority vote standard by amending our bylaws to require that all nominees for election to the Board must submit an irrevocable resignation, contingent on both that person not receiving a

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	III

“for” vote that exceeds the “against” vote cast in an election that is not a contested election and acceptance of that resignation by the Board in accordance with the policies and procedures of the Board adopted for such purpose.

•

Overboarding Policy.    We adopted an overboarding policy providing that our Board members may not serve on the boards of directors of more than a total of four public companies (including the Company’s Board) and/or registered investment fund families. If the director is also a sitting Chief Executive Officer of a public company, the director may not serve on more than one other public company board or registered investment fund family board, in addition to the Company’s board.

Our amendments to Mr. Goldner’s employment agreement, adoption of an overboarding policy, and implementation of a mandatory resignation policy and process for directors not receiving a majority of votes cast for their election were all part of our commitment to listen to and be responsive to you, our shareholders.

Corporate Governance Highlights

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:
Comprehensive Shareholder Outreach Program;
Entire Board is Elected Annually;
Newly-Created Lead Independent Director Role with Clearly Defined Responsibilities;
Majority Vote Standard;
Board is Composed of a Significant Majority of Independent Directors;
Balance of Experience, Tenure and Qualifications on the Board;
We do not have a Shareholder Rights Plan;
We have adopted a Clawback Policy;
We have a Long-standing Commitment to Corporate Sustainability;
We have a policy prohibiting the Pledging or Hedging of Company Stock;
We don’t provide Tax Gross-ups;
Equity Incentive Awards Granted in 2013 and Thereafter Are All Subject to a Double-Trigger Change in Control Provision;
We have a Written Code of Conduct and Corporate Governance Principles; and
We have Share Ownership Policies Applicable to our Board Members and to Executive Officers and Other Designated Members of Management, as well as a Share Retention Policy.

IV	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why are these materials being made available to me?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is making these proxy materials available to you on the Internet, or sending printed proxy materials to you in certain situations, including upon your request, beginning on or about April 6, 2015, in connection with Hasbro’s 2015 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 21, 2015 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02861. The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s named executive officers and Hasbro’s directors, and certain other information. Hasbro’s 2014 Annual Report to Shareholders is also available to shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.

Q:	What proposals will be voted on at the Meeting?

A:	There are six proposals scheduled to be voted on at the Meeting:

•	Election of eleven directors.

•	An advisory vote on the compensation of the Company’s named executive officers.

•	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015.

•	Shareholder Proposal regarding Proxy Access.

•	Shareholder Proposal regarding a Post-Termination Holding Period for a Portion of the Equity Held by Senior Executives.

•	Shareholder Proposal regarding a Limitation on the Vesting of Equity Held by Senior Executives Following a Change in Control.

Q:	Why did I receive a Notice of the Internet Availability of Hasbro’s Proxy Materials, instead of a full set of printed proxy materials?

A:	Rules adopted by the Securities and Exchange Commission allow us to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to every shareholder. We have sent a Notice of Internet Availability of Hasbro’s Proxy Materials (the “Notice”) to our shareholders who have not requested to receive a full set of the printed proxy materials. Because of certain legal requirements, shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan were still mailed a full set of proxy materials this year. Our other
shareholders may access our proxy materials over the Internet using the directions set forth in the Notice. In addition, by following the instructions in the Notice, a shareholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to shareholders, instead of automatically sending a full set of printed copies to all shareholders, to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

Q:	How do I access Hasbro’s proxy materials online?

A:	The Notice provides instructions for accessing the proxy materials for the Meeting over the Internet, and includes the Internet address where those materials are available. Hasbro’s Proxy Statement for the Meeting and 2014 Annual Report to Shareholders can be viewed on Hasbro’s website at http://investor.hasbro.com/annual-proxy.cfm.

Q:	How do I request a paper copy of the proxy materials?

A:	Paper copies of Hasbro’s proxy materials will be made available at no cost to you, but they will only be sent to you if you request them. To request a paper copy of the proxy materials follow the instructions on the Notice that you received. You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of the close of business on March 25, 2015, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through the Computershare CIP, a Direct Stock Purchase and Dividend Reinvestment Plan for Hasbro, Inc., and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	1

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Meeting and vote in person, please mark the box on the voting instruction card you received and return it to your broker or nominee or contact your broker or nominee to obtain a legal proxy or follow the instructions on the Notice or voting instruction card that you received.

Effect of Not Casting Your Vote

If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No. 1 in this Proxy Statement), in the shareholder advisory vote on compensation of the Company’s named executive officers (Proposal No. 2), and on the three Shareholder Proposals. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate. Regulatory changes removed the ability of your broker to vote your uninstructed shares in the election of Directors and on certain other matters on a discretionary basis, and brokers do not have any discretionary ability to vote shares on the election of Directors, the advisory vote with respect to the compensation of the Company’s named executive officers or on the three Shareholder Proposals. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors, the advisory vote on the compensation of the Company’s named executive officers or the vote on the three Shareholder Proposals, no votes will be cast on your behalf on those matters. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 3).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of the close of business on March 25, 2015 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of March 25, 2015, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. Please bring proof of your identification to the meeting. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location by following the Internet voting instructions on the Notice you received or by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that for Hasbro shareholders, other than those shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan who are all being mailed a printed set of proxy materials, you will only be mailed a printed set of the proxy materials, including a printed proxy card or printed voting instruction card, if you request that such printed materials be sent to you. You may request a printed set of proxy materials by following the instructions in the Notice.

Please note that you cannot vote by marking up the Notice of Internet Availability of the Proxy Materials and mailing that Notice back. Any votes returned in that manner will not be counted.

2	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of Directors. In the election of Directors, for each of the nominees you may vote “FOR” such nominee or your vote may be “WITHHELD” with respect to such nominee. For proposals two, three, four, five and six you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal.

If you properly sign and return your proxy card or complete your proxy via the Internet or telephone, your shares will be voted as you direct. If you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

If you are a shareholder of record and do not either vote via the Internet, via telephone, return a signed proxy card or vote in person at the Meeting, your shares will not be voted.

If you are a beneficial shareholder and do not vote via the Internet, telephone, in person at the Meeting or by returning a signed voting instruction card, your shares may only be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for 2015.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice or more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices or proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting.
Q:	What is the quorum for the Meeting?

A:	Holders of record of the Common Stock at the close of business on March 25, 2015 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 124,615,867 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	What happens if I have previously consented to electronic delivery of the Proxy Statement and other annual meeting materials?

A:	If you have previously consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the Proxy Statement, notice of meeting and annual report on the Company’s website, and the proxy card for registered shareholders and voting instruction card for beneficial or “street name” shareholders, on the voting website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the Notice, or annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record who choose to vote their shares via the Internet will be asked to choose a current and future delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Submit” and then respond as to whether you would like to receive current proxy material electronically or by mail. If you already have access to the materials, choose that option and click the “Continue” button. On the following screen, choose whether you would like to receive future proxy materials by e-mail (and enter and verify your e-mail address), by mail or make no change or no preference and click “Continue.” During the year, shareholders of record may sign up to receive their future annual meeting materials electronically over the Internet by going to the website www.computershare.com/investor. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

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ELECTION OF DIRECTORS (Proposal No. 1)

Eleven directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2016 Annual Meeting of Shareholders (the “2016 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors, to serve until the 2016 Meeting, the persons named below. All of the nominees are currently directors of the Company. The proxies cannot be voted for more than eleven directors at the Meeting.

Unless otherwise specified in your voting instructions, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by the Board. The Board, however, has no reason to believe that any nominee named below will be unable to serve as a director.

In considering candidates for election to the Board, the Board, the Nominating, Governance and Social Responsibility Committee of the Board, and the Company consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business, business ethics and professional reputation, other Board service, business, financial and strategic judgment, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. Each of the nominees for election to the Board at the meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning, execution and operating skills in these positions. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational company.

The following information set forth below as to each director nominee includes: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) current directorships of publicly-held companies or investment companies; (v) other previous directorships of publicly-held companies or investment companies during the past five years; (vi) period of service as a director of the Company; and (vii) particular experience, qualifications, attributes or skills, which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

Nominees for Election As Directors

Basil L. Anderson

Age: 69

Basil L. Anderson served as Vice Chairman of Staples, Inc. (office supply company) from September 2001 until March 2006. Prior thereto, he was Executive Vice President — Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Mr. Anderson also previously served as Chief Financial Officer of Scott Paper Company from 1993 to 1996. Mr. Anderson is a director of Becton, Dickinson and Company, Moody’s Corporation and Staples, Inc. He previously served on the Board of CRA International, Inc. from 2004 until January 2010. Mr. Anderson has been a director of the Company since 2002.

The Board has nominated Mr. Anderson for election as a director because of his more than 30 years of business experience, including years of experience as an operating executive, a financial executive, a chief financial officer and as a board member of major multinational public companies. In the Board’s view Mr. Anderson possesses strategic planning, business, financial planning and operations expertise, including with respect to consumer products companies; corporate finance expertise; knowledge, expertise and perspective regarding financial reporting and accounting issues for complex multinational public companies; experience from service on four public company audit committees; experience from service on public company compensation, finance, and governance committees; expertise in corporate governance and board and committee best practices; and international business expertise.

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Alan R. Batkin

Age: 70

Alan R. Batkin is Chairman and Chief Executive Officer of Converse Associates, Inc. (a strategic advisory firm). From 2007 to 2012, he was the Vice Chairman of Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm). Prior thereto, he was the Vice Chairman of Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2006. He is a director of Cantel Medical Corp., Pattern Energy Group, Inc. and Omnicom Group, Inc. Mr. Batkin served on the Board of Overseas Shipholding Group, Inc. from 1999 to 2012. Mr. Batkin has been a director of the Company since 1992.

The Board has nominated Mr. Batkin for election as a director because of his more than 40 years of business experience and financial expertise spanning his work in public accounting as a CPA, investment banking and international strategic consulting. Mr. Batkin has extensive experience advising multinational companies on global business and political issues, and he has served as a director for numerous public companies. The Board believes Mr. Batkin possesses expertise in corporate finance and asset management; expertise in strategic and financial planning and international business operations; knowledge, expertise and perspective regarding financial reporting and accounting matters for multinational public companies; experience from service on multiple public company boards and committees, including a number of public company audit committees; and expertise in corporate governance and board and committee best practices.

Kenneth A. Bronfin

Age: 55

Kenneth A. Bronfin is Senior Managing Director of Hearst Ventures (the strategic investment arm of diversified media company Hearst Corporation), serving in this role since 2013. Prior thereto, he was President of Hearst Interactive Media since 2002. Prior thereto, he was Deputy Group Head of Hearst Interactive Media since 1996. From 2002 until 2006, Mr. Bronfin served on the Board of iVillage Inc. Mr. Bronfin has been a director of the Company since 2008.

The Board has nominated Mr. Bronfin for election as a director because of his extensive expertise and experience in operational and executive roles in the media and digital services sectors. Mr. Bronfin’s experience includes serving in a number of executive positions where he was in charge of leading interactive media and digital businesses and where he led new business ventures, strategic investments and acquisitions in the digital content and media sectors. Mr. Bronfin also has experience serving on a number of private and public company boards of directors. The Board believes Mr. Bronfin possesses knowledge, expertise and experience, including operations and business planning experience, in the media, digital products and digital services industries, including business experience in international media; advertising and marketing; analyzing and anticipating consumer trends in media and digital technologies and businesses; as well as expertise in strategic planning and corporate finance.

Michael R. Burns

Age: 56

Michael R. Burns is the Vice Chairman of Lionsgate Entertainment Corp., serving in his role since 2000. From 1991 to 2000, he was the Managing Director and Head of the Los Angeles Investment Banking Office of Prudential Securities Inc. Mr. Burns has been a director of the Company since December 2014.

The Board appointed Mr. Burns as a director in December 2014 and has nominated Mr. Burns for re-election as a director because of his extensive knowledge and experience in content development and brand building, including in the use of creative storytelling across platforms to build global entertainment franchises; in the entertainment industries, including operating and financial expertise in motion picture development, financing, marketing and monetization; expertise in strategic planning for, investing in and building content and entertainment-driven multi-platform businesses; experience in global media distribution; expertise in investment banking and corporate finance; and expertise in international business.

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Lisa Gersh

Age: 56

Lisa Gersh is the Chief Executive Officer of Goop, Inc. (lifestyle publication curated by Gwyneth Paltrow) serving in her role since October 2014. Ms. Gersh served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (integrated media and merchandising company) until 2013. Prior thereto, she served as President and Chief Operating Officer of Martha Stewart Living Omnimedia, Inc. from 2011 to 2012. She served as President, Strategic Initiatives at NBC News, an operating subsidiary of NBC Universal (media company) from

2007 until January 2011. Ms. Gersh served as a director of Martha Stewart Living Omnimedia, Inc. from 2011 to 2013 and served on the board of directors of The Knot, Inc. (now XO Group Inc.) from 2005 until 2010. Ms. Gersh has been a director of the Company since 2010.

The Board has nominated Ms. Gersh for election as a director because of her extensive experience in the media, branded products and entertainment industries, including television, digital entertainment and publishing. These roles involved operating and executive positions with multiple leading media and brand-driven companies, including as Chief Executive Officer of Goop, Inc., President and Chief Executive Officer of Martha Stewart Living Omnimedia and her role in leading NBC Universal’s acquisition of the Weather Channel companies as the executive in charge of the investment. The Board believes Ms. Gersh possesses knowledge, expertise and perspectives, including business and strategic planning expertise, regarding media, brand-driven and entertainment industries, including the cable television and digital industries; marketing and branding expertise; and expertise in media trends and in building global brand-driven businesses.

Brian D. Goldner

Age: 51

Brian D. Goldner has served as the President and Chief Executive Officer of Hasbro, Inc. since 2008. Prior thereto, Mr. Goldner served as the Chief Operating Officer of Hasbro from 2006 to 2008 and as President, U.S. Toys Segment from 2003 to 2006. Prior to joining Hasbro in 2000, Mr. Goldner held a number of management positions in the family entertainment and advertising industries, including as Executive Vice President and Chief Operating Officer of Bandai America, Worldwide Director in charge of the Los Angeles Office of J. Walter Thompson and as a

Vice President and Account Director of Leo Burnett Advertising. Mr. Goldner serves on the Board of Molson Coors Brewing Company. Mr. Goldner has been a director of the Company since 2008.

The Board has nominated Mr. Goldner for election as a director because of the fundamental role he has played and continues to play in the transformation of Hasbro’s business globally and in successfully formulating and executing the Company’s strategy, including its expansion into new geographies and new categories, and its use of content creation and immersive storytelling to build global brands. Mr. Goldner has extensive experience and expertise in branded-products and entertainment industries and expertise in marketing, brand development, storytelling and brand building. Mr. Goldner is the chief architect of the Company’s brand blueprint and has led the Company’s transformation from a traditional toy and game manufacturer into a global organization dedicated to Creating the World’s Best Play Experiences. Since 2000, under Mr. Goldner’s leadership, the Company has conceptualized and implemented its brand blueprint, imagining and re-imagining core Hasbro brands globally, identifying Hasbro’s Franchise Brands and developing new ways to express Hasbro’s brands through entertainment, digital media and lifestyle licensing. Mr. Goldner has been a key driver behind the Company’s use of immersive brand-driven entertainment experiences, including motion pictures and television based on the Company’s brands, to develop brand recognition and build the Company’s business. The Board believes Mr. Goldner possesses knowledge, expertise and experience regarding strategic and operational planning and execution in global brand and content-driven entertainment industries, including in delivering immersive branded-play offerings and in using story-telling to build global consumer franchises; expertise in global branded-entertainment industry trends and challenges; expertise in the media and entertainment industries; and expertise in marketing, product and brand development and delivery in the entertainment and consumer products spaces.

Mr. Goldner also serves as an officer and/or director of a number of the Company’s subsidiaries at the request and convenience of the Company.

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Alan G. Hassenfeld

Age: 66

Alan G. Hassenfeld served as Chairman of the Board of Hasbro, Inc. from 1989 to 2008. Prior to May 2003, Mr. Hassenfeld served as Chairman of the Board and Chief Executive Officer of Hasbro since 1999. Prior thereto, he was Chairman of the Board, President and Chief Executive Officer of Hasbro since 1989. Mr. Hassenfeld serves on the Board of salesforce.com, inc. and served on the Board of Global Cornerstone Holdings Ltd. from 2011 until 2013. Mr. Hassenfeld is also co-chairman of the Governing Body of the International Council of Toy Industries CARE Process. Mr. Hassenfeld has been a director of the Company since 1978.

The Board has nominated Mr. Hassenfeld for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industry, including his extensive service in senior leadership roles at Hasbro, culminating in his service as the Company’s Chairman of the Board and Chief Executive Officer. Throughout his career at Hasbro, Mr. Hassenfeld held a number of positions of increasing responsibility in marketing and sales for the Company’s domestic and international operations, including responsibilities overseeing global markets. He became Vice President of International Operations in 1972 and later served as Vice President of Marketing and Sales and then as Executive Vice President, prior to being named President of the Company in 1984 and President and Chief Executive Officer in 1989. The Board believes Mr. Hassenfeld possesses particular knowledge, expertise and experience regarding strategic and operational planning and execution in the toy, game and family entertainment industries; expertise in industry trends and challenges, global markets, and international business operations; expertise in issues of corporate social responsibility and sustainability; and experience and expertise in the competitive and financial positioning of the Company and its business.

Tracy A. Leinbach

Age: 55

Tracy A. Leinbach served as the Executive Vice President and Chief Financial Officer for Ryder System, Inc. (a global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior thereto, Ms. Leinbach served as Executive Vice President, Fleet Management Solutions for Ryder since 2001. She is a director of Forward Air Corporation and Veritiv Corporation. Ms. Leinbach has been a director of the Company since 2008.

The Board has nominated Ms. Leinbach for election as a director because of her extensive business experience in global operations, strategic and financial planning, auditing and accounting. Ms. Leinbach held a number of positions involving increasing global operating and global financial management, responsibility and oversight, as well as global supply chain management, with Ryder, spanning a career with Ryder of over 21 years. During her career she lead the Company’s largest business unit in the U.S., as well as units in Europe, Mexico and Canada. In addition to extensive operating experience, her time with Ryder included service as controller and chief financial officer at many of Ryder’s subsidiaries and divisions. Ms. Leinbach’s career with Ryder culminated in her service as Executive Vice President and Chief Financial Officer. Prior to her career with Ryder, Ms. Leinbach worked for Price Waterhouse in public accounting and was a CPA. The Board believes Ms. Leinbach possesses particular knowledge, expertise and experience in strategic planning, management, operations, logistics and risk management for a large multinational company; corporate finance; sales; and expertise in issues regarding financial reporting and accounting issues for large public companies. The Board has determined that Ms. Leinbach qualifies as an Audit Committee Financial Expert due to her prior experience, including as the Chief Financial Officer of a public company (Ryder System, Inc.).

Edward M. Philip

Age: 49

Edward M. Philip has served as the Chief Operating Officer of Partners in Health (a non-profit healthcare organization) since January 2013. In addition, Mr. Philip is a Special Partner at Highland Consumer Fund (consumer oriented private equity fund), serving in this role since 2013. He served as Managing General Partner at Highland Consumer Fund from 2006 to 2013. Prior thereto, Mr. Philip served as President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto, he was Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to January 2004. In

1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, Mr. Philip spent time as the Vice President of Finance for the Walt Disney Company, and prior thereto Mr. Philip spent a number of years in investment banking. He is a director of BRP Inc. Mr. Philip has been a director of the Company since 2002.

The Board has nominated Mr. Philip for election as a director because of his more than 20 years of business and management experience, including many years of experience as both an operating executive and chief financial officer of multinational corporations, and his experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies, as well as in managing teams responding to complex and critical international issues. The Board believes Mr. Philip possesses knowledge, expertise and perspectives regarding internet and technology based industries and the use of the internet and digital media for building businesses; expertise in strategic planning and execution in complex global organizations; expertise in consumer trends and in the family entertainment industry; corporate finance, financial reporting and accounting matters for large multinational public companies; as well as expertise in the operation and management of a multinational corporation.

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Richard S. Stoddart

Age: 52

Richard S. Stoddart is the Chief Executive Officer of Leo Burnett North America, serving in his role since 2013. Mr. Stoddart served as President of Leo Burnett North America from 2005 to 2013. Mr. Stoddart has been a director of the Company since March 2014.

The Board has nominated Mr. Stoddart for election as a director because of his extensive experience in the advertising, marketing and communications industries, including in television, digital, social media and in print, and in building global brands and businesses. As the Chief Executive Officer of one of the largest advertising agencies in North America, Mr. Stoddart is recognized for his leadership in the development and integration of shopper, digital, social and mobile capabilities as part of a company’s overall marketing and brand strategy. The Board believes Mr. Stoddart possesses knowledge, expertise and experience regarding branding and brand building, marketing strategy and marketing communications across media platforms, including in traditional advertising, digital advertising and social media; expertise in media planning, launching branded content and products; and expertise in media trends and strategic planning for businesses building global content-driven brands.

Linda K. Zecher

Age: 61

Linda K. Zecher is the President and Chief Executive Officer of Houghton Mifflin Harcourt Company, serving in that role since 2011. Prior thereto, she was Corporate Vice President, Worldwide Public Sector of Microsoft Corporation from 2003 to 2011. Ms. Zecher is a director of Houghton Mifflin Harcourt Company. Ms. Zecher has been a director of the Company since October 2014.

The Board appointed Ms. Zecher in October 2014 and has nominated Ms. Zecher for re-election as a director because of her extensive experience in leading the transformation of businesses in the fields of digital publishing, digital learning, and online sales and marketing, as well as her expertise and skill in driving technological innovation and in leading content development and distribution across channels and platforms. The Board believes Ms. Zecher possesses knowledge, expertise and experience in unified analog and digital content development and distribution, in strategic planning and execution for businesses focused on global cross-platform content development and delivery, and expertise in digital brand building, online business development and in driving technological innovation.

Vote Required.    The affirmative vote of a majority of those shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the election of directors is required to elect each director nominee. As such, a withhold vote is effectively a vote against a director. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ELEVEN DIRECTOR NOMINEES NAMED ABOVE.

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GOVERNANCE OF THE COMPANY

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:
• Comprehensive shareholder outreach program;
• Board is composed of a significant majority of independent directors;
• Board includes a balance of experience, tenure and qualifications in areas important to our business;
• Effective at the 2015 Annual Meeting the role of Presiding Director will be replaced by a Lead Independent Director role with expanded and clearly defined responsibilities;
• Board is elected annually under a majority vote standard;
• Policy limiting the number of boards on which our directors may serve;
• We do not have a shareholder rights plan;
• Longstanding commitment to Corporate Sustainability;
• Strong Clawback Policy;
• Policy prohibiting the pledging or hedging of Company stock;
• Share ownership and retention policy for our Board members and executive officers; and
• Written Code of Conduct and Corporate Governance Principles.

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s officers, other employees and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company officers, other employees and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with The NASDAQ Stock Market’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” A copy of the Independence Standards is also attached as Appendix A to this Proxy Statement.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. The Board has determined in accordance with our Independence Standards, that each of the following directors are independent and have no

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relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Frank J. Biondi, Jr., Kenneth A. Bronfin, Michael R. Burns, John M. Connors, Jr., Michael W.O. Garrett, Lisa Gersh, Jack M. Greenberg, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip, Richard S. Stoddart, Alfred J. Verrecchia and Linda K. Zecher. Of the Company’s directors who were determined to be independent, there were two directors who had a relationship which was considered by the Board in making the independence determinations.

Alfred J. Verrecchia was formerly an employee and Chief Executive Officer of the Company. However, Mr. Verrecchia’s officer and employee relationship with the Company ended in December of 2008. The Board does not believe that the former employment relationship impacts Mr. Verrecchia’s independence.

Alan G. Hassenfeld was formerly an employee and Chief Executive Officer of the Company. However, Mr. Hassenfeld’s officer and employee relationship with the Company ended in December of 2005. Although Mr. Hassenfeld has a greater than 5% shareholding in the Company, which is detailed in the stock ownership tables in this Proxy Statement, that interest is only a minority interest in the total share ownership of the Company. The Board does not believe that the former employment relationship or equity interest impact Mr. Hassenfeld’s independence.

The only member of the Company’s Board who was determined not to be independent was Brian D. Goldner, the Company’s current President and Chief Executive Officer.

Presiding Non-Management Director and Communicating with the Board

As part of its governance practices, Hasbro has historically had a Presiding Non-Management Director whose principal duties included developing the agenda for, and moderating, executive sessions of the Board’s non-management directors; acting as the principal liaison between non-management directors and the Chairman of the Board and the Chief Executive Officer on issues that arise at the executive sessions of the Board or otherwise; serving as a conduit for third parties to contact the non-management directors as a group; and providing feedback with regard to proposed agendas for Board meetings. Most recently Kenneth Bronfin is serving as Presiding Non-Management Director.

Executive sessions of the non-management members of the Company’s Board are presided over by the presiding director (the “Presiding Director”). Kenneth A. Bronfin currently serves as the Presiding Director, a position which is held by a non-management director selected by the other non-management directors. Interested parties may contact the Presiding Director with respect to governance matters by sending correspondence to c/o Presiding Director, Hasbro, Inc., P.O. Box 495, Pawtucket, Rhode Island 02861. Persons may also contact the Board as a whole with respect to governance matters through the Presiding Director in the manner set forth in the preceding sentence.

Effective upon the 2015 Annual Meeting, the role of Presiding Non-Management Director is being enhanced and thereafter it will be referred to as the Lead Independent Director. Thereafter persons may contact the Board with respect to governance matters through the Lead Independent Director as the address set forth above.

Lead Independent Director

Effective as of the 2015 Annual Meeting, the role of Presiding Non-Management Director will be replaced with the expanded role of Lead Independent Director. This reflects Hasbro’s continued commitment to good governance and to providing a strong voice for its independent directors. Basil Anderson will assume the role of Lead Independent Director at that time. Mr. Anderson has served on the Board since 2002 and currently serves as Chairman of the Nominating, Governance and Social Responsibility Committee.

The Lead Independent Director’s primary responsibilities will include:

•	reviewing and approving all information and materials to be sent to the Board;

•	reviewing and approving agendas and meeting schedules for all Board and Committee meetings, including to assure that there is sufficient time for discussion of all agenda items;

•	developing the agendas for, and moderating, executive sessions of the Board’s non-management and independent directors;

•	advising management on the quality, quantity and timeliness of information provided to the Board;

•	presiding at all meetings of the Board at which the Chairman and Chief Executive Officer is not present, including all executive sessions of the non-management and independent directors;

•	providing feedback to the Chairman and Chief Executive Officer regarding the matters discussed at such meetings and sessions, as appropriate;

•	having the authority to call meetings of the non-management and independent directors whenever the Lead Independent Director deems it appropriate or necessary;

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•	serving as the principal liaison between the non-management and independent directors and the Chairman and Chief Executive Officer and management;

•

serving as the liaison between the non-management and independent directors and other constituents of the Company, such as shareholders, and meeting and consulting with major shareholders as part of the Company’s shareholder outreach programs and when otherwise requested by such shareholders;

•	serving as a conduit for third parties to contact the non-management and independent Directors as a group;

•

regularly consulting with the Chairman and Chief Executive Officer and the Chair of the Nominating, Governance and Social Responsibility Committees on matters related to corporate governance and Board performance;

•	facilitating the retention of outside advisors for the independent directors and the Board as needed; and

•	performing such other duties as the Board may from time to time delegate or request.

Board Leadership Structure

The Chairman of the Company’s Board is elected by the Board on an annual basis. Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate individuals, with Mr. Goldner serving as Chief Executive Officer and Mr. Verrecchia serving as Chairman of the Board. The Board believes that over the last several years this structure has been an appropriate structure for the Company, as it allowed Mr. Goldner to focus on the Company’s strategy, business and operations, while enabling Mr. Verrecchia to assist with Board matters and serve as a liaison between the Board and the Company’s senior management, headed by Mr. Goldner.

Effective upon the 2015 Annual Meeting, and Mr. Verrecchia’s retirement from the Board, Mr. Goldner will assume the role of Chairman of the Board in addition to serving as the Company’s Chief Executive Officer. Mr. Goldner’s appointment as Chairman reflects the integral role he has played and continues to play in the transformation of Hasbro’s business globally and in successfully formulating and executing the Company’s strategy, including its expansion into new geographies and new categories, both before and following his appointment as Chief Executive Officer in 2008. The Board believes that combining these roles at this time is best for the Company and its shareholders as it will facilitate the functioning of the Board with senior management in strategic planning for the Company and in determining the Company’s key business opportunities and objectives, and setting plans for achieving those objectives. Hasbro believes the combination of these roles with a proven leader positions the Company well for future success.

The Chairman of the Board provides leadership to the Board by, among other things, working with the Lead Independent Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, address issues of director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning.

Majority Vote Standard

In response to shareholder feedback, on August 6, 2014, the Company amended its Amended and Restated Bylaws to implement a majority vote standard for the election of directors in uncontested director elections (with a plurality vote standard applying to contested director elections), coupled with a director resignation policy for those directors who do not receive a majority vote. Prior to this amendment, election of the Company’s directors was subject in all cases to a majority vote standard and the Company did not have a related resignation policy.

In an election of directors which is not a contested election (as defined below), when a quorum is present, each nominee to be elected by shareholders shall be elected if the votes cast “for” such nominee exceed the votes cast “against” such nominee. In cases where as of the tenth (10th) day preceding the date on which the Company first mails its notice of meeting, for the meeting at which directors are being elected, the number of nominees for director exceeds the number of directors to be elected (referred to as a “contested election”), when a quorum is present, each nominee to be elected by shareholders shall be elected by a plurality of the votes cast.

In order for an incumbent director to become a nominee for re-election to the Board, such person must submit an irrevocable resignation, contingent on both that person not receiving a “for” vote that exceeds the “against” vote cast in an election that is not a contested election and acceptance of that resignation by the Board in accordance with the policies and procedures of the Board adopted for such purpose. In the event an incumbent director fails to receive a “for” vote that exceeds the “against” vote in an election that is not a contested election, the Company’s Nominating, Governance and Social Responsibility Committee shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director.

The Board shall act on the resignation, taking into account the recommendation of the Nominating, Governance and Social Responsibility Committee, and publicly disclose (by filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale for that decision, within sixty (60) days following the final certification of the vote at which the election was held. The Nominating, Governance and Social Responsibility Committee in making its recommendation, and the Board in making its decision, may each consider all factors and information that they consider relevant and

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appropriate. Both the Nominating, Governance and Social Responsibility Committee, in making their recommendation, and the Board in making its decision, with respect to any given nominee who has not received the requisite vote in an election that is not a contested election, will act without the participation of the nominee in question.

Overboarding Policy

Also in response to shareholder feedback, in August 2014 the Company adopted a policy providing that our board members may not serve on the boards of directors of more than a total of four public companies (including the Company’s Board) and/or registered investment fund families. If the director is also a sitting Chief Executive Officer of a public company, the director may not serve on more than one other public company board or registered investment fund family board, in addition to the Company’s board.

Share Retention Requirements

The Company has historically had share ownership guidelines which apply to all officers and employees at or above the Senior Vice President level and establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances. To further align executives’ interests with the long-term interests of shareholders, effective March 1, 2014, the Company adopted amendments to the share ownership policy, which include a requirement to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period an executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the policy. Once the stock ownership requirement level is achieved, the executive is required to maintain the stock ownership level for as long as the executive is employed by the Company and is subject to the policy.

Equity Awards Granted in 2013 and Beyond Subject to Double Trigger Following a Change in Control

At the Company’s 2013 Annual Shareholder Meeting, shareholders approved amendments to the Company’s Restated 2003 Stock Incentive Performance Plan, as amended. This approval by our shareholders provided that all awards granted in 2013 and thereafter, including the equity awards granted to Mr. Goldner pursuant to his Amended and Restated Employment Agreement, will be subject to a double trigger change in control provision. This means that rather than vesting automatically upon a change in control, such awards will only vest following a change in control if the award recipient’s employment with the Company terminates under specified circumstances.

Clawback Policy

In 2012 the Company’s Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this Clawback Policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

Adoption of a Policy Prohibiting the Pledging or Hedging of Company Stock

In 2012 the Board also adopted a policy prohibiting any pledges or hedges of Company stock by directors, officers or other employees on a prospective basis. This policy is effective from the date of its adoption in October 2012. The Board believes this policy furthers the interest of shareholders by ensuring that directors, officers and employees have the same economic incentives as shareholders and that equity held by officers and employees will not be sold in situations beyond the control of the director, officer or employee.

No Tax Gross-Ups

We do not have any existing tax gross-up arrangements with any of our directors, officers or other employees and we have made a commitment to not enter into such arrangements in the future.

Corporate Social Responsibility

Corporate social responsibility (CSR) unites Hasbro’s desire to play a part in building a safe and sustainable world for future generations and to positively impact the lives of millions of children and families every year. The Company focuses its CSR initiatives on three key areas: product safety, ethical sourcing and environmental sustainability. Another important element of the Company’s CSR efforts is its tradition of supporting children worldwide through a variety of philanthropic programs. Hasbro recently received several prestigious recognitions in this area, including being named by Ethisphere as a 2015 World’s Most Ethical Company. This was our fourth consecutive year to receive that award. Also for the third consecutive year in 2015 we were named one of the Most Community Minded Companies on Bloomberg News’ “The Civic 50”.

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Board Meetings and Director Attendance at the Annual Meeting

During 2014, the Board held twelve meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2014 and (ii) the meetings of any committees held during their tenure as members of such committees during 2014. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All members of the Board who were members as of the 2014 Annual Meeting of Shareholders attended the 2014 Annual Meeting of Shareholders.

Board Committees

Audit Committee.    The Audit Committee of the Board, which currently consists of Tracy A. Leinbach (Chair), Alan R. Batkin, Michael W.O. Garret, Lisa Gersh, Richard S. Stoddart and Linda K. Zecher, held eleven meetings in 2014. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. The Board has determined that Tracy A. Leinbach qualifies as an Audit Committee Financial Expert, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee.

Compensation Committee.    The Compensation Committee of the Board, which currently consists of Edward M. Philip (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin, Michael R. Burns, John M. Connors, Jr., and Linda K. Zecher, held five meetings in 2014. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s employee stock equity plan and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. For a further description and discussion concerning the Compensation Committee, including its composition and its processes and procedures for determining the compensation of the Company’s executive officers, please see the Compensation Committee Report on page 18 of this Proxy Statement, and the Compensation Discussion and Analysis which begins immediately thereafter.

As is discussed in more detail on page 36 of this Proxy Statement, in reviewing the proposed fiscal 2014 compensation and retention program for the Company’s executive officers at the beginning of 2014, the Compensation Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”) who served as an outside compensation consultant for the Compensation Committee. For its work with respect to advising on the 2014 compensation program, CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2014 executive compensation programs and provided additional information as to whether the Company’s proposed 2014 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2014 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee. CAP does not have any relationship with the Company which the Committee’s believes in any way adversely impacts CAP’s independence. The Committee’s review of CAP’s independence is discussed in more detail on page 37 of this Proxy Statement.

In addition to the work performed by CAP directly for the Committee with respect to the 2014 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Compensation Departments to perform analysis on the Company’s proposed compensation and retention programs, including its equity plan, consulting and benefits administration services for the Company, including administration services for the Company’s health and group benefits programs and retirement plans, work in connection with the Company’s online total reward statements for employees and work providing compensation surveys and other compensation and benefits information.

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Additionally, the Company’s Human Resources and Compensation Departments retained Mercer LLC to perform consulting services relating to the Company’s long-term incentive plan, retirement investments, retirement plans and health and welfare plans.

Executive Committee.    The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Basil L. Anderson, Kenneth A. Bronfin, Brian D. Goldner, Tracy A. Leinbach, Edward M. Philip and Alfred J. Verrecchia, did not meet in 2014. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

Finance Committee.    The Finance Committee of the Board, which currently consists of Kenneth A. Bronfin (Chair), Alan R. Batkin, Michael R. Burns, Michael W.O. Garrett, Jack M. Greenberg, Alan G. Hassenfeld and Tracy A. Leinbach, met three times in 2014. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

Nominating, Governance and Social Responsibility Committee.    The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Basil L. Anderson (Chair), Frank J. Biondi, Jr., John M. Connors, Jr., Lisa Gersh, Jack M. Greenberg and Edward M. Philip, met five times in 2014. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles, Board and Board committee evaluations and the Chair of the Nominating Committee shares with the Chair of Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of stockholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors. In 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s Common Stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $425,000). Please see the Compensation of Directors section beginning on page 56 of this Proxy Statement for a full discussion of the Company’s compensation of its directors.

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes significant issues of corporate social responsibility and related corporate conduct, including product safety, environmental sustainability and climate change, human rights and ethical sourcing, responsible marketing, transparency, public policy matters, community relations and charitable contributions. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the Committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Company does not have a formal policy for considering diversity in identifying and recommending nominees for election to the Board, but the Nominating Committee considers diversity of viewpoint, experience, education, skill, background and other qualities in its overall consideration of nominees qualified for election to the Board. The Nominating Committee will consider and evaluate nominees recommended by shareholders for election to the Board on the same basis as candidates from other sources if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations.” The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms.

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As of December 8, 2014 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2014 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, the efforts of the various committees of the Board are instrumental in this process. Each committee, generally through its Chair, then regularly reports back to the full Board on the conduct of the committee’s functions. The Board, as well as the individual Board committees, also regularly speak directly with key officers and employees of the Company involved in risk assessment and risk management. Set forth below is a description of the role of the various Board committees, and the full Board, in risk oversight for the Company.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements.

The Finance Committee of the Board reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure, and the use of hedging and other techniques to manage these risks. As part of its review of the operating budget and strategic plan the Finance Committee also reviews major business risks to the Company and the Company’s efforts to manage those risks.

The Compensation Committee oversees the compensation programs for the Company’s executive officers. As part of that process the Compensation Committee ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interests of executives with those of the Company and its shareholders and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

The Nominating, Governance and Social Responsibility Committee has oversight over the Company’s governance policies and structures, management and director succession planning, corporate social responsibility, and issues related to health, safety and the environment, as well as risks and efforts to manage risks to the Company in those areas.

The full Board then regularly reviews the efforts of each of its committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks.

Director Retirement Age

The Board has established a target retirement age of 72. Normally, a Director who has reached this age will serve out his or her current term and not stand for re-election at the end of that term. However, the Board recognizes that from time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons. At the 2015 Annual Meeting five of the Company’s board members are not standing for re-election. Four of those members have achieved the target retirement age. As part of the Company’s robust board succession planning process and efforts to continually maintain the high functioning of the board, three new members joined the Board in 2014, Richard Stoddart, Linda Zecher and Michael Burns.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02861.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2016 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company’s executive offices no later than December 7, 2015 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2015 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02861. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

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With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2016 Annual Meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2016 Annual Meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2016 Annual Meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2016 Annual Meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

Director Nominations

The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give written notice to the Secretary of the Company, such notice must be received at the principal executive office of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

To be considered by the Nominating Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02861 at least 120 days prior to the one-year anniversary of the release to the Company’s shareholders of the proxy statement for the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2016 Annual Meeting of Shareholders must be submitted no later than December 7, 2015. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of The NASDAQ Stock Market, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles.

Michael Verrecchia, son of Alfred J. Verrecchia, is employed by the Company as Director of Entertainment Retail Business Development. For fiscal 2014, Michael Verrecchia was paid an aggregate salary and bonus of $160,192.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Company’s Board of Directors (the “Board”) is responsible for establishing and overseeing the compensation programs for the Company’s executive officers, including all of the Company’s Named Executive Officers appearing in the compensation tables following this report, and is authorized to make grants and awards under the Company’s equity compensation plans. The Committee operates under a written charter, which has been established by the Company’s Board and which is reviewed and evaluated by both the Committee and the Board on an annual basis. The current Compensation Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of The NASDAQ Stock Market’s corporate governance listing standards. The exercise of independent judgment in furtherance of the interests of the Company and its shareholders is a cornerstone of the Committee’s actions.

The following section of this Proxy Statement, entitled “Compensation Discussion and Analysis”, contains a detailed discussion regarding the philosophy, policies, processes and compensation plans utilized by the Committee in establishing the compensation programs for the Company’s executive officers and in assuring that the Company’s compensation programs attract and retain top executive talent, align the interests of the executive team with those of the Company’s shareholders, create a powerful linkage between pay and performance and maximize the business results of the Company.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows this report. Based on its review and discussions with management, the Committee recommended to the Company’s full Board and the full Board has approved the inclusion of the Compensation Discussion and Analysis in this Proxy Statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 28, 2014.

Report issued by the members of the Compensation Committee as of the Company’s 2014 fiscal year end.

Edward Philip (Chair)

Basil Anderson

Frank Biondi, Jr.

Kenneth Bronfin

Michael Burns

John Connors, Jr.

Linda Zecher

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COMPENSATION DISCUSSION AND ANALYSIS

In the following Compensation Discussion and Analysis, we describe the details of our Named Executive Officer (NEO) executive compensation program.

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Executive Summary

2014 Named Executive Officers

The name and title of each of the Company’s Named Executive Officers (NEOs) for 2014 are as follows:

Name	Title
Brian D. Goldner	President and Chief Executive Officer
Deborah M. Thomas	Executive Vice President and Chief Financial Officer
Duncan J. Billing	Executive Vice President, Chief Global Operations and Business Development Officer
John A. Frascotti	President, Hasbro Brands
Wiebe Tinga	Executive Vice President and Chief Commercial Officer

Business and Performance Overview

Hasbro is a global company committed to Creating the World’s Best Play Experiences. We strive to accomplish this by leveraging our beloved brands, including our seven Franchise Brands: LITTLEST PET SHOP, MAGIC: THE GATHERING, MONOPOLY, MY LITTLE PONY, NERF, PLAY-DOH and TRANSFORMERS, as well as our premier Partner Brands, such as MARVEL and STAR WARS, across our Brand Blueprint. From toys and games to television programming, motion pictures, digital gaming and a comprehensive licensing program, Hasbro fulfills the fundamental need for play and connection for children and families around the world.

In 2014, we continued the evolution of our company and saw measurable results against our long-term strategic objectives and investment priorities.

•

Our focus on building Franchise Brands and key Partner Brands (including MARVEL and STAR WARS from The Walt Disney Company,) delivered 5% revenue growth for the Company. Franchise Brand revenues increased 31% from 2013 and six of our seven Franchise Brands grew in 2014.

•

The execution of our Brand Blueprint globally across consumer categories resulted in revenue growth in all geographic regions, including the U.S. & Canada (+1%), Europe (+6%), Latin America (+14%) and Asia Pacific (+10%). Our expansion and investment in Emerging Markets continued to deliver strong growth and revenue in these markets grew 20%.

•	Additionally, the Entertainment & Licensing category had a record year, increasing revenues 15% behind the licensing of Franchise Brands MY LITTLE PONY and TRANSFORMERS.

•	Innovation and storytelling delivered revenue growth in both the Boys category (+20%) and the Girls category (+2%) for 2014.

•

To build on our second consecutive billion dollar year for revenues in the Girls category, we announced a new strategic merchandising relationship with Disney Consumer Products for the DISNEY PRINCESS and FROZEN properties. This new agreement gives Hasbro global rights (excluding Japan) to develop fashion and small dolls based on the DISNEY PRINCESS and FROZEN stories and characters beginning in 2016.

•	Through the implementation of our cost savings initiative and our focus on improving organizational efficiencies, we increased profitability across all of our operating segments.

•	We accomplished these objectives while returning $678 million to our shareholders in 2014: $217 million in cash dividends and $461 million via share repurchases.

•	In February 2015, our Board approved a 7% increase in the quarterly dividend and an additional $500 million authorization for future share repurchases.

As is discussed in detail beginning on page 22 in 2014 our Board and our Chief Executive Officer, Brian Goldner, amended certain terms of Mr. Goldner’s employment agreement in direct response to feedback we received from our shareholders during our engagement efforts.

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Providing value and return to our shareholders is a cornerstone of our corporate objectives. The following table compares the total return on our shares of common stock over the designated periods to the returns for the S&P 500 Index and Russell 1000 Consumer Discretionary Index.

The following graphs provide the Company’s annual dividend rate and the year-over-year increases in dividend rates since 2005, as well as the growth in the Company’s underlying diluted earnings per share (“EPS”) over the past five years.

*

2014 diluted earnings per share excludes pre-tax charges of $28.3 million associated with restructuring of the Company’s joint venture television network and $5.2 million associated with other restructuring activities, which were more than offset by excluded pre-tax benefits of $36.0 million from the sale of licensed rights for intellectual property and $6.6 million in favorable tax adjustments related to tax exam settlements. 2013 diluted earnings per share excludes aggregate pre-tax charges of $145.4 million from restructuring and related pension costs, product

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related expense and the settlement of an adverse arbitration award, partially offset by a $23.6 million favorable tax adjustment, which is also excluded. 2012 and 2011 diluted earnings per share exclude pre-tax restructuring charges of $47.2 million and $14.4 million, respectively. Diluted earnings per share exclude favorable tax benefits of $20.5 million, and $21.2 million, in 2011 and 2010, respectively.

Finally, the following table provides the aggregate amounts we have returned to our shareholders since 2010, in the form of both cash dividends and share repurchases.

Shareholder Engagement and Changes to Our CEO’s Compensation

Shareholder Outreach

Hasbro has engaged with our major shareholders on governance and compensation matters for several years. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of our investors. Both before and after the 2014 Annual Meeting we pursued these continuing outreach efforts. We were disappointed with the results of the votes on our executive compensation programs (the say-on-pay vote) at both our 2013 and 2014 Annual Meetings. Following our failed 2014 say-on-pay vote and informed by our discussions with our shareholders in 2014, both our Board of Directors and our Chief Executive Officer mutually decided that they would take the unusual step of amending certain of the terms contained in Mr. Goldner’s existing employment agreement. Following the amendment of Mr. Goldner’s employment agreement in August of 2014, we again reached out to shareholders to obtain their views on the amended terms.

During 2014, we have reached out to shareholders holding approximately 63% of our total shares outstanding, including all of our top 25 holders as of the 2014 year end, and we had discussions with all of the shareholders who accepted our invitation to talk, comprising holders representing approximately 47% of our total outstanding shares as of the end of 2014. The Chairman of our Nominating, Governance and Social Responsibility Committee, who also serves on the Compensation Committee of our Board, and who was recently designated Lead Independent Director effective as of the 2015 Annual Meeting, participated in many of these meetings with shareholders. Also participating in these meetings were members of our management team, including our Chief Human Resources Officer, our Senior Vice President, Talent & Rewards, and our Head of Investor Relations.

Responding to Shareholder Input on the Compensation Program

Shareholder compensation feedback expressed during our meetings focused on our CEO’s 2012 employment contract, which took effect in 2013. Key shareholder concerns included the:

•	overall magnitude of pay;

•	use of stock price hurdles for the one-time restricted stock unit grant that could be achieved at a single point in time; and the

•	structure of the total shareholder return multiplier on Mr. Goldner’s contingent performance share grants

In the 2014 proxy statement, we enhanced the disclosure regarding our rationale for the contract with our CEO following engagement with shareholders in 2013 on this matter. Following the 2014 say-on-pay vote and related discussions with shareholders, the Committee and the CEO reopened and renegotiated our CEO’s 2012 employment contract to implement the following changes in response to shareholder feedback. These amendments represent a potential forfeiture by Mr. Goldner of approximately $11 million in compensation that could be earned over the remaining term of the agreement and are detailed in the following table.

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Shareholder Feedback	Changes Hasbro Made In Response	Description

•   Total target compensation for CEO was perceived as above the median of relevant peer group

•   Similar performance metrics were used in the annual and long-term incentive plans

•   Wanted to see Return on Invested Capital used as a performance metric.

•   Reduced long-term incentive target for CEO

•   Added Return on Invested Capital (ROIC) as a performance metric, in addition to Net Revenues and EPS, for performance share awards to CEO and other senior executives beginning in 2015

•   Decreased annual equity compensation target for CEO from 500% of base salary to 400% of base salary effective for balance of employment agreement (2015, 2016, 2017)

•   Added ROIC as a performance metric at 33% weighting for performance contingent share awards beginning in 2015

Impact: Reduces total target compensation by $3.9 million ($1.3 million per year) so that ongoing annual total target compensation is just below peer median

•   The TSR multiplier on performance contingent share awards granted to the CEO in 2013 and 2014 offered too much upside tying into concerns over potential earnings

•   S&P 500 as a relative peer group could reward for market performance

• Completely eliminated the TSR performance multiplier from Mr. Goldner’s 2013 and 2014 performance share awards

•   Eliminated 2.0X multiplier that could have increased the number of performance awards granted on the basis of a TSR comparison to the S&P 500 index from both the 2013 and 2014 performance share awards

Impact: Reduces potential pay package by $2.4 million (based upon the accounting value at date of grant)

•   Concern that stock price may not be maintained once the stock price hurdles are achieved for the one-time RSU grant to Mr. Goldner

•   Stock price hurdles could be achieved by stock price movement rather than underlying company financial performance

• Implemented an additional vesting component to the second two tranches (stock price hurdles) of the one-time RSU grant

•   Added a second requirement for full vesting for the RSUs not yet earned as of the date of the contract amendment

•   Share price for the unearned hurdles at the time of the amendment ($56 and $60), if achieved in the future, must be maintained such that the price is at or above threshold over a 30 day period prior to (1) end of CEO’s contract in December 2017, or (2) termination of employment if that occurs at an earlier date.

•   If stock price is not maintained over the 30 day period, as little as 50% of the RSUs previously earned in those two tranches will vest, with actual percentage determined in accordance with a fixed schedule attached to the employment agreement.

Impact: Potential to give up 146,824 shares, approximately $7.3 million in value, if stock price hurdles are not maintained and stock price falls to $50 per share at the end of the contract period

The forfeitures described in the table above equal a bit more than $13 million in potential future value that the CEO could have received over the remaining term of the contract. However, the Committee has valued our CEO’s total net reduction in compensation from the 2014 amendments to this employment agreement at approximately $11 million as the agreement as amended now provides for pro-rata payout of earned performance-contingent stock awards post termination due to the CEO’s age and service at the end of the contract period. We estimate the value of this clarification at a bit more than $2 million assuming the pro-rata portion of the PSAs are earned at target performance. In the event the PSAs are not earned during the performance cycle, there is no payout of any award value to the CEO under those grants. The Committee believes the pro-rata vesting of earned contingent stock awards at the end of the employment

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term is appropriate because our CEO will be three months away from early retirement age at the end of his employment agreement in 2017 and our contingent performance share awards granted to other officers and employees have historically provided for such pro-rata vesting for any employee reaching the early retirement age. Mr. Goldner’s employment agreement, and the amendments to that agreement made in 2014, are discussed in more detail beginning on page 37 of this proxy statement.

It is also important to note that the dollar amounts reflected under the Stock Awards column in the Summary Compensation Table appearing on page 41 for Mr. Goldner reflect the original grant date values of the contingent stock performance awards and special restricted stock units granted in 2013 and 2014 prior to the modifications described above, which significantly reduce their potential value. Applicable disclosure rules required that we continue to reflect those awards at the original grant date values, even though the awards have been subsequently modified in a manner to eliminate some of their potential value.

Executive Compensation Program Structure and Alignment with Performance

The Compensation Committee has implemented a carefully-structured executive compensation program that is tightly linked to long-term shareholder value creation. The program incorporates a combination of short- and long-term forms of executive compensation that are structured to incentivize company performance the Committee believes is critical to driving long-term shareholder value. At the same time, the program incorporates elements that ensure the appropriate attraction and retention of top talent, which is particularly critical to the successful execution of our long-term strategy and business transformation.

In support of this linkage to long-term shareholder value creation, a significant portion of the total compensation opportunity for our Named Executive Officers is performance based and at risk. The following charts summarize the components of our 2014 compensation program for our CEO, with the values for contingent compensation reflected at target:

2014 CEO Pay At-Risk*

*	Includes second tranche of Special RSU Award given under amended employment agreement in 2014

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2014 CEO Pay Program Elements
Annual Cash Compensation		Long-Term Equity Incentive Plan

Base Salary	• Base cash compensation • Set at industry competitive level, in light of individual experience and performance	Performance Contingent Stock Awards

•   Represent ~50% of annual target equity award value

•   Earned based on challenging goals that require strong performance; No shares have been earned in the three most recently completed cycles

•   Tied to achievement of EPS and net revenue targets over a 3-year performance period. 3 year average ROIC added as a third performance metric beginning for 2015 grants

Management Incentive Awards

•   Performance-based; tied to company and individual achievement against stated annual financial and non-financial goals

•   Align management behavior with shareholder interests

•   Performance measures evaluated (weighting)

•   Total Net Revenues (40%)

•   Operating Margin (40%)

•   Free Cash Flow (20%)

		Stock Options	• Represent ~50% of annual target equity award value • 7-year term • Vest over a 3-year period

Special Restricted Stock Unit Grant

•   CEO received a special one-time performance restricted stock unit grant, divided into two tranches, one in 2013 and one in 2014.

•   Not part of the annual equity grant on an ongoing basis.

•   Grant earned by achieving four progressively higher stock price thresholds and by remaining employed with the Company through December 31, 2017.

•   As amended, last two tranches of the award also subject to the stock price remaining at our above the stated share price hurdles at the end of the vesting period or employment, or the overall award is reduced pursuant to a sliding scale.

Our CEO’s long-term equity compensation is 100% performance-based. While the value of the CEO’s annual equity compensation is divided approximately evenly between performance contingent stock awards and stock options, for the other Named Executive Officers they receive 25% of their long-term incentive target award in time-based restricted stock, 50% in contingent stock performance awards and 25% in stock options. The CEO’s compensation does not use time-based restricted stock units to further the linkage between earned pay and performance for the CEO.

Variable Compensation Outcomes

Annual and long-term incentives are based on clear, measurable and objective performance goals that consider the overall financial performance of the Company as well as achievement against strategic goals.

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Performance goals for annual management incentive awards were established by the Committee early in the fiscal year based on the 2014 operating plan and budget approved by the Company’s Board of Directors. The Committee gives careful consideration to selecting metrics that will be used to drive short-term business performance, and setting performance objectives that are both challenging but achievable. For 2014, the Committee selected three performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability (operating margin), and cash generation (free cash flow). There is no payout for a given metric if the Company achieves less than 80% of the target performance against that metric. In 2014, we achieved an aggregate weighted performance payout of 99% of target. The table below compares our actual 2014 performance against the performance targets under the management incentive awards.

	Goal	Actual*	Percentage Achievement	2014 Payout Percentage	2014 Weighted Payout
Revenue	$4,250,482	$4,268,960	100%	100%	40%
Operating Margin	14.79%	14.88%	101%	103%	41%
Free Cash Flow	$487,873	$464,169	95%	90%	18%
		Total weighted payout			99%

All numbers are in thousands. *Adjusted for certain activities. See discussion on page 31.

The final award amount for Mr. Goldner under the annual management incentive plan was based primarily on the Company’s financial performance against the targets set forth above (99% of Mr. Goldner’s annual target cash incentive amount under the plan was $1.9 million) and included a 20% strategic modifier for Mr. Goldner’s performance against his individual objectives (adding $400,000 to the financial formula award to arrive at the final award amount). This modifier was based on recognition of Mr. Goldner’s leadership and achievement of goals related to Company performance, strategy and investments, during 2014 including:

•	Revenue and Profit Growth

•	Hasbro grew revenues 5% in 2014 and grew operating profit at a faster rate, resulting in a higher operating profit margin versus 2013.

•	Hasbro’s Franchise Brand revenues grew 31% versus 2013. This was a result of significant innovation across our Brands by creating play experiences that align with evolving consumer play behavior.

•

We delivered revenue growth across all geographic regions, including 8% revenue growth in the international segment. This was fueled by 20% growth in the Emerging Markets, with the highest growth in the Latin America (14%) and Asia Pacific (10%) regions.

•	Strategic Relationships and Investments

•	We grew our long-term relationship with The Walt Disney Company by securing a new strategic merchandising agreement for the DISNEY PRINCESS and FROZEN properties beginning in 2016.

•

We successfully expanded our content strategy through an updated partnership with Discovery Communications, allowing us to program the new Discovery Family Channel Network while also airing some of our programming on other channels.

•

We introduced our new film label, Allspark Pictures, to enable us to gain greater control of the film process and increase our opportunity to reach a broader audience through storytelling for select brands.

•	We invested in technological capabilities to support the global growth of our business and to enhance our products and product development capabilities.

•	Corporate Social Responsibility

•	The Company received a number of prestigious awards: World’s Most Ethical Companies; 100 Best Corporate Citizens; as well as several other recognitions in the environmental and sustainability space.

Each year the Committee approves annual long-term incentive awards tied to achievement of specified objectives for that year. Target values are based on a percentage of each executive’s base salary. For our CEO, these awards include performance contingent stock awards and stock options (other NEOs also receive time-based restricted stock). The metrics for the performance contingent stock awards, stated cumulative diluted earnings per share and cumulative net revenues over a three-year period, are taken from the Company’s long-term strategic plan and budget and operating plan that have been approved by the Company’s Board. Beginning with 2015 grants, three-year average Return on Invested Capital (ROIC) has been added as a third performance metric for the contingent stock performance awards granted to the CEO and other senior officers based on feedback received from our shareholders.

Under the 2014 performance contingent stock award program, cumulative EPS over the three-year performance period serves as the primary base trigger for earning any award under the plan. If the cumulative EPS achieved over the performance period is at 90% of target or higher, the cumulative revenue metric is also applied to determine the final payout under the awards. If cumulative EPS does not achieve a minimum of at least 90% of target, no award is payable under the awards regardless of the Company’s net revenues. The

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performance contingent stock awards with trailing three-year performance periods ending in each of December 2012, 2013 and 2014 all failed to achieve even a threshold payout and no shares were earned by any officers or employees under any of those awards. The following table compares the actual results achieved against the targeted goals for each three-year performance period under the three most recently completed contingent stock performance award periods.

Performance Period	Cumulative revenues*		Percentage Achieved	Cumulative EPS		Percentage Achieved	Payout
	Target	Results		Target	Results
2010 – 2012	$14,342	$12,153	85%	$ 9.52	$8.26	87%	0%
2011 – 2013	$14,478	$12,242	85%	$10.77	$8.08	75%	0%
2012 – 2014	$14,022	$12,733	91%	$10.01	$8.88	89%	0%
*	Numbers are in millions.

Strong Compensation Governance Practices

Compensation Governance Highlights

✓       Robust shareholder engagement process

✓       Program informed by and responsive to shareholder input

✓       Significant portion of compensation is variable and performance based

✓       Significant share ownership and retention requirements

✓       5x base salary for CEO

✓       2x base salary for other NEOs

✓       NEOs must hold 50% of net shares received upon option exercises or award vesting until they achieve the required ownership levels

✓       Robust anti-hedging and pledging policies prohibiting pledging or hedging of Company stock

✓       Double-trigger change in control provisions for equity grants

✓       Fully independent Compensation Committee

✓       Independent Compensation Consultant

✓       No tax gross-ups

✓       No excessive perquisites

✓       No repricing of equity incentive awards

✓       Strong clawback policy

Summary of Our Peer Group Composition

In 2013, the Committee approved changes to the peer group used for our compensation planning and structuring for our CEO to more closely align with the Company’s transformation into a global play organization with a robust portfolio of brands. The 2014 compensation program for the CEO reflects alignment with this revised peer group. The revised peer group reflects a diverse set of consumer products and entertainment businesses with comparable revenues and market capitalization. It includes companies of similar size and complexity, those against whom we compete and recruit for talent, and many of which face economic challenges and opportunities similar to those we experience.

Recognizing that the Company has few direct competitors, the Committee selected a peer group for use in providing a market check on CEO compensation that is a mix of direct competitors and companies in related business lines with each having one or more of the following characteristics:

•	House of Brands: Companies that have a portfolio of recognizable brand names

•	Entertainment/Leisure: Companies focused on products used for entertainment or leisure

•	Global Business: Companies that have at least 10% non-US revenue

•	Trend Oriented: Companies operating in trend oriented business

•	Mom Advertising Demographic: Advertising that appeals to mothers

•	Kid Focus: Products designed for children and their families

Our goal is to position total target compensation for our CEO within a competitive range of the peer group median. For more information on the peer group used as a market check for the CEO, as well as a discussion of the market checks performed for our other NEOs, please see the discussion beginning on page 36 of this Proxy Statement.

Executive Compensation Philosophy and Objectives

The Committee’s fundamental objectives in our executive compensation program are to:

•

Attract, develop and retain talented executives who can contribute significantly to the achievement of Company goals and deliver results in keeping with our objective of Creating the World’s Best Play Experiences

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•	Align the interests of the Company’s executives with the medium and long-term goals of the Company and its shareholders

•	Instill a pay-for-performance culture; a substantial majority of the compensation opportunity for the CEO and other NEOs is composed of variable, performance-based compensation elements

•	Reward superior performance by the Company and its business units as a whole, as well as superior individual performance

•

Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program, including by managing reasonable levels of equity dilution and annual share usage when granting equity-based compensation

In considering talent development the Committee believes it is critical to have a robust succession planning and management development process and seasoned talent ready to deploy into key executive positions.

The Committee structures the Company’s compensation program in a way it believes appropriately aligns pay with performance without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Executive Compensation Program Elements

The NEOs receive a mix of fixed and variable compensation. The following charts summarize the various forms of compensation and demonstrate that nearly 90% of the CEO’s compensation opportunity, as well as the substantial majority of the compensation opportunity for the other NEOs, is variable and tied to Company performance.

Elements of Compensation Summarized

•	Variable and Performance-Based Compensation Elements

•	Annual Incentive Compensation

•	Cash Bonus

•	Long-Term Incentive Compensation

•	Performance Contingent Stock Awards

•	Special CEO Performance-Based Restricted Stock Grant

•	Restricted Stock

•	Stock Options

•	Fixed Compensation and Benefits

•	Base Salary

•	Reasonable and Limited Benefits and Perquisites

Variable and Performance-Based Compensation Elements

The substantial majority of the total compensation opportunity for our NEOs is performance based, including our entire long-term equity incentive compensation program and annual cash incentive program. Performance targets are derived from the Company’s long-term strategic plan and budget and operating plan that have been approved by the Board.

The Committee and the Board set performance targets that they believe will challenge the Company and its executive team to achieve a threshold payout, and superior performance to achieve a higher than target payout.

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When structuring incentive compensation, the Committee identifies the performance metrics it considers most important for driving Company value and return to shareholders, such as net revenues, operating margins, free cash flow, return on invested capital and stock price. The Committee then ties the incentive compensation to performance against those metrics. The Committee has determined that the following forms of compensation and performance metrics are appropriate for aligning executive compensation with performance.

Component of Incentive Compensation		Setting Target Amounts	Variability Factor / Performance Metrics	Objectives
Annual Incentives	• Annual cash bonus	Based on Board approved budget and operating plan	Total Net Revenues (40%)	Measures Company’s annual top line growth
			Operating Margins (40%)	Measures Company’s ability to maximize profitability and drive shareholder value
			Free Cash Flow (20%)	Measures Company’s ability to convert revenues into cash

Long-Term Incentives	• Performance Contingent Stock • Restricted Stock • Stock Options • Special CEO Performance-Based Restricted Stock Grant (One-time)	Based on Board approved budget and operating plan	Cumulative Net Revenues	Measures Company’s ability to maintain top line growth over multi-year period
			Cumulative Diluted Earnings Per Share	Measures Company’s profitability over the long-term
			Return on Invested Capital*	Measures capital efficiency
			Stock Price	Measures how publicly-traded Company stock performs
*	Added effective for grants in 2015

If we do not meet our financial objectives, and if we do not deliver share price appreciation to you, our shareholders, our executives’ realized compensation is reduced dramatically. This reduction is manifested through both reductions in the payouts under our cash management incentive plans and in a reduction in the realized compensation from awards under our equity compensation plans.

Annual Incentive Compensation

All of the Company’s employees participate in some form of annual incentive program. Approximately 34% of the Company’s employees, including all of the NEOs, received management incentive awards with respect to fiscal 2014. The management incentive award is performance based, with payout of awards tied to the Company’s achievement of specific yearly performance measures, as well as individual performance for the year to the extent discussed below.

Structure of the Annual Incentive Plans.    Management incentive awards for the Company’s executive officers for fiscal 2014 were determined under two programs, the 2014 Senior Management Annual Performance Plan (the “Annual Performance Plan”) and the 2014 Performance Rewards Program (the “PRP”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to “covered employees” as defined in Code Section 162(m). The PRP is not a shareholder approved plan. Despite certain differences in the two plans, both the Annual Performance Plan and the PRP use the same corporate performance criteria and targets. Under the Annual Performance Plan, awards are structured to provide a range of maximum permissible payouts corresponding to a range of Company performances against the performance targets, with the Committee reserving negative discretion to reduce any such award to any level below the achieved maximum payout as it deems appropriate. The actual achievement against targeted corporate financial performance and attainment of key non-financial goals are the primary factors used by the Committee in exercising this negative discretion under the Annual Performance Plan.

The target and maximum awards for each of the NEOs for 2014, as well as the threshold, target and maximum awards for NEOs participating in the PRP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion on page 43.

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Selecting Annual Incentive Performance Metrics.    The Committee selects performance metrics that will be used to drive short-term (annual) business performance and establishes rigorous yet achievable performance targets for each of those metrics. The Committee established the fiscal 2014 corporate and business unit performance goals in the first quarter of fiscal 2014 based on the Company’s 2014 operating plan and budget approved by the Board. The Committee selected three performance metrics: (i) total net revenues (weighted at 40%), (ii) operating margin (weighted at 40%) and (iii) free cash flow (weighted at 20%).

The Committee believes these performance metrics capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability and cash generation. The relative weighting among the performance metrics aligns with the relative importance of those metrics, in the Committee’s view, to the Company’s performance and the strength of the Company’s business. If the Company achieves less than a threshold performance of 80% of target against any given metric, the payout for that metric is 0%.

Calculating the Annual Incentive Payout.    The following process was used in determining the annual incentive payout for our CEO and other NEOs under the Annual Performance Plan in 2014:

Annual Incentive Plan Targets for 2014.    The target annual incentive award for our CEO in 2014 was 150% of earned base salary. For our other NEOs, the target annual incentive award was 70% of earned base salary in 2014. The table set forth below provides the 2014 corporate total net revenues, operating margin and free cash flow performance targets established by the Committee at the beginning of the year under the annual management incentive plan, as well as the Company’s actual performance against those targets in 2014. The Company’s actual weighted performance in fiscal 2014 corresponded to a 99% weighted payout against target.

Performance Measure	Weight	2014 Target*	2014 Actual Performance*	Percentage Achievement	2014 Payout Percentage	2014 Weighted Payout
Revenue	40%	$4,250,482	$4,268,960	100%	100%	40%
Operating Margin	40%	14.79%	14.88%	101%	103%	41%
Free Cash Flow	20%	$ 487,873	$ 464,169	95%	90%	18%
			Total weighted payout			99%
*	Dollar figures are in thousands; based on the Company’s actual performance the maximum payout allowed under the Annual Performance Plan for 2014 for Mr. Goldner, Mr. Billing, Mr. Frascotti, and Mr. Tinga was 283% of earned salary. In the case of Mr. Goldner this equated to approximately $3.7 million. The actual bonus paid to Mr. Goldner was $2.3 million.

Adjusting for Individual Performance.    The Company’s financial performance on which all employees bonuses are calculated serves as the starting point for the annual incentive award amount. The Committee then determines how Mr. Goldner and the other NEOs performed relative to their individual objectives to determine, what, if any, adjustments should be made to the corporate performance factor (99% of target in 2014) to arrive at the final payout amount, which can be adjusted down to 0% or up to 150% of the formula payout. The total 2014 payout for the CEO was $2.3 million, which equated to 99% of his target award, directly tied to the 99% weighted corporate payout described above, with the addition of a positive adjustment of $400,000 based on recognition of Mr. Goldner’s leadership and achievement of goals related to Company performance, strategy and investments, as described starting on page 26.

With respect to NEOs other than the CEO, the Committee considered the recommendations of the CEO as one of the factors in making the final management incentive bonus determinations. The CEO and Committee used the Company’s achievement of 99% of its targets under the management incentive award as a starting point and then adjusted this baseline award for each of the NEOs in accordance with performance against their personal objectives for 2014. A positive adjustment for the NEOs were based on factors including:

Executive Vice President, Chief Global Operations and Business Development Officer (Mr. Billing):    The corporate formula award would have yielded a payout of $362,096. The actual bonus paid to Mr. Billing was $500,000 based upon him delivering innovation in product development across all of the Company’s product categories (Mr. Billing managed the global product development function in 2013 and for much of 2014); successfully managing the Company’s supply chain in an efficient manner and efficiently managing around West Coast port disruptions in 2014, and driving key new business initiatives across the Company’s business.

President, Hasbro Brands (Mr. Frascotti):    The corporate formula award would have yielded a payout of $386,348. The actual bonus paid to Mr. Frascotti was $550,000 based upon him driving revenue and profit growth across the Company; driving growth in the Entertainment and Licensing segment; delivering innovation in product development across all of the Company’s product categories; delivering continued growth in the Girls business on top of 2013’s record performance of over $1 billion in revenues; and strong content creation and storytelling behind the Company’s brands.

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Executive Vice President and Chief Commercial Officer (Mr. Tinga):    The corporate formula award would have been $408,696. The actual bonus paid to Mr. Tinga was $500,000 based upon him driving revenue and profit growth across the Company; returning growth to the United States business; and driving growth across all geographic regions, including 20% revenue growth in the Emerging Markets.

Executive Vice President and Chief Financial Officer (Ms. Thomas):    Due to the fact that the requirements of Code Section 162(m) do not, by their terms, apply to the compensation of Chief Financial Officers, Ms. Thomas participates in the PRP, rather than in the Annual Performance Plan. Under the PRP, Ms. Thomas’ fiscal 2014 management incentive award opportunity was set to provide for a payout of 70% of earned salary for target performance. A range of payouts as a percentage of target then corresponded to a range of performances against target both above and below 100%. Threshold performance for each given financial metric under the PRP is set at 80% of target performance for purposes of the achievement of that goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the PRP equates to a 60% payout against that goal. In addition to taking into account Company performance, the PRP also allows for a multiplier of up to 150% of the formula award in recognition of superior performance against individual performance objectives.

The 99% weighted payout against the corporate performance goals in 2014 would have corresponded with approximately 99% of the target payout for Ms. Thomas under the management incentive award for 2014, absent personal performance adjustments. The corporate formula award under the PRP, prior to personal performance adjustments, for Ms. Thomas, would have been $384,271. In determining the actual bonus for Ms. Thomas, as with the other executive officers, the Committee also considered the recommendations of Mr. Goldner. Ms. Thomas was paid a bonus of $525,000 for fiscal 2014 in recognition of her: (i) successful management of the Company’s expenses and cash flow, and progress toward achieving the Company’s targeted cost savings of $100 million in its underlying business by the end of 2015, (ii) role in the Company’s fourteenth consecutive year of delivering underlying earnings per share growth, absent certain charges and benefits described on pages 21 and 22, (iii) contributions to the ongoing return of $678 million to shareholders, through both the quarterly cash dividend and share repurchase programs, and (iv) successful management of the Company’s enterprise risk management (ERM) efforts and global information technology enhancements.

Performance Metric Adjustments and Exclusions to Accurately Measure Management’s Performance.    At the time the performance goals were set at the beginning of 2014, the Committee provided that certain events that might occur during the performance period would not be taken into account in determining the Company’s performance against these targets. The Committee adjusts for such one-time events as it deems appropriate. Such exclusions included events such as the impact of any acquisitions or dispositions consummated by the Company during the year that had a total acquisition or sale price, as applicable, of $100 million or more, as well as the impact of any major discrete restructuring activities undertaken by the Company after the performance goals are set which result in aggregate costs or charges to the Company of $10 million or more. In calculating the 99% weighted payout following the completion of the 2014 fiscal year, the Committee also excluded the impact of both the Company’s settlement of an adverse arbitration award with an inventor ($58 million), and as well as the settlement payment ($65 million) made to the Mexican tax authorities to resolve claims and potential claims for the years 2001 through 2013. These two items were excluded only in computing the Company’s achievement against its free cash flow metric, and did not impact the calculation of the Company’s revenues and operating margin performance. Management was able to settle the outstanding Mexican tax liability for $65 million as opposed to the potential liability of over $400 million being claimed by the tax authorities. The Committee believed that neither of these matters should negatively impact the corporate formula award for participants in the bonus plans. Neither of these items were excluded for purposes of determining the maximum bonus that was payable to the CEO and other NEO’s participating in the Annual Performance Plan, and thus the maximum bonus payable under that plan was reduced by the impact of these two items.

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Long-Term Incentive Compensation

Long-term incentive compensation is provided in the form of performance contingent stock awards, time-based restricted stock units, and non-qualified stock options, as shown below. In addition, in 2013 and 2014 Mr. Goldner received one-time special restricted stock unit awards which may be earned based on achievement of specified stock price hurdles, as well as continuing to serve as Chief Executive Officer through the end of December 31, 2017.

*	Mr. Goldner’s 2013 and 2014 long-term incentive compensation included a one-time performance-based restricted stock unit grant that is not reflected in the graph above. The award is described in detail on page 38 of this proxy statement.

For 2014, the Committee approved target annual equity award values for each of the Company’s executive officers and other equity eligible employees. Targets are expressed as a percentage of each individual’s base salary which for our NEOs in 2014 were as follows:

Equity Grant Target Value as Percentage of Salary
CEO	500% (400% for 2015 and future years)
NEOs (other than CEO)	175%

This division of award types and targeted award value reflect the Committee’s belief that over the performance period the realization of equity award values should be balanced among achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation – as well as, for NEOs, the retention of key executive talent.

Performance Contingent Stock

Performance contingent stock awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a three-year performance period beginning January 2014 and ending December 2016 (the “Performance Period”). For stock performance awards granted in 2014, the EPS metric is weighted at 60% and the Revenue metric is weighted at 40%. Unless the Company achieves at least 90% performance against the EPS metric, no shares are earned under the award, regardless of the revenue performance. Beginning with 2015 grants, three-year average ROIC will be added as a third metric with a weighting of 33% based on feedback received from our shareholders, with the remaining weighting being assigned to EPS at 34% and Revenues at 33%.

The Company considers the specific target performance levels for ongoing performance periods to be confidential information that would harm the Company if disclosed, as they are based on confidential internal plans and forward-looking expectations concerning the Company’s performance over a multi-year period. As discussed above, the performance targets set forth in the contingent stock performance awards align with the Company’s Board approved budget and operating plan and strategic plan, and were set at levels the Committee determined will challenge the executive team in working to meet the objectives and drive performance. Solid performance from the Company, and in turn its executives, will be required to achieve a threshold payout, and superior performance in managing the Company’s business will be required to achieve a higher than target payout.

The maximum payout under the contingent stock performance awards granted in 2014 for overachievement of the financial objectives is equal to 200% of the target number of shares. Threshold performance for both metrics (at 90% of the target level) is required to earn a threshold payout of 40% of the target number of shares under those awards. Assuming the threshold target is met for each cumulative

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metric, the actual payout scales between 40% (threshold) to maximum (200%) with achievement of the target metric equating to a 100% payout for that metric. EPS serves as the primary trigger for any award under the plan. If the EPS target is achieved at a level of 90% of target or higher, the cumulative revenue metric is also applied to determine final payout. If the Company’s performance against the EPS target does not achieve a minimum of 90% of target, no award is payable under the plan regardless of revenue achievement.

The following table compares the targeted goals and actual performance of the Company under the contingent stock performance awards for the 2012 – 2014 performance period. Because the Company’s performance against the EPS target under the 2012 contingent stock performance awards was below the 90% threshold necessary to earn any shares under the awards, no shares were earned for this performance period. This is the third consecutive year that no shares have been earned under the annual contingent stock performance awards.

	3-Year Target Performance	3-Year Actual Performance	% of Target	Payout
Cumulative Revenues	$14,022	$12,733	91%	0%
Cumulative EPS	$10.01	$8.88	89%	0%

If an officer retires at an early retirement date (at least 55 years old with ten years of credited service with the Company) or a normal retirement date (at least 65 years old with at least five years of credited service with the Company) the contingent stock performance award remains outstanding for its remaining term and at the end of the performance period the retired executive earns a pro-rata portion (based on the amount of the performance period served) of the actual shares earned under the award.

Restricted Stock Units

CEO Special Restricted Stock Unit Award.    As more fully described on page 38 of this proxy statement, the Board made a special performance-based restricted stock unit award to Mr. Goldner to further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017. The Special RSU Grant was made in two tranches, the first in April of 2013 and the second in February 2014. Both tranches of the Special RSU Grant were granted at the same time that the Company made its yearly equity awards to other equity-eligible employees.

Other NEO Restricted Stock Unit Awards.    The Company uses restricted stock units as a reward and retention mechanism. The restricted stock units granted in 2014 to our NEOs (excluding our CEO) represented approximately 25% of their annual targeted equity award value in 2014 and cliff vest on the third anniversary of the date of grant provided the recipient remains employed with the Company during the three-year vesting period. Pro-rata vesting is provided earlier only in the event of the death, disability, early retirement (with at least 10 years of credited service) or retirement at age 65 (with at least 5 years of credited service) of the executive. All other terminations of employment result in termination of the awards.

Stock Options

Stock options represent approximately 25% of the targeted annual equity award value for our NEOs, and 50% for our CEO. The options vest in three equal cumulative annual installments on the first three anniversaries of the date of grant, subject to the optionee’s continued employment with the Company through such vesting dates, and have seven-year terms. Options forward vest upon an executive officer retiring at age 65 or older with at least five years of credited service.

The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. The effective date of equity grants are made in open trading windows following the Company’s release of its financial results. All option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

Fixed Compensation and Benefits

Base Salary

The Company’s philosophy is to only increase executive base salaries in the event of: (i) increases in responsibility, or (ii) perceived lack of competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company.

In 2014, in connection with his promotion to President, Hasbro Brands, and assumption of responsibility for the Company’s entire global product development function, Mr. Frascotti’s base salary was increased from $515,000 to $600,000. Other changes made to the base salaries for the Named Executive Officers in 2014 were made to remain competitive with companies in the Company’s peer groups for similar positions and were as follows: Ms. Thomas from $542,000 to $567,000; Mr. Billing from $515,000 to $530,000; and Mr. Tinga from 420,000 Euros to 461,538 Euros ($561,960 to $617,538). Mr. Goldner did not receive any increase in his base salary during 2014.

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Benefits

The Company’s officers also participate in certain employee benefit programs provided by the Company that are offered to the Company’s other full-time employees.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Company-Sponsored Retirement Plans

The Company provides retirement benefits to its employees primarily through the Hasbro, Inc. Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The 401(k) Plan and the Supplemental Plan, provide for Company matching contributions, an annual Company contribution of 3% of aggregate salary and bonus and a transition contribution ranging from 1% to 9% for the years 2008 through 2012 for participants meeting certain age and service requirements. Executive officers are eligible to participate in the 401(k) Plan and the Supplemental Plan on the same basis as all other U.S. Hasbro employees.

The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

The amount of the Company’s contributions to the Named Executive Officers under both the 401(k) Plan and the Supplemental Plan, are included in the “All Other Compensation” column of the Summary Compensation Table that follows this report.

The Hasbro, Inc. Pension Plan (the “Pension Plan”), a defined benefit pension plan for eligible Company employees in the United States, and the pension portion of the Supplemental Plan were frozen effective December 31, 2007. Executive officers hired prior to December 31, 2007, continue to participate in the Pension Plan and the pension portion of the Supplemental Plan, which are described starting on page 46 of this Proxy Statement, but will not accrue additional benefits thereunder subsequent to the plan freeze on December 31, 2007.

Description of Pension Benefits for Mr. Tinga

Mr. Tinga participates in the Hasbro B.V. Pension Plan in the Netherlands (the “Netherlands Pension Plan”). Upon becoming a member of the Netherlands Pension Plan on January 1, 1997, an additional payment was made to the plan granting Mr. Tinga an additional one year and two months of credited service, changing his credited service date to November 1, 1995. The Netherlands Pension Plan is described in more detail below. Mr. Tinga was hired by Tonka Corporation on October 1, 1987, which was subsequently acquired by the Company in January 1992. The Company does not have any obligation to pay pension benefits to Mr. Tinga from his service with Tonka.

Netherlands Pension Plan

The Netherlands Pension Plan provides benefits to all employees in service of Hasbro B.V. that are at least 21 years of age.

Effective January 1, 2006, the plan was amended and became a career average pay plan with an annual accrual rate of 1.3% of Pension Base for each year of service. As of January 1, 2015, the plan has been further amended, increasing the annual accrual rate to 1.47% of Pension Base for each year of service from January 1, 2015 to retirement. Accrued benefits are conditionally indexed each year for active employees. Increases of 2% have been granted in each year, except in 2006 when there were no increases granted. Benefits are provided in the form of an annuity with 70% payable to the spouse or partner upon the participant’s death.

Prior to the January 1, 2006 amendment, the plan was a final average pay plan with an formula equal to 1.25% of final average Pension Base per year of service. The final average pay benefits were frozen as of December 31, 2005, with indexation applied from this date as described above.

The Pension Base is defined as Pensionable Salary minus the Offset, where Pensionable Salary is 12 times fixed monthly salary plus holiday allowance plus 13th month salary and the Offset is equal to 100/70 times the state old age pension for a married person. Effective January 1, 2015, as a result of legislative changes in the Netherlands, the annual Pensionable Salary will be capped. The government mandated pensionable salary cap for 2015 is EUR 100,000 for the Netherlands Pension Plan. Prior to this date Mr. Tinga’s Pensionable Salary under the plan was not capped.

Credited service in the plan is defined as all years and completed months of service up to the date of retirement, with a maximum of 40 years. Effective January 1, 2015, the maximum credited service was increased to 42 years. A new participant with accrued pension benefits at a former employer can transfer their pension benefits into the Netherlands Pension Plan and get additional years of credited service beyond the plan definition.

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Effective January 1, 2015, as a result of legislative changes in the Netherlands, the normal retirement age of the plan changed to age 67. Prior to this date, the normal retirement age under the plan was age 65. The pension benefits accrued through December 31, 2014 are guaranteed as unreduced from age 65 and are actuarially increased for retirement after age 65. Plan members are eligible for early retirement from age 55; however benefits are reduced for early commencement and the participant must officially request early retirement six months before the desired retirement date.

Nonqualified Deferred Compensation Plan

Executive officers who are employees of the Company’s U.S. operations are also eligible to participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all of the Company’s employees based in the United States at or above selected management levels and whose annual base salary is equal to or greater than $115,000. The Deferred Compensation Plan allows participants to defer compensation into various investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive officer employees deferring compensation into the applicable investment vehicles. Mr. Tinga is not eligible to participate in the Deferred Compensation Plan.

Perquisites

The Company offers perquisites that the Committee believes are reasonable yet competitive for attracting, retaining and protecting the Company’s executives. The Company reimburses designated executive officers for the cost of certain tax, legal and financial planning services they obtain from third parties provided that such costs are within the limits established by the Company. The 2014 annual limit on these costs for the Chief Executive Officer was $25,000 and for Ms. Thomas was $5,000. Mr. Billing and Mr. Frascotti did not receive reimbursement for any tax, legal or financial planning services in 2014. Mr. Tinga receives certain tax services due to his secondment from the Netherlands. The cost to the Company for this reimbursement to the Named Executive Officers receiving it is included in the “All Other Compensation” column of the Summary Compensation Table.

Severance and Change in Control Benefits

Beginning on page 49 of this proxy statement there is a discussion of the severance and change in control benefits that may be payable to the NEOs in certain situations, as well as the plans under which those benefits are payable.

Compensation Process

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources, including:

•	The Compensation Committee and the full Board;

•	The Company’s Human Resources and Compensation Departments;

•	The Committee’s and Company’s outside compensation consultants;

•	The Company’s Chief Executive Officer; and

•	Market studies and other comparative compensation information.

All final decisions regarding the compensation and retention programs for the Company’s executive officers, including the NEOs, are made by the Compensation Committee. The compensation and retention package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board of Directors without Mr. Goldner being present.

Each of these compensation elements was described in detail in the preceding pages. In structuring these elements the Company and the Committee review each element on an individual basis, as well as review them in totality as part of an overall target compensation package. This process includes reviewing tally sheets for each of the executive officers which set forth total target compensation for the officer, and within that total summarize the target level for each element and the portion of total target compensation comprised of the various compensation elements.

For the NEOs other than the CEO, the CEO makes recommendations for each individual’s compensation package to the Committee. The Committee discusses these recommendations with the CEO, both with and without the presence of the Company’s Chief Human Resources Officer, the Company’s Senior Vice President, Talent & Rewards and outside compensation consultants. The Committee further reviews and discusses these recommendations in executive sessions, and as part of these discussions the Committee discusses the proposed compensation and retention programs with representatives of its outside compensation advisor, Compensation Advisory Partners.

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Peer Group and Benchmarking to the Market

In designing the fiscal 2014 executive compensation program, the Committee and the Company reviewed certain market data as a market check for the proposed executive officer: (i) base salaries, (ii) total target cash compensation (comprised of base salaries and target management incentive awards) and (iii) total target direct compensation (comprised of base salaries, target management incentive awards and target equity awards, combined). This market information is one element reviewed by the Committee; the Committee does not simply set compensation levels at a certain benchmark level or within a certain benchmark range with respect to other companies.

As the Company has developed into a global brand-driven organization, rather than a traditional toy and game manufacturer, the companies with which Hasbro competes for executive talent have broadened considerably and the skills and expertise required of Hasbro’s executives have greatly increased. As a result, the Company now competes with a broad range of consumer products, entertainment and branded portfolio companies in the hiring and retention of employees and executives.

For purposes of establishing a market check for base salaries, total target cash compensation and total target direct compensation for the NEOs, other than Mr. Goldner, in 2014 the Company and the Committee reviewed the 2013 US Mercer Benchmark Database — Executive, as well as Towers Watson’s 2013 Executive Compensation Databank. Both the Mercer and Towers Watson surveys are employed by the Company as a market check against other companies of similar size, in terms of their consolidated net revenues. Within these surveys the Committee and the Company focused on companies in the general industry category. The total sample of companies in the general industry category in each data set is then size adjusted to indicate pay levels for a company with approximately the level of annual revenues of Hasbro. There are hundreds of companies included in the Mercer and Towers Watson data sets. Appendix B to this Proxy Statement contains a listing of all of the companies included in the 2013 US Mercer Benchmark Database — Executive, and Appendix C contains a listing of all of the companies included in the Towers Watson 2013 Executive Compensation Databank.

For Mr. Goldner, the Committee conducted a pay for performance comparison in 2014. The Company’s core peer group, which was used in connection with this pay for performance comparison was updated in October 2013. The peer group comprises the following companies:

Activision Blizzard, Inc.	Energizer Holdings, Inc.	Polaris Industries, Inc.

Brunswick Corp	Hanesbrands, Inc.	PVH Corp

The Clorox Company	Jarden Corporation	Spectrum Brands Holdings, Inc.

Church & Dwight Co., Inc.	Lions Gate Entertainment Corp	Tiffany & Co.

Discovery Communications Inc.	Mattel, Inc.	Viacom Inc.

Electronic Arts, Inc.	Newell Rubbermaid, Inc.

The Committee reviews the market data as part of assessing the appropriateness and reasonableness of the compensation levels and mix of compensation elements to ensure that the compensation program:

•	is appropriate and effective in furthering the goals of the Company;

•	provides adequate retention incentive for top performing executives;

•	aligns pay with performance; and

•

fairly rewards executives for their performance and contribution to the achievement of the Company’s goals, rather than in having compensation packages align to a certain range of market data of the Company’s peers.

According to market data reviewed by the Company the total target direct compensation (target management incentive award opportunities, base salary and target equity award value) for the NEOs for 2014, generally ranged between the 50th and the 75th percentiles of total target direct compensation at companies in the market surveys reviewed by the Company and the Committee.

Role of the Independent Compensation Consultant

In reviewing and establishing the proposed fiscal 2014 compensation and retention program for the Company’s executive officers, the Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”), who served as the Committee’s outside compensation consultant. CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2014 executive compensation programs and provided additional information as to whether the Company’s proposed 2014 executive compensation programs were competitive, fair to the Company and the executives, reflected strong alignment between pay and performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals.

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In February 2014, the Committee reviewed CAP’s independence relative to the following factors: (i) CAP’s provision of other services to the Company, of which there are none; (ii) the amount of fees CAP receives from the Company as a percentage of CAP’s total revenue; (iii) the policies and procedures of CAP that are designed to prevent conflicts of interest; (iv) any business or personal relationship between Hasbro officers and directors and CAP or its compensation consultants, of which they aren’t any; (v) any Hasbro stock owned by CAP or its compensation consultants, of which there isn’t any; (vi) any business or personal relationship between our executive officers and CAP or any of its compensation consultants, of which there aren’t any; and (vii) any other factors that would be relevant to CAP’s independence from management. On the basis of such review, the Committee concluded that CAP is independent and no conflicts of interest exist or relationships that may impair CAP’s independence. Towers Watson & Co. was retained by the Company to assist with the preparation of compensation information presented to the Committee in 2014, including tally sheets showing each NEO’s forward-looking target compensation and actual earned compensation, as well as certain compensation tables for this proxy statement.

Other Considerations

CEO Employment Agreement

Hasbro’s Chief Executive Officer, Brian Goldner is one of a select group of executives who straddles the more traditional consumer products business and the world of entertainment. With the Company still early in the execution of its global brand blueprint strategy, of which Mr. Goldner is the principal architect and integral to its successful execution, the Board believed retaining Mr. Goldner through the end of 2017 is in shareholders’ best interest.

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with Mr. Goldner. The Amended Employment Agreement replaced the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company. In response to shareholder feedback received by the Company during its 2013 and 2014 outreach programs, the Board and Mr. Goldner mutually agreed to make certain changes to the Amended Employment Agreement in August of 2014.

Those changes were described in a Current Report on Form 8-K dated August 5, 2014 and among the changes to the Amended Employment Agreement implemented in 2014 the Company:

•	Reduced the annual long-term equity incentive target for the CEO from 500% to 400% of base salary beginning in 2015;

•	Added Return on Invested Capital as an additional performance metric under the contingent stock performance awards granted in 2015 to Mr. Goldner and other senior executives of the Company;

•	Eliminated the total shareholder return performance multiplier on the contingent stock performance awards granted to Mr. Goldner in 2013 and 2014; and

•

Added a requirement that the number of shares actually earned under the special restricted stock unit awards made to Mr. Goldner in 2013 and 2014 if the Company achieves the $56 and $60 stock price hurdles will be adjusted if the trading price of the Company’s common stock is below those respective thresholds during the thirty-day trading period ending just prior to December 31, 2017, or the earlier termination of Mr. Goldner’s employment in certain situations.

Set forth below is a description of the Amended Employment Agreement, as it was modified in August of 2014 in response to shareholder feedback. The objectives of the Amended Employment Agreement were to:

•

ensure that Mr. Goldner only benefits if shareholders realize significant value, which is why the special RSU award, granted in two tranches (the first tranche in 2013 and the second in 2014), was tied to absolute stock price appreciation;

•

structure the agreement to incentivize Mr. Goldner to remain at Hasbro through 2017, which the Board believes is a sufficient timeframe to have developed and executed the key elements of the Company’s global branded-play strategy and measure the success of the strategy; and

•	implement a number of compensation and governance best practices, including:

•

the elimination of the tax-gross up provisions contained in the prior agreements with Mr. Goldner with respect to excess parachute payments under Section 4999 and taxes and charges under Section 409A of the Internal Revenue Code;

•

the elimination of the auto-renewal feature contained in the Prior Agreements, pursuant to which the term of Mr. Goldner’s employment with the Company would continue to be automatically extended for additional one-year periods unless Mr. Goldner or the Company provided notice of non-renewal;

•

the elimination of a special bonus which was payable under the prior agreements one year following a Change in Control of the Company provided Mr. Goldner remained employed with the Company through that one-year anniversary;

•

subjecting all of Mr. Goldner’s incentive-based compensation, both cash and equity-based incentive compensation, granted on or after October 4, 2012 to the Company’s Clawback Policy and to future clawback policies that apply to senior management of the Company; and

•	providing for a more restrictive definition of a Change in Control than was provided in the prior agreements.

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Enhanced Pay for Performance Linkage and Retention

The Amended Employment Agreement:

•

extended the term of Mr. Goldner’s scheduled employment with the Company for three years, from the previously scheduled expiration date of December 31, 2014 to the new expiration date of December 31, 2017; and

•

provided additional performance-based equity incentives designed to retain Mr. Goldner in the employ of the Company during this extended term and to strengthen the linkage between Mr. Goldner’s potential future compensation and Hasbro’s performance and delivery of shareholder value.

To further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017, the Amended Employment Agreement provided for the grant to Mr. Goldner of an aggregate of 587,294 restricted stock units (referred to as the “Special RSU Grant”). The Special RSU Grant was made in two tranches, the first in April of 2013 and the second in February 2014. Both tranches of the Special RSU Grant were granted at the same time that the Company made its yearly equity awards to other equity-eligible employees.

Both tranches of the Special RSU Grant have two vesting components, each of which must be satisfied for Mr. Goldner to earn any shares under the award. The first vesting component is based entirely on achievement of specified Hasbro stock price thresholds, with each threshold being progressively higher. For Mr. Goldner to realize the full value from his Special RSU Grant, all four stock price thresholds must be achieved, which would result in the Company’s market capitalization increasing approximately 60% or $3 billion, from October 2012, when the amended agreement was entered. This market capitalization increase does not capture any of the incremental value created by dividends paid to shareholders in the intervening years. The stock price thresholds and the percentage of the shares subject to the Special RSU Grant attributable to achievement of each threshold are as follows:

Stock Price Threshold	Percentage of Shares Earned
$45/share	25%
$52/share	25%
$56/share	25%
$60/share	25%

To achieve the stock price thresholds the average closing price of the Company’s stock must meet or exceed the threshold for a period of at least thirty consecutive trading days by December 31, 2017. The second vesting component requires that, subject to certain termination scenarios which are discussed below, Mr. Goldner must remain continuously employed with the Company through December 31, 2017 to vest in any earned shares under the Special RSU Grant. The August 2014 amendment to the Amended Employment Agreement added a further price requirement to the $56 and $60 tranches of the special restricted stock unit award. Even if those stock hurdles are achieved during the term of the agreement, that actual number of shares earned will be adjusted downward (according to a schedule attached to the back of the 2014 amendment to the Amended Employment Agreement) if the trading price of the Company’s common stock is below those respective thresholds during the thirty-day trading period ending just prior to December 31, 2017, or the earlier termination of Mr. Goldner’s employment in certain situations.

The Amended Employment Agreement provides that Mr. Goldner will participate in Hasbro’s other long-term incentive programs during the term of his employment and will have an annual long-term equity grant target level equal to four (4) times his annualized base salary for each year beginning in 2015. Prior to the August 2014 amendment the target level was five (5) times his annualized base salary.

Other Compensation

The Amended Employment Agreement provided that the Company increase Mr. Goldner’s annualized based salary from $1,200,000 to $1,300,000 beginning July 1, 2013, and in 2013 Mr. Goldner was eligible to receive a management incentive plan bonus based on a target of one hundred and fifty percent (150%) of his earned base salary. Thereafter Mr. Goldner’s base salary, management incentive bonus target and long-term incentive target will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board of Directors.

Post-Employment Restrictions

The Amended Employment Agreement contains certain post-employment restrictions on Mr. Goldner, including:

•

a two-year non-competition provision which prohibits Mr. Goldner from engaging, in any geographical area in which Hasbro is doing business at the time of the termination of his employment, in any business which is competitive with the business of Hasbro as it exists at the time of termination of Mr. Goldner’s employment; and

•

a two-year non-solicitation provision, providing that Mr. Goldner will not (a) solicit or recruit any employee of Hasbro to leave the Company or (b) solicit the business of any clients, customers or accounts of Hasbro.

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If Mr. Goldner violates these restrictions and does not cure such violation, the Amended Employment Agreement provides that he will forfeit and pay to Hasbro the Net Proceeds (as defined in the Amended Employment Agreement) obtained with respect to any unvested stock options, restricted stock units, contingent stock performance awards or other equity that had been accelerated in connection with the termination of his employment by Hasbro without Cause (as defined in the Amended Employment Agreement) or by Mr. Goldner for Good Reason (as defined in the Amended Employment Agreement).

Stock Ownership Guidelines

Our stock ownership and retention guidelines are rigorous.

Stock Ownership Guidelines
CEO	5X Base Salary
NEOs (other than CEO)	2X Base Salary
*	Base salary, through termination from company or until no longer a corporate officer

An executive has five years to achieve the stock ownership requirement level. Thereafter, during the executive’s employment with the Company they must maintain the required stock ownership. All NEOs are in compliance with the stock ownership guidelines as of Dec. 31, 2014.

2014 Stock Ownership Guideline Update.    To further align our executives’ interests with the long-term interests of shareholders, effective March 1, 2014, the Company adopted amendments to the Hasbro, Inc. Executive Stock Ownership Policy (“Stock Ownership Policy”), which include a requirement to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period the executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the Stock Ownership Policy.

Anti-Hedging and Pledging Policies.    The Company has had a longstanding policy in place that prohibits all directors, executive officers and other employees from hedging or pledging any Company securities.

Realized Pay Table

Our shareholders have indicated that realized pay disclosure would provide a useful tool in assessing the alignment of pay and performance. For purposes of helping our shareholders see the strong alignment of pay and performance in our executive compensation program, we are showing a comparison of Mr. Goldner’s reported total compensation to realized pay over the prior three years.

The following section of this discussion explains in detail how realized compensation is computed for purposes of this table. The table illustrates that the reported compensation often exceeds the actual, realized compensation for the executive, and this divergence can become greater as the percentage of the executive’s compensation composed of variable performance-based elements increases.

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There can be a significant difference between what is reported for a given year in the compensation tables that follow this Compensation Discussion and Analysis as compensation to an executive officer and the value of what the executive actually realizes as compensation in that year or over time. This difference results from the fact that we are required to include in the reported compensation tables the value of equity awards and changes in pension values and nonqualified deferred compensation earnings for our NEOs at values which are impacted by accounting and actuarial assumptions. Realized compensation is not a substitute for reported compensation in evaluating our executive compensation programs, but we believe understanding realized compensation is important in understanding the impact of the performance components and stock price appreciation components of an award on the value of what an executive ultimately realizes or may receive.

Total Realized Compensation is computed by:

Taking the Total Compensation Amount reported in the Summary Compensation Table appearing on page 41 of this Proxy Statement, and making the following adjustments:

•

subtract the grant date accounting values of stock awards and option awards made during the year, as such amounts are reflected in the Stock Awards and Option Awards columns in the Summary Compensation Table for the applicable year;

•

add the value realized on the date of exercise from any actual option exercises by the executive in such year, as such amounts are reflected in the Option Exercises and Stock Vested table for the proxy statement covering that year;

•

add the value of any stock awards which were earned by the executive for the period ending in that year (such as contingent stock performance awards earned for the performance period ending in December of that year) or which vested in such year (to the extent the executive has access to such awards and they are not subject to a forced deferral), at the value such stock had on the date of vesting or the date it was earned; and

•

subtract the year over year change in pension value and nonqualified deferred compensation earnings, as such amounts are reflected in the Summary Compensation Table for that year under the heading Change in Pension Value and NQDC Earnings.

Compensation and Risk Management

As part of structuring the Company’s executive compensation programs, the Committee (A) evaluates the connection between such programs and the risk-taking incentives they engender, to ensure that the Company is incenting its executives to take an appropriate level of business risk, but not excessive risk, and (B) considers any changes in the Company’s risk profile and whether those changes should impact the compensation structure. To achieve this appropriate level of risk taking, and avoid excessive risk, the Committee structures the compensation program to (i) link the performance objectives under all incentive-based compensation to the strategic and operating plans of the Company which are approved by the full Board of Directors, with the Board ensuring that the goals set forth in such plans require significant performance to achieve, but are not so out of reach that they require excessively aggressive behavior to be met, (ii) provide for a balance of shorter-term objectives or exercise periods (such as the annual cash incentive plan objectives) and longer-term objectives or exercise periods (such as the three-year performance period under the contingent stock performance awards and seven-year option terms) to mitigate the risk that short-term performance would be driven at the expense of longer-term performance and shareholder value creation, and (iii) include stock ownership guidelines which require executives to maintain significant equity ownership during their entire career with the Company, thus linking personal financial results for the executives with the investment performance experienced by the Company’s shareholders. In addition to the analysis performed by the Committee, the Committee also had CAP perform a risk assessment of the Company’s executive compensation programs for 2014 and advise on the appropriateness of the levels of risk presented by those programs and the effectiveness of their design to mitigate risk. As a result of its analysis and the work performed by CAP, the Committee believes the Company’s compensation programs promote appropriate, but not excessive, risk taking and are designed to best further the interests of the Company while mitigating risk.

Tax Considerations

Although the Company considers the tax treatment, including the requirements of Code Section 162(m), and the accounting treatment of various forms of compensation in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company selects performance goals under its variable compensation programs that are intended to be objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow, earnings per share or ROIC goals. However, in certain situations, such as with our targeted retention grants of restricted stock units, the Company may feel a particular goal, such as retaining a key talented individual, is very important to the Company, even though the form of compensation being used is not considered objective within the meaning of the Code or the associated compensation is otherwise not deductible under the requirements of Section 162(m). The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

40	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

Executive Compensation

The following table summarizes compensation paid by the Company for services rendered during fiscal 2014, fiscal 2013 and fiscal 2012 by any person serving as the Company’s Chief Executive Officer during any part of fiscal 2014, by any person serving as the Company’s Chief Financial Officer during any part of fiscal 2014, and by the three other most highly compensated executive officers of the Company in fiscal 2014 (to the extent that such person was an executive officer during the year in question).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(a)	Bonus	Stock Awards(b)	Option Awards(b)	Non-Equity Incentive Plan Compensation (a)(c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(d)	All Other Compensation (e)	Total
Brian Goldner(f)	2014	$1,300,000	$ 0	$ 7,741,677	$2,798,372	$2,300,000	$185,125	$297,938	$14,623,112
President and Chief	2013	$1,248,077	$ 0	$21,562,343	$2,421,045	$1,800,000	$ 61,934	$347,327	$27,440,726
Executive Officer	2012	$1,200,000	$ 0	$ 3,350,509	$2,640,821	$2,000,000	$174,041	$318,914	$ 9,684,285
Deborah Thomas(g)	2014	$ 554,504	$ 0	$ 726,935	$ 199,090	$ 525,000	$ 66,365	$ 86,780	$ 2,158,674
Executive Vice President and	2013	$ 527,981	$ 0	$ 878,910	$ 195,359	$ 400,000	$ 8,193	$ 77,193	$ 2,087,636
Chief Financial Officer	2012	$ 515,000	$ 0	$ 542,025	$ 420,550	$ 320,000	$ 64,486	$ 77,450	$ 1,939,511
Duncan Billing(h)	2014	$ 522,505	$ 0	$ 721,724	$ 189,830	$ 500,000	$197,195	$ 83,025	$ 2,214,279
Executive Vice President,	2013	$ 499,423	$ 0	$ 955,901	$ 234,104	$ 400,000	$ 13,886	$ 70,148	$ 2,173,462
Chief Global Operations and	2012	$ 485,000	$ 0	$ 542,025	$ 420,550	$ 280,000	$204,934	$ 89,400	$ 2,021,909
Business Development Officer
John Frascotti(i)	2014	$ 557,501	$ 0	$ 721,724	$ 189,830	$ 550,000	$ 3,126	$ 86,175	$ 2,108,356
President, Hasbro Brands	2013	$ 499,423	$ 0	$ 955,901	$ 234,104	$ 400,000	$ 5,514	$ 70,148	$ 2,165,090
	2012	$ 485,000	$ 0	$ 542,025	$ 420,550	$ 280,000	$ 1,328	$ 67,050	$ 1,795,953
Wiebe Tinga(j)	2014	$ 589,749	$ 0	$ 718,493	$ 191,441	$ 500,000	$461,984	$ 32,453	$ 2,494,120
Executive Vice President and
Chief Commercial Officer
(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

(b)	Reflects the grant date fair value for stock and option awards to the Named Executive Officers. Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 28, 2014, for a detailed discussion of assumptions used in valuing options and stock awards generally, and see footnote (f) to the following Grants of Plan-Based Awards table for a discussion of certain assumptions used in valuing equity awards made to the NEOs.

In each of the years shown, these executives were granted non-qualified stock options and contingent stock performance awards. Each of Mr. Goldner, Ms. Thomas, Mr. Billing, Mr. Frascotti, and Mr. Tinga were granted restricted stock units in 2013 and 2014. For Mr. Goldner, these grants were comprised of the special restricted stock unit grants.

The grant date fair values included in the table of the contingent stock performance awards, and for Mr. Goldner, the 2013 and 2014 tranches of his special RSU award, have been calculated based on the probable outcomes under such awards (assumed to be realization of the target values of such awards). If it were assumed that the maximum amount payable under each of the contingent stock performance awards were paid, which maximum is 200% of the target value, then the grant date fair values included under the stock award column for each of the Named Executive Officers for performance shares in 2014, would have been as follows: Mr. Goldner $6,998,269, Ms. Thomas $964,035, Mr. Billing $964,035, Mr. Frascotti $964,035, and Mr. Tinga $957,573. This is in addition to the grant date value of restricted stock units. In addition, for Mr. Goldner, if it were assumed that the maximum amount payable under his special RSU award was ultimately paid, which maximum is 100% of the units granted in 2014, then the grant date fair value included would have the same as the target amount, or $4,242,542.

(c)	For Messrs. Goldner, Billing, Frascotti, and Tinga these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2014 Senior Management Annual Performance Plan for the applicable year. For Ms. Thomas these amounts consist entirely of the management incentive awards earned under the Company’s 2014 Performance Rewards Plan for the applicable year.

(d)	The amounts reflected in this table primarily consist of the change in pension value during fiscal 2014, fiscal 2013, and fiscal 2012 for each Named Executive Officer.

The amounts reflected in this table also include the following amounts which were earned on balances under the Supplemental Plan and are considered above market, as the Company paid interest on account balances at a rate of 5.2%, when 120% of the applicable long-term rate was 4.19%:

2014
Brian Goldner	$32,114
Deborah Thomas	$4,454
Duncan Billing	$7,086
John Frascotti	$3,126
Wiebe Tinga	$—

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	41

Does not include the following aggregate amounts, in fiscal 2014, fiscal 2013 and fiscal 2012 respectively, which were earned by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

	2014	2013	2012
Brian Goldner	$242,513	$323,543	$182,034
Deborah Thomas	$43,605	$67,877	$46,110
Duncan Billing	$36,923	$107,730	$60,826
John Frascotti	$22,608	$17,878	$11,942
Wiebe Tinga	$—	$—	$—

Earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

For fiscal 2014, all of the Named Executive Officers experienced an increase in the present value of their pension benefits versus the previous fiscal year, 2013. This was primarily due to the decrease in market interest rates as well as the update in mortality tables used to calculate the present value of their benefits. For Mr. Tinga the increase is also attributable to the additional year of benefit accrual earned.

(e)	Includes the following amounts, for fiscal 2014, 2013 and 2012 respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

	2014	2013	2012
Brian Goldner	$18,938	$50,000	$38,914
Deborah Thomas	$875	$875	$1,450
Duncan Billing	$—	$—	$—
John Frascotti	$—	$—	$—
Wiebe Tinga	$32,453	$—	$—

Includes $7,500 matching charitable contribution made in the name of Mr. Goldner for the applicable year.

Includes a $1,204 unemployment contribution made for Mr. Tinga for 2014 (the contribution was made in Euros but has been converted to U.S. dollars using the computed monthly average exchange rate for 2014 of 1 Euro equals $1.338).

Includes the Company’s matching contribution to each individual’s savings account, the annual company contribution, as well as the annual transition contribution, if applicable, for each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows:

	2014	2013	2012
Brian Goldner	$279,000	$292,327	$275,000
Deborah Thomas	$85,905	$76,318	$76,000
Duncan Billing	$83,025	$70,148	$89,400
John Frascotti	$86,175	$70,148	$67,050
Wiebe Tinga	$—	$—	$—

These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

(f)	Mr. Goldner became President and Chief Executive Officer of the Company on May 22, 2008.

(g)	Ms. Thomas became Executive Vice President and Chief Financial Officer in March 2013. Prior thereto Ms. Thomas served as Senior Vice President and Chief Financial Officer since May 2009. Prior thereto Ms. Thomas was Senior Vice President and Head of Corporate Finance.

(h)	Mr. Billing became Executive Vice President, Chief Global Operations and Business Development Officer in 2014. Prior thereto Mr. Billing served as Executive Vice President and Chief Development Officer since 2013. Prior thereto Mr. Billing served as Global Chief Development Officer since 2008.

(i)	Mr. Frascotti became President, Hasbro Brands in 2014. Prior thereto Mr. Frascotti served as Executive Vice President and Chief Marketing Officer since 2013. Prior thereto Mr. Frascotti serviced as Global Chief Marketing Officer since 2008.

(j)	Mr. Tinga became Executive Vice President and Chief Commercial Officer in 2013. Prior thereto Mr. Tinga served as President, North America since 2012. Mr. Tinga’s base salary and certain elements of All Other Compensation are established and paid in Euros. The dollar figures in this table for salary and certain elements of All Other Compensation have been converted from Euros to dollars at the computed monthly average exchange rate over 2014 of 1 Euro equals $1.338.

42	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2014 to the Named Executive Officers.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stocks and Option Awards(f)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brian Goldner	2/4/2014(a)		$1,950,000	$3,900,000
	2/12/2014(b)				33,575	67,149	134,298				$3,499,134
	2/12/2014(c)				0	119,318	119,318				$4,242,542
	2/12/2014(d)								302,200	$52.11	$2,798,372
Deborah Thomas	2/4/2014(a)	$232,892	$388,153	$1,164,459
	2/12/2014(b)				4,625	9,250	18,500				$482,018
	2/12/2014(e)							4,700			$244,917
	2/12/2014(d)								21,500	$52.11	$199,090
Duncan Billing	2/4/2014(a)		$365,754	$1,567,515
	2/12/2014(b)				4,625	9,250	18,500				$482,018
	2/12/2014(e)							4,600			$239,706
	2/12/2014(d)								20,500	$52.11	$189,830
John Frascotti	2/4/2014(a)		$390,251	$1,672,503
	2/12/2014(b)				4,625	9,250	18,500				$482,018
	2/12/2014(e)							4,600			$239,706
	2/12/2014(d)								20,500	$52.11	$189,830
Wiebe Tinga	2/4/2014(a)		$412,824	$1,718,999
	2/12/2014(b)				4,594	9,188	18,376				$478,787
	2/12/2014(e)							4,600			$239,706
	2/12/2014(d)								20,674	$52.11	$191,441
(a)	For Messrs. Goldner, Billing, Frascotti and Tinga these management incentive awards were made pursuant to the Company’s 2014 Senior Management Annual Performance Plan. For Ms. Thomas, the management incentive plan awards were made pursuant to the Company’s 2014 Performance Rewards Plan. Mr. Tinga’s Maximum Estimated Possible Payout Under Non-Equity Incentive Plan Awards has been calculated using the computed monthly average exchange rate over 2014 of 1 Euro equals $1.338.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenues”) targets over a three-year period beginning January 2014 and ending December 2016 (the “Performance Period”). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. The grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $52.11 per share on February 12, 2014.

(c)	This award represents the second and final part of the special restricted stock unit award granted pursuant to Mr. Goldner’s Amended Employment Agreement. The award provides Mr. Goldner with the ability to earn shares of the Company’s common stock based on the Company’s achievement of four stated stock price hurdles and continued employment through December 31, 2017. At the completion of the service period, he will receive one quarter of the award for each stock price hurdle achieved. The four stock price hurdles are $45, $52, $56 and $60, which must be met for a period of at least thirty consecutive trading days calculated using the average closing price over such period. In addition to satisfying the $56 and $60 stock price thresholds in accordance with the 30 Day Requirement, such stock price thresholds must also be met for the thirty consecutive trading day period immediately prior to December 31, 2017, calculated using the average closing price of Hasbro’s common stock over such thirty day period, or the earned awards will be reduced. The Company used a Monte Carlo simulation valuation model to determine the fair value of the award, resulting in an average grant date fair value for this award of $35.5566. Awards may be eligible for accelerated vesting in connection with a change in control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(d)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(e)	All of these restricted share units were granted pursuant to the 2003 Plan. These units cliff vest on the third anniversary of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(f)	The fair value of option grants for the NEOs were determined using standard application of the Black-Scholes option pricing model using the following weighted average assumptions: volatility 26.86%, dividend yield 3.30% and a risk free interest rate of 1.59% based on an estimated option life of approximately five years. The fair value of option grants does not take into account risk factors such as non-transferability and limits on exercisability. In assessing the fair value of option grants indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise.

Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 28, 2014, for a detailed discussion of the assumptions used in valuing these options and stock awards.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	43

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s 2014 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
	Option Awards						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(o)
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Brian Goldner
										0(e)	$ 0
										70,506(f)	$ 3,915,903
										67,149(g)	$ 3,729,455
										467,976(h)	$25,991,387
										119,318(i)	$ 6,626,922
	76,703	0		—	$31.63	2/3/2017
	549,600	137,400	(j)	—	$38.40	3/25/2017
	74,800	18,700	(k)	—	$41.14	6/30/2017
	205,656	0		—	$45.66	2/8/2018
	272,109	136,055	(l)	—	$36.14	2/7/2019
	105,769	211,537	(m)	—	$47.21	4/23/2020
	0	302,200	(n)	—	$52.11	2/12/2021
Deborah Thomas
										0(e)	$ 0
										12,986(f)	$ 721,242
										9,250(g)	$ 513,745
							7,500	(a)	$416,550
							4,000	(b)	$222,160
							5,633	(c)	$312,857
							4,700	(d)	$261,038
	0	21,668	(l)	—	$36.14	2/7/2019
	0	17,070	(m)	—	$47.21	4/23/2020
	0	21,500	(n)	—	$52.11	2/12/2021
Duncan Billing
										0(e)	$ 0
										13,500(f)	$ 749,790
										9,250(g)	$ 513,745
							7,500	(a)	$416,550
							4,000	(b)	$222,160
							6,750	(c)	$374,895
							4,600	(d)	$255,484
	36,170	0		—	$45.66	2/8/2018
	0	21,667	(l)	—	$36.14	2/7/2019
	10,228	20,454	(m)	—	$47.21	4/23/2020
	0	20,500	(n)	—	$52.11	2/12/2021
John Frascotti
										0(e)	$ 0
										13,500(f)	$ 749,790
										9,250(g)	$ 513,745
							7,500	(a)	$416,550
							4,000	(b)	$222,160
							6,750	(c)	$374,895
							4,600	(d)	$255,484
	31,602	0		—	$31.63	2/3/2017
	36,170	0		—	$45.66	2/8/2018
	43,333	21,667	(l)	—	$36.14	2/7/2019
	10,228	20,454	(m)	—	$47.21	4/23/2020
	0	20,500	(n)	—	$52.11	2/12/2021
Wiebe Tinga
										0(e)	$ 0
										11,485(f)	$ 637,877
										9,188(g)	$ 510,302
							7,500	(a)	$416,550
							4,000	(b)	$222,160
							5,742	(c)	$318,911
							4,600	(d)	$255,484
	28,844	0		—	$45.66	2/8/2018
	43,333	21,667	(l)	—	$36.14	2/7/2019
	10,003	20,006	(m)	—	$47.21	4/23/2020
	0	20,674	(n)	—	$52.11	2/12/2021

44	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

(a)	Comprised of restricted stock units granted on July 29, 2010 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

(b)	Comprised of restricted stock units granted on July 28, 2011 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

(c)	Comprised of restricted stock units granted on April 24, 2013 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(d)	Comprised of restricted stock units granted on February 12, 2014 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(e)	These contingent stock performance awards granted in February 2012, are reflected at 0% of the target number of shares for such awards. The performance period for those awards ended at the end of December 2014, but the awards were not actually earned by the recipients until February 2015, following certification of the Company’s financial performance under these awards at a level which yielded a payout of 0% of target.

(f)	These contingent stock performance awards granted in April 2013, are reflected at 100% of the targeted number of shares for such awards, and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards even though the performance period will not end until December 2015.

(g)	These contingent stock performance awards granted in February 2014, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2016 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(h)	These restricted share units granted in April 2013, are reflected at the target number of shares, even though the performance period will not end until December 2017, vesting is contingent on meeting four stock price hurdles; (the first three of which have been achieved as of December 28, 2014), and for the last two of the four hurdles, the ultimate shares earned are also a function of the stock price for the thirty trading days immediately prior to December 31, 2017; therefore, there is no assurance that the target amounts will be earned under these awards.

(i)	These restricted share units granted in February 2014, are reflected at the target number of shares, even though the performance period will not end until December 2017 and vesting is contingent on meeting four stock price hurdles (the first three of which have been achieved as of December 28, 2014), and for the last two of the four hurdles, the ultimate shares earned are also a function of the stock price for the thirty trading days immediately prior to December 31, 2017; see (h) above.

(j)	These options will vest on December 31, 2014, subject to the optionee’s continued employment with the Company through this date.

(k)	These options will vest on December 31, 2014, subject to the optionee’s continued employment with the Company through this date.

(l)	These options will vest on February 8, 2015, subject to the optionee’s continued employment with the Company through this date.

(m)	One half of these options will vest on each April 24, 2015 and April 24, 2016, subject to the optionee’s continued employment with the company through those dates.

(n)	One third of these options will vest on each February 12, 2015, February 12, 2016 and February 12, 2017, subject to the optionee’s continued employment with the company through those dates.

(o)	Other than contingent stock performance awards granted in February 2012, the amounts were computed by multiplying the number of shares by the closing share price of $55.54 on December 26, 2014, the last trading day of the Company’s 2014 fiscal year.

The following table sets forth information concerning aggregate option exercises, vesting of restricted stock and stock earned pursuant to contingent stock performance awards during the 2014 fiscal year for the Named Executive Officers.

Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (# Exercisable)	Value Realized On Exercise ($)
			Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Brian Goldner	400,000	$8,926,993	0	$0
Deborah Thomas	123,755	$2,650,690	0	$0
Duncan Billing	21,666	$410,896	0	$0
John Frascotti	21,124	$681,671	0	$0
Wiebe Tinga	46,992	$1,102,804	0	$0

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	45

The following table sets forth information regarding each of the NEOs’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2014 fiscal year.

Retirement Plan Annual Benefits and Payments

Name	Plan Name	Number of Years of credited Service (#)	Present Value of Accrued Benefit Payable at Normal Retirement ($)(a)	Payments During the Last Fiscal Year($)
Brian Goldner	Qualified Plan	8.00	$ 157,235	$ 0
	Supplemental Plan	8.00	$1,201,599	$ 0
Deborah Thomas	Qualified Plan	9.00	$ 186,934	$ 0
	Supplemental Plan	9.00	$ 103,637	$ 0
Duncan Billing	Qualified Plan	16.00	$ 413,249	$ 0
	Supplemental Plan	16.00	$ 679,748	$ 0
John Frascotti(b)	Qualified Plan	n/a	n/a	n/a
Wiebe Tinga(c)	Hasbro B.V. Pension Plan	19.17	$1,741,675	$ 0
(a)	The “Present Value of Accrued Benefit” is the lump-sum value as of December 28, 2014 of the annual pension benefit earned as of December 28, 2014 payable under a plan for the executive’s life beginning on the date in which the NEO may commence an unreduced pension under the respective plan, reflecting credited service and five-year average compensation as of the plan freeze date of December 31, 2007 for the Pension and Supplemental Plans, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes, except that the NEO is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) measurement date is December 28, 2014, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, (iii) the discount rate is assumed to be 4.19% for the Pension Plan and 4.08% for the Supplemental Plan, (iv) the lump sum interest rate is assumed to be 4.19% for the Pension Plan and the Supplemental Plan, (v) for mortality (post-commencement) the sex-distinct RP-2014 mortality table with mortality improvements from the base year using the two dimensional, generational Scale BB projection table, for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2007-67 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement.

(b)	The Pension Plan was frozen prior to Mr. Frascotti joining the Company

(c)	For Mr. Tinga, the material assumptions used in determining the “Present Value of Accrued Benefit” of the Netherlands Pension Plan benefits are (i) a discount rate of 1.80% (ii) for mortality (post-commencement) the AG Prognosetafel 2014 table with adjustment tables HM, and (iii) assumed retirement at the earliest age to receive unreduced benefits, or age 65 for benefits accrued through December 31, 2014. The assumptions used are consistent with those used for financial statement purposes, except that the Named Executive Officer is assumed to continue to be employed until the assumed retirement age. The Netherlands Pension Plan amounts are converted from Euros to U.S. dollars as of year-end at the same conversion rate used to prepare the Company’s financial statements.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Plan (the “Supplemental Plan”) for substantially all of its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. Except for John Frascotti, who joined the Company on January 21, 2008, after the Pension Plan benefits had been frozen, and Wiebe Tinga, who participates in the Netherlands Pension Plan, all of the other NEOs participate in the Pension and Supplemental Plans.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1,000 hours of service for the Company.

Benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution targeted at 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there will be an additional annual transition contribution ranging from 1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)).

U.S. Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes. Among the significant changes, the amendments to

46	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner was hired after January 1, 2000 and, therefore, is covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of 1% for the next 60 months. Thereafter, (B) is reduced on an actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which were $225,000 for 2007, the last year that compensation was considered under the plan).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Supplemental Plan (Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Netherlands Pension Plan

Mr. Tinga participates in the Hasbro B.V. Pension Plan in the Netherlands (the “Netherlands Pension Plan”). The Netherlands Pension Plan provides benefits to all employees in service of Hasbro B.V. that are at least 21 years of age. Upon becoming a member of the Netherlands Pension Plan on January 1, 1997, an additional payment was made to the plan granting Mr. Tinga an additional one year and two months of credited service, changing his credited service date to November 1, 1995.

Effective January 1, 2006, the plan was amended and became a career average pay plan with an annual accrual rate of 1.3% of Pension Base for each year of service. As of January 1, 2015, the plan has been further amended, increasing the annual accrual rate to 1.47% of

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Pension Base for each year of service from January 1, 2015 to retirement. Accrued benefits are conditionally indexed each year for active employees. Increases of 2% have been granted in each year, except in 2006 when there were no increases granted. Benefits are provided in the form of an annuity with 70% payable to the spouse or partner upon the participant’s death.

Prior to the January 1, 2006 amendment, the plan was a final average pay plan with an formula equal to 1.25% of final average Pension Base per year of service. The final average pay benefits were frozen as of December 31, 2005, with indexation applied from this date as described above.

The Pension Base is defined as Pensionable Salary minus the Offset, where Pensionable Salary is 12 times fixed monthly salary plus holiday allowance plus 13th month salary and the Offset is equal to 100/70 times the state old age pension for a married person. Effective January 1, 2015, as a result of legislative changes in the Netherlands, the annual Pensionable Salary will be capped. The cap for 2015 is EUR 100,000. Prior to this date Mr. Tinga’s Pensionable Salary under the plan was not capped.

Credited service in the plan is defined as all years and completed months of service up to the date of retirement, with a maximum of 40 years. Effective January 1, 2015, the maximum credited service is 42 years. A new participant with accrued pension benefits at a former employer can transfer their pension benefits into the Netherlands Pension Plan and get additional years of credited service beyond the plan definition.

Effective January 1, 2015, as a result of legislative changes in the Netherlands, the normal retirement age of the plan changed to age 67. Prior to this date, the normal retirement age under the plan was age 65. The pension benefits accrued through December 31, 2014 are guaranteed as unreduced from age 65 and are actuarially increased for retirement after age 65. Plan members are eligible for early retirement from age 55; however benefits are reduced for early commencement and the participant must officially request early retirement six months before the desired retirement date.

The following table provides information with respect to fiscal 2014 for each of the NEOs regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Non-Qualified Deferred Compensation and Other Deferred Compensation Plans

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(a)	Aggregate Earnings in Last Fiscal Year ($)(b)	Aggregate Withdrawals / Distributions ($)(b)	Aggregate Balance at Last Fiscal Year End ($)(c)
Brian Goldner	Nonqualified Deferred Compensation Plan	$ 95,364	—	$ 91,856	—	$1,067,035
	Supplemental Savings Plan	—	$255,600	$150,657	—	$3,287,977
Deborah Thomas	Nonqualified Deferred Compensation Plan	—	—	$ 22,722	—	$427,856
	Supplemental Savings Plan	—	$ 62,505	$ 20,883	—	$485,889
Duncan Billing	Nonqualified Deferred Compensation Plan	$104,501	—	$3,667	—	$429,990
	Supplemental Savings Plan	—	$ 59,625	$ 33,256	—	$726,661
John Frascotti	Nonqualified Deferred Compensation Plan	$ 55,750	—	$ 7,961	—	$194,301
	Supplemental Savings Plan	—	$ 62,775	$ 14,647	—	$361,581
Wiebe Tinga	Nonqualified Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	—	—	—	—
(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2014 and credited to the account during 2014 as well as executive contributions on amounts earned during 2014 but paid in 2015 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individual in years prior to fiscal 2014.

(c)	Includes registrant and executive contributions on amounts earned during 2014 but credited during 2015. In addition to the amounts contributed for 2014, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Goldner has had his compensation for fiscal 2000 forward reported as named executive officers in the Company’s previous proxy statements, Ms. Thomas had her compensation for fiscal 2009 forward reported as a Named Executive Officer, and Mr. Billing and Mr. Frascotti have had their compensation for fiscal 2008 forward reported in the Company’s proxy statements).

Brian Goldner	$3,262,735
Deborah Thomas	$263,046
Duncan Billing	$383,974
John Frascotti	$376,966
Wiebe Tinga	$—

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Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the Named Executive Officers participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 5.2% per year for 2014. This rate reflects the 2014 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

As is noted in the description of Pension Plans set forth in the preceding pages, effective January 1, 2008, this plan was expanded to include new program employer contributions in excess of IRS limits.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s U.S. based employees who are in band 40 (director level) or above and whose base compensation is equal to or greater than $115,000 for 2014, including the Named Executive Officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of investments offered in the plan. The fixed rate option was added to the plan effective July 21, 2009. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Company Stock Fund and the fixed rate option is made once per year and becomes effective the following January.

Rates of return earned (lost) by the Named Executive Officers are the same as the rates of return earned (lost) by other participants selecting the same investment choices. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following tables provide information as to the value of incremental payments and other benefits that would have been received by the NEOs upon a termination of their employment with the Company due to various types of situations, including upon a change in control of the Company, assuming such termination and change in control had taken place on December 26, 2014 (the last business day of the Company’s 2014 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $55.54 on December 26, 2014, where appropriate, except that in the case of a Change in Control, the benefits reflect a price of $59.42 per share (which was the highest sale price during the sixty days prior to December 26, 2014, as computed in accordance with the Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the NEOs are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this Proxy Statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the NEOs are eligible to participate in the Company’s post-retirement medical program, which is available to all salaried employees and provides post-retirement life insurance and access to health coverage funded by the retiree at the same rates as an active employee.

The NEOs would not receive any incremental payments or other benefits if they voluntarily resigned from the Company or were involuntarily terminated by the Company for cause.

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	No Change in Control			Change in Control
Name	Involuntary Termination(a)	Death or Disability	Retirement(b)	No Termination	Involuntary Termination in connection with a change in control(c)
Brian Goldner
Cash Severance	$6,500,000	$0		$0	$6,691,538
FY 2014 Bonus	$2,300,000	$2,300,000		$0	$2,300,000
Pension(d)	$0	$0		$0	$190,490
Other Benefits(e)	$56,124	$0		$0	$75,686
Accelerated Equity(f)	$22,330,975	$36,377,810		$6,398,712	$45,542,878

Total Incremental Benefits	$31,187,099	$38,677,810	n/a	$6,398,712	$54,800,592
Deborah Thomas
Cash Severance	$567,008	$0		$0	$1,927,827
FY 2014 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$22,120	$0		$0	$22,120
Accelerated Equity(f)	$0	$2,058,946		$1,187,869	$3,488,709

Total Incremental Benefits	$589,128	$2,058,946	n/a	$1,187,869	$5,438,656
Duncan Billing
Cash Severance	$530,010	$0	$0	$0	$1,802,034
FY 2014 Bonus	$0	$0	$0	$0	$0
Pension(d)	$0	$0	$0	$0	$0
Other Benefits(e)	$31,783	$0	$0	$0	$31,783
Accelerated Equity(f)	$0	$2,135,790	$954,607	$1,187,846	$3,613,666

Total Incremental Benefits	$561,793	$2,135,790	$954,607	$1,187,846	$5,447,483
John Frascotti
Cash Severance	$600,002	$0		$0	$2,040,007
FY 2014 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$36,510	$0		$0	$36,510
Accelerated Equity(f)	$0	$2,135,790		$1,187,846	$3,613,666

Total Incremental Benefits	$636,512	$2,135,790	n/a	$1,187,846	$5,690,183
Wiebe Tinga
Cash Severance(g)	$2,036,156	$0		$0	$1,911,007
FY 2014 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$75,000	$0		$0	$112,584
Accelerated Equity(f)	$0	$2,025,623		$1,187,846	$3,426,158

Total Incremental Benefits	$2,111,156	$2,025,623	n/a	$1,187,846	$5,449,749
(a)	“Involuntary Termination” means termination by the Company without Cause, and for Mr. Goldner only, termination by the executive for Good Reason.

(b)	As of December 28, 2014, Mr. Billing qualifies for early retirement and accelerated vesting of a portion of his equity awards.

(c)	“Involuntary Termination” means termination by the Company without Cause or termination by the executive for Good Reason.

(d)	Represents the additional service credit in connection with a change in control under Mr. Goldner’s employment agreement. In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan (and Mr. Goldner’s employment agreement, as in effect at the end of fiscal 2014), including both pension and deferred compensation, were subject to forfeiture.

(e)	Under Mr. Tinga’s employment agreement, should he be terminated involuntarily by the Company for reasons other than cause, the Company will pay for the most direct economy class airfare for himself and his partner to return to their point of origin in The Netherlands. Additionally, the Company would provide for the shipping and transportation of all personal affects. The value of these costs have been estimated at $75,000. Under a change in control, other benefits include the Company’s cost of continued health and welfare benefits coverage and outplacement services.

(f)	Includes the value of accelerated equity awards pursuant to the terms of the plan, award agreement or individual employment or change in control agreement, as applicable, and summarized below. For awards whose vesting is based on actual performance, the calculations assume a target level of performance is achieved.

(g)	Under Involuntary Termination, assumes Mr. Tinga is provided severance benefits under Dutch employment law standards. The value of Mr. Tinga’s cash severance benefits have been converted from Euros to dollars at a computed exchange rate of 1 Euro equals $1.2178 on December 28, 2014.

50	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Employment Agreement with Brian Goldner

•	Letter Agreement with Mr. Tinga

•	Change in Control Severance Plan for Designated Senior Executives

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and Restated 2003 Stock Incentive Performance Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

For option awards granted prior to January 1, 2013, upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted prior to January 1, 2013 will become immediately vested upon a change in control and settled in a similar manner as stock options, as described above, except that there is no exercise price for restricted stock, restricted stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

Option awards, shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted on and after January 1, 2013, will vest upon a change in control only if the executive officer’s employment is terminated by the Company without Cause, or by the executive for Good Reason, each as defined under the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”) within twenty-four (24) months following a Change of Control, as defined under the 2003 Plan. If an award should vest in accordance with these, terms, they are settled in a similar manner as described above for the respective award, but calculated as of the date of the executive’s termination of employment based on the fair market value of the stock, calculated in accordance with the 2003 Plan, on such date of the termination of employment.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option

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awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement and a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest, and (ii) if it qualifies as normal retirement or early retirement, unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Compensation Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three (in the case of stock options granted with an exercise price equal to fair market value on the date of grant) to six (in the case of stock options granted with an exercise price in excess of the fair market value on the date of grant) months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Ms. Thomas, Mr. Billing, Mr. Frascotti and Mr. Tinga in the preceding tables assume that each officer signs an acceptable severance agreement and is thereby eligible for the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaces the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company. The Amended Employment Agreement was amended in August 2014. The terms of the Amended Employment Agreement, as amended in August 2014, are described beginning on page 37 of this Proxy Statement.

In addition to that description, set forth below is a description of the consequences under the Amended Employment Agreement of various terminations of employment.

Treatment Following Various Terminations of Employment

The Amended Employment Agreement provides for the following treatment upon various terminations of Mr. Goldner’s employment with the Company.

For Cause or Other than for Good Reason.    If Mr. Goldner’s employment is terminated by the Company for Cause, or if Mr. Goldner terminates his employment for other than Good Reason, Hasbro will pay Mr. Goldner the compensation and benefits otherwise payable to him through the last day of his actual employment with Hasbro. All stock options, restricted stock units and contingent stock performance awards granted to Mr. Goldner will be treated as provided in the relevant grant agreements and plans, which currently provide that such awards will terminate.

For Death or Disability.    If Mr. Goldner’s employment is terminated by death or because of Disability (as defined in the Amended Employment Agreement), Hasbro shall pay to Mr. Goldner’s estate or to Mr. Goldner, as the case may be, the compensation which would

52	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

otherwise be payable up to the end of the month in which the termination of employment occurs, and Hasbro shall pay Mr. Goldner (or his estate, if applicable) an amount equal to the annual management incentive plan bonus that would have been otherwise payable for the fiscal year in which termination of employment occurs based on the actual performance of Hasbro for such year, multiplied by a fraction, the numerator of which is the number of days elapsed in the fiscal year of termination of employment through the date of such termination, and the denominator of which is 365 (the “Pro-Rata Bonus”). In the event of the termination of Mr. Goldner’s employment for death or Disability, and, if and only to the extent one or more of the stock price thresholds for the Special RSU Grant were satisfied prior to Mr. Goldner’s death or Disability, the service component for that award would be waived and the shares for which the thresholds were met would vest immediately, with any shares for which the stock price thresholds were not met being forfeited.

All other stock options, restricted stock units, and contingent stock performance awards granted to Mr. Goldner will vest on death or Disability in accordance with the relevant agreements and plans, provided that if any such award consists of unvested contingent stock performance awards (including as set forth above, the Retention Grant Performance Shares in the event of the termination of employment for Disability), Mr. Goldner would be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable targets during the full relevant performance period.

Termination by Hasbro Without Cause of by Mr. Goldner for Good Reason.    If, prior to or more than two years following a “Change in Control” (as defined in the Amended Employment Agreement), Mr. Goldner’s employment is terminated at the election of Hasbro without Cause, or at the election of Mr. Goldner for Good Reason, Mr. Goldner would be entitled to:

•	a severance amount equal to two (2) times his target cash compensation (base salary plus annual bonus) for the fiscal year immediately prior to the year in which termination occurs;

•	the Pro-Rata Bonus;

•

continuation of his then–current level of life insurance and medical, dental and vision coverage, with Hasbro and Mr. Goldner sharing the cost on the same basis as it is shared on the last day of his employment, until the date Mr. Goldner commences new employment or two years from the effective date of termination, whichever is earlier;

•

acceleration of the vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of any such awards. In addition, to the extent Mr. Goldner is the holder of any equity award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had his employment not ended) based on achievement of the applicable targets during the full relevant performance period for such award, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds for the Special RSU Grant have been satisfied prior to such termination of employment, a pro-rated portion of the Special RSU Grant will vest, calculated by multiplying the number of shares for which the stock price thresholds have been met by a fraction, the numerator of which is the number of days from October 4, 2012 to the effective date of Mr. Goldner’s termination of employment, and the denominator of which is the total number of days between October 4, 2012 and December 31, 2017. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

If, within two years following a Change in Control, Mr. Goldner’s employment is terminated by Hasbro without Cause or by Mr. Goldner for Good Reason, Mr. Goldner shall be entitled to:

•

the sum of (1) his base salary through the date of termination to the extent not theretofore paid, (2) his annual bonus for the last fiscal year, to the extent not theretofore paid, (3) the product of (x) the “Highest Annual Bonus” (as defined in the Amended Employment Agreement), and (y) a fraction, the numerator of which is the number of days in the current fiscal year through his date of termination, and the denominator of which is 365, and (4) any compensation previously deferred by Mr. Goldner and any accrued vacation pay, in each case to the extent not theretofore paid;

•

a severance amount (the “Change in Control Severance”) equal to the product of (1) two and (2) the sum of (x) his Average Annual Salary (as defined in the Amended Employment Agreement) and (y) the greater of (A) the Highest Annual Bonus and (B) the Average Annual Bonus (as defined in the Amended Employment Agreement);

•

until such date that is three years following the Change in Control, or such longer period as any plan, program, practice or policy may provide, Hasbro will continue providing benefits to Mr. Goldner and/or his family at least equal to those which would have been provided to them if his employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of Hasbro applicable generally to other peer executives and their families during the 90-day period immediately preceding the Change in Control or, if more favorable to Mr. Goldner and/or his family, as in effect generally at any time thereafter with respect to other peer executives of Hasbro and its affiliated companies and their families;

•

acceleration of vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment,

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except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of such awards. In addition, to the extent Mr. Goldner is the holder of any performance award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable performance targets during the full relevant performance periods, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of his termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds in the Special RSU Grant have been satisfied, any such shares for which the thresholds have been met will vest. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

Letter Agreement with Wiebe Tinga

Mr. Tinga is party to a letter agreement with the Company governing his employment. Mr. Tinga is an employee of Hasbro International, Inc. and pursuant to the letter agreement is seconded from the Netherlands to Hasbro, Inc. in the U.S. (80%) and Hasbro SA in Switzerland (20%). Mr. Tinga’s base salary is set at 461,538 Euros and is updated from time to time in accordance with Hasbro’s general compensation policies. The letter agreement provides that Mr. Tinga is eligible to participate in the Company’s 2014 Senior Management Annual Performance Plan with a target bonus of 70% of his earned base salary. Mr. Tinga is also eligible to participate in the Company’s equity compensation plans for executive officers with an annual target award equal to 175% of base salary.

Mr. Tinga participates in the Netherlands Pension Plan which is described beginning on page 47 of this proxy statement. In addition, beginning in 2015, Mr. Tinga is eligible for an annual cash payment equal to 17.85% of the amount by which his ending base salary is above the new pension cap of 100,000 Euros to compensate him for the loss of pension value as a result of legislative changes in the Netherlands which cap the pensionable salary at 100,000 Euros. Mr. Tinga is required to pay all taxes on this annual cash payment.

Finally, under a tax protection agreement. Mr. Tinga pays all US taxes related to his compensation, and Hasbro is responsible for incremental social taxes related to his secondment to Hasbro SA.

Change in Control Severance Plan for Designated Senior Executives

In 2011 the Company adopted the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Plan”). Participants in the Plan include Ms. Thomas, Mr. Billing, Mr. Frascotti and Mr. Tinga. Under the Plan, if a Change in Control (as defined in the Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times (i) the sum of the covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control) and (ii) the percentage of earned salary which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

The annual base salary and target bonus payouts will be reduced by an amount equal to the total of severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2014 fiscal year end were Edward Philip (Chair), Basil Anderson, Frank Biondi, Jr., Kenneth Bronfin, Michael Burns, John Connors, Jr. and Linda Zecher. None of the members of the Compensation Committee during fiscal 2014 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2014.

54	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

SHAREHOLDER ADVISORY VOTE ON COMPENSATION FOR NAMED EXECUTIVE OFFICERS (Proposal No. 2)

Pursuant to Section 14A of the Exchange Act, we are seeking shareholder approval for the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement under the headings “Compensation Discussion and Analysis” beginning on page 19, and “Executive Compensation” beginning on page 41. Shareholders are urged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders of Hasbro, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the rules of the Securities and Exchange Commission in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”.

At our 2011 Annual Meeting we recommended to our shareholders that we have an annual advisory vote on the compensation of our Named Executive Officers. The recommendation of having this vote annually was overwhelmingly supported by our shareholders. In keeping with the expressed interests of our shareholders, we plan to submit annual advisory votes to our shareholders in the future on the compensation of our Named Executive Officers.

At our 2014 Annual Meeting the vote to approve our compensation programs for our Named Executive Officers did not pass, and only approximately 46% of the shares present and entitled to vote on the proposal voted in favor of it. As we discuss in detail beginning on page 22 of this proxy statement, following our failed 2014 say-on-pay vote and informed by our discussions with shareholders to help ensure that any changes we made properly addressed key shareholder concerns, both our Board of Directors and our Chief Executive Officer mutually decided that they would take the unusual step of amending certain of the terms contained in Mr. Goldner’s existing employment agreement. The changes made to Mr. Goldner’s employment agreement were made in direct response to feedback from our shareholders. Those changes are described in a table on page 23 of this proxy statement, and are discussed in detail in the pages following that table. The amendments made to Mr. Goldner’s employment agreement in response to shareholder feedback represent a potential reduction in Mr. Goldner’s net compensation over the remaining term of his employment agreement (which expires on December 31, 2017) of up to approximately $11 million. Following the amendment of Mr. Goldner’s employment agreement in August of 2014, we again reached out to shareholders to explain the changes we had made and to obtain their views on the amended terms.

We have designed our compensation programs for our Named Executive Officers in the way we believe enables the Company to attract and retain top executive talent, maximizes the performance of those executives in furthering the objectives of the Company, aligns our realized executive compensation with the Company’s performance in meeting its financial and strategic objectives and with the delivery of total shareholder return, and promotes the creation of long-term shareholder value, all while containing the cost of the executive compensation program to a level the Compensation Committee believes is reasonable and appropriate. To further these objectives, the vast majority of the compensation opportunity for our Named Executive Officers is tied to achievement of Company performance targets which are based upon our Board approved operating and strategic plans and/or to increases in the value of our stock. We design our executive compensation program in the way we believe best promotes the interests of you, our shareholders and we are committed to being responsive to the views of our shareholders on our compensation programs and governance practices.

Approval

Although the vote is non-binding, the Board of Directors and Compensation Committee of the Company will carefully consider the results of this vote in connection with their ongoing evaluation, and establishment, of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on this shareholder advisory vote is required for approval of the resolution. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS.

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COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2014. Mr. Goldner, the Company’s current President and Chief Executive Officer, served on the Board during fiscal 2014. However, Mr. Goldner did not receive any compensation for his Board service in fiscal 2014 beyond his compensation as Chief Executive Officer.

Name	Fees Earned or Paid in Cash(a)	Stock Awards (b)(c)	Option Awards (b)(c)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (d)	All Other Compensation (e)	Total
Basil L. Anderson	$120,338	$129,974	$0	N/A	$89,663	$339,975
Alan R. Batkin	$3,958	$253,752	$0	$91,259	$166,821	$515,790
Frank J. Biondi, Jr.	$107,525	$129,974	$0	N/A	$65,969	$303,468
Kenneth A. Bronfin	$166,693	$129,974	$0	N/A	$41,590	$338,257
Michael R. Burns	$6,221	$57,180	$0	N/A	$0	$63,401
John M. Connors, Jr.	$0	$256,834	$0	N/A	$120,939	$377,773
Michael W.O. Garrett	$0	$253,752	$0	N/A	$83,723	$337,475
Lisa Gersh	$0	$253,752	$0	N/A	$42,925	$296,677
Jack M. Greenberg	$103,527	$129,974	$0	N/A	$48,846	$282,347
Alan G. Hassenfeld	$92,525	$129,974	$0	N/A	$31,717	$254,216
Tracy A. Leinbach	$132,525	$129,974	$0	N/A	$17,523	$280,022
Edward M. Philip	$119,723	$129,974	$0	N/A	$125,726	$375,423
Richard S. Stoddart	$0	$218,232	$0	N/A	$8,850	$227,082
Alfred J. Verrecchia	$160,025	$129,974	$0	N/A	$35,861	$325,860
Linda K. Zecher	$0	$119,669	$0	N/A	$678	$120,347
(a)	Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

(b)	Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 28, 2014, for a detailed discussion of the assumptions used in valuing stock and option awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2014 was approximately $130,000 per director), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors and (ii) a 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan.

No options were granted to any of the non-employee directors in 2014.

56	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

(c)	The non-employee directors held the following outstanding stock and option awards as of December 28, 2014.

Name	Outstanding Option Awards	Outstanding Stock Awards
Basil L. Anderson	0	29,767
Alan R. Batkin	0	29,767
Frank J. Biondi, Jr.	6,000	29,767
Kenneth A. Bronfin	0	22,223
Michael R. Burns	0	1,017
Jack M. Connors, Jr.	0	29,767
Michael W.O. Garrett	0	20,916
Lisa Gersh	0	14,493
Jack M. Greenberg	0	15,196
Alan G. Hassenfeld	0	19,340
Tracy A. Leinbach	0	10,369
Edward M. Philip	0	29,767
Richard S. Stoddart	0	2,417
Alfred J. Verrecchia	0	19,190
Linda K. Zecher	0	1,577

The outstanding stock awards consist of the non-employee director stock grants made in May of 2006 (4,769 shares), May of 2007 (2,775 shares), May of 2008 (3,033 shares), May of 2009 (4,619 shares), May of 2010 (2,994 shares), May of 2011 (2,726 shares), May of 2012 (3,660 shares), May of 2013 (2,774 shares) and May of 2014 (2,417 shares) to the extent that the director elected to defer the receipt of any such shares until his or her retirement from the Board. To the extent a director did not defer the stock award, it is not included in the table in this footnote. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until he or she retires from the Board.

(d)	The increase in pension value for Mr. Batkin is due to: (1) the decrease in the discount rate used for computing benefits from 3.93% to 3.52%, and (2) the change in mortality assumption to the RP-2014 mortality table with mortality improvements from the base year using the two dimensional, generational Scale BB projection table. The actual pension benefits to be provided to Mr. Batkin were not increased in 2014. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a going-forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). All of the Company’s other current directors who were directors at the time of this transition opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2014.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest accrues based on the five-year treasury bill rate.

(e)	Comprises (i) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (ii) deemed dividends paid on annual stock awards which have been deferred. Balances deferred by directors into the stock unit account track the performance of the Company’s common stock. Also includes the Company’s matching charitable contribution of up to $5,000 per director per fiscal year. An aggregate of $30,000 was paid by the Company in fiscal 2014 in director matching contributions.

Current Director Compensation Arrangements

All members of the Board who are not otherwise employed by the Company (“non-employee directors”) received a base retainer of $85,000 per year for their Board service in fiscal 2014. The Chair of the Audit Committee received an additional retainer of $40,000 for her service as Chair of this committee in fiscal 2014. The Chairs of the Compensation Committee and the Finance Committee received an additional retainer of $35,000 and $30,000, respectively, for service as Chair of their respective committee in fiscal 2014. The Chair of the Nominating, Governance and Social Responsibility Committee received an additional retainer of $20,000 for his service as Chair of such committee in fiscal 2014. The Chairman of the Board received an additional retainer of $75,000 per year for his service as Chairman, and the Company’s Presiding Director receives an additional retainer of $25,000 per year for serving in that role. Non-employee directors also received an annual committee membership retainer if they are not chair of the applicable committee of $20,000 for serving on the Audit Committee, $15,000 for serving on the Compensation Committee, and $7,500 for serving on either of the Finance Committee and/or the Nominating, Governance and Social Responsibility Committee. No meeting fees were paid for attendance at meetings of the full Board or committees.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors

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(which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year, that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2013, the director stock grants had grant date fair market values of $130,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $425,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $425,000, as long as they continue to hold at least $425,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for non-employee directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement, which agreement was subsequently amended effective May 22, 2008, October 2009 and November 2013 (as amended, the “Chairmanship Agreement”) with Alan G. Hassenfeld.

Pursuant to the Chairmanship Agreement, Mr. Hassenfeld serves as a non-employee member of the Board and as Chairman of the Executive Committee of the Board for an initial two-year term ended May 2010. Thereafter, Mr. Hassenfeld’s Chairmanship Agreement automatically renews for additional one-year periods unless he or the Board provide notice of the intent not to renew by December 31st of the year prior to the end of the then current term. Mr. Hassenfeld’s continued service as the non-employee Chairman of the Executive Committee will be contingent upon his annual reelection to the Board by the Company’s shareholders.

Mr. Hassenfeld is eligible to receive Board fees, equity grants and such other benefits as may be provided from time to time to the other non-employee members of the Company’s Board.

As of November 1, 2013, the Company makes available to Mr. Hassenfeld the support services for one administrative assistant (the “Hasbro Employee”). Mr. Hassenfeld reimburses the Company quarterly in advance for the Company’s pro-rata cost of the Hasbro Employee’s annual base salary, target bonus and fringe benefits (including 401(k), payroll taxes, FICA, social security, insurance costs for health, dental, vision benefits, and cost to administer these benefits) for such Hasbro Employee.

In the event that Mr. Hassenfeld’s service as a non-employee Chairman of the Executive Committee of the Board ends due to his resignation, death, disability, or failure to be re-elected to the Board by the Company’s shareholders, or in the event that the Company terminates Mr. Hassenfeld’s service for Cause (as defined in the Chairmanship Agreement), Mr. Hassenfeld’s compensation as a non-employee Chairman of the Executive Committee and a director would cease immediately. If Mr. Hassenfeld’s service is terminated by Hasbro without Cause during the current year of service, Mr. Hassenfeld would be entitled to receive the retainer payable for the remaining portion of that year. In the case of termination resulting from disability, failure to be reelected, or without Cause by Hasbro, Mr. Hassenfeld would continue to receive his retirement benefits.

The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

58	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the Company’s previous 1994 Stock Option Plan for Non-Employee Directors (the “1994 Director Plan”). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director Plan. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms.

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EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 28, 2014, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by shareholders(1)	6,697,442(2)	$41.68	6,101,023(4)
Equity compensation plans not approved by shareholders	0	—	0
Total	6,697,442(2)	$41.68	6,101,023(4)
(1)	The only shareholder approved plan which was in effect as of December 28, 2014 was the Company’s Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

The 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. Although no further awards may be made under the 2003 Director Plan, awards outstanding at the time of plan termination continue in effect in accordance with the terms of the award.

Included in shares which may be issued pursuant to outstanding awards is the target number of shares subject to outstanding contingent stock performance awards under the 2003 Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors in May of 2006 through 2014 (as part of the yearly equity grant to outside directors) to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	Comprised of 4,186,980 shares subject to outstanding option awards, 1,241,851 shares subject to outstanding contingent stock performance awards (reflecting such awards at their target numbers), 995,632 shares subject to outstanding restricted stock unit awards and 272,979 shares subject to deferred stock awards.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All such shares are eligible for issuance as contingent stock performance awards, restricted stock or deferred restricted stock, or other stock awards under the 2003 Plan.

60	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 11, 2015 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. There were 124,698,965 shares of Common Stock outstanding on March 11, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research Global Investors (“Capital Research”)(1)	13,288,772	10.7%
333 South Hope Street Los Angeles, CA 90071
Alan G. Hassenfeld(2)	11,187,239	9.0%
Hassenfeld Family Initiatives LLC 101 Dyer Street Suite 401 Providence, Rhode Island 02903
The Vanguard Group (“Vanguard”)(3)	9,604,963	7.7%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
(1)	Capital Research has sole power to vote or to direct the vote and sole power to dispose or direct the disposition of all 13,288,772 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2014.

(2)	Includes 5,200,000 shares held as sole trustee of a trust for the benefit of family members, 5,643,064 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit and 19,340 shares the receipt of which is deferred until Mr. Hassenfeld retires from the Board. Mr. Hassenfeld has sole voting and investment authority with respect to all shares except those described in the following sentence, as to which he shares voting and investment authority. Also includes 166,000 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and director, and 154,216 shares held as one of the trustees of a trust for the benefit of family members. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein. This information is based upon information furnished by the shareholder or contained in filings made with the Securities and Exchange Commission.

(3)	Includes 195,921 shares over which Vanguard has sole power to vote or to direct the vote, and 9,420,926 shares over which Vanguard has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2014.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	61

Security Ownership of Management

The following table sets forth information, as of March 11, 2015, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name of Director, Nominee or Executive Officer(1)	Amount and Nature of Beneficial Ownership(#)	Percent of Class (%)
Basil L. Anderson(2)	55,091	*
Alan R. Batkin(3)	100,709	*
Duncan J. Billing(4)	94,308	*
Frank J. Biondi, Jr.(5)	48,032	*
Kenneth A. Bronfin(6)	22,223	*
Michael R. Burns(7)	1,017	*
John M. Connors(8)	83,136	*
John A. Frascotti(9)	214,727	*
Michael W.O. Garrett(10)	82,253	*
Lisa Gersh(11)	30,017	*
Brian D. Goldner(12)	1,735,331	1.6
Jack M. Greenberg(13)	48,070	*
Alan G. Hassenfeld(14)	11,187,239	9.0
Tracy A. Leinbach(15)	22,166	*
Edward M. Philip(16)	75,843	*
Richard S. Stoddart(17)	4,054	*
Deborah M. Thomas(18)	92,868	*
Wiebe Tinga(19)	139,848	*
Alfred J. Verrecchia(20)	710,349	*
Linda K. Zecher(21)	2,177	*
All Directors and Executive Officers as a Group (includes 22 persons)(22)	15,403,178	12.1
*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 124,698,965 shares of Common Stock outstanding on March 11, 2015.

(2)	Includes 29,767 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 24,324 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 29,767 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 69,255 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2015 to purchase an aggregate of 38,729 shares.

(5)	Consists of 11,250 shares held by The Biondi Family Trust, 29,767 shares (3,760 of which are held by The Biondi Family Trust) the receipt of which is deferred until Mr. Biondi retires from the Board, as well as 7,015 shares deemed to be held in Mr. Biondi’s stock unit account under the Deferred Plan.

(6)	Consists of 22,223 shares the receipt of which is deferred until Mr. Bronfin retires from the Board.

(7)	Consists of 1,017 shares the receipt of which is deferred until Mr. Burns retires from the Board.

(8)	Includes 29,767 shares the receipt of which is deferred until Mr. Connors retires from the Board, as well as 41,569 shares deemed to be held in Mr. Connors’ stock unit account under the Deferred Plan.

(9)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2015 to purchase an aggregate of 149,834 shares and 19,200 shares held jointly with his wife.

(10)	Includes 20,916 shares the receipt of which is deferred until Mr. Garrett retires from the Board and 30,586 shares deemed to be held in Mr. Garrett’s stock unit account under the Deferred Plan.

(11)	Includes 14,493 shares the receipt of which is deferred until Ms. Gersh retires from the Board and 13,107 shares deemed to be held in Ms. Gersh’s stock unit account under the Deferred Plan.

62	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

(12)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2015 to purchase an aggregate of 1,677,526 shares, as well as 57,787 restricted stock units, which are payable in shares to Mr. Goldner upon Mr. Goldner’s retirement from the Company and 351,882 shares held by the Brian D. Goldner Trust. Does not include 27,424 shares held by the Barbara S. Goldner Trust (Mr. Goldner’s wife’s trust), of which shares Mr. Goldner disclaims beneficial ownership.

(13)	Includes 15,196 shares the receipt of which is deferred until Mr. Greenberg retires from the Board as well as 10,958 shares deemed to be held in Mr. Greenberg’s stock unit account under the Deferred Plan.

(14)	See note (2) to the immediately preceding table.

(15)	Includes 10,369 shares the receipt of which is deferred until Ms. Leinbach retires from the Board.

(16)	Includes 29,767 shares the receipt of which is deferred until Mr. Philip retires from the Board as well as 46,076 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(17)	Includes 2,417 shares the receipt of which is deferred until Mr. Stoddart retires from the Board as well as 1,637 shares deemed to be held in Mr. Stoddart’s stock unit account under the Deferred Plan.

(18)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2015 to purchase 28,836 shares.

(19)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2015 to purchase 80,739 shares.

(20)	Includes currently exercisable options to purchase 182,715 shares held in the Alfred J. Verrecchia GRAT. Also includes 19,190 shares the receipt of which is deferred until Mr. Verrecchia retires from the Board and 2,652 shares deemed to be held in Mr. Verrecchia’s stock unit account under the deferred plan. Does not include 91,225 shares held by Mr. Verrecchia’s wife’s GRAT and 60,650 shares owned by Mr. Verrecchia’s wife, as to which shares Mr. Verrecchia disclaims beneficial ownership.

(21)	Includes 1,577 shares the receipt of which is deferred until Ms. Zecher retires from the Board and well as 600 shares deemed to be held in Ms. Zecher’s stock unit account under the Deferred Plan.

(22)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 15,001,762 shares and have shared voting and/or dispositive power with respect to 401,416 shares. Includes 2,020,324 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 11, 2015; 275,573 shares deemed to be held in stock unit accounts under the Deferred Plan; and 185,623 restricted stock units held under the Restated 2003 Stock Incentive Performance Plan, 57,787 of which are vested.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	63

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulation promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 28, 2014, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2014.

64	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2015 FISCAL YEAR (Proposal No. 3)

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 27, 2015 (“Fiscal 2015”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2015 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of the independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2015.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	65

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Audit Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of The NASDAQ Stock Market’s corporate governance listing standards.

All six of the Audit Committee members possess significant financial, business and accounting expertise. Ms. Leinbach, Chair of the Committee, served as Executive Vice President and Chief Financial Officer of Ryder System, Inc. a public company, from 2003 to 2006. Prior thereto her twenty-one year career with Ryder included multiple senior operating and financial roles, including service as controller and chief financial officer of several of Ryder’s subsidiaries. Mr. Batkin has more than forty years of experience and financial expertise spanning his work in public accounting, investment banking and international strategic consulting. Mr. Garrett’s forty-year career with Nestle S.A. involved service in a number of operating and executive positions, culminating in his role as Executive Vice President responsible for Asia, Africa, the Middle East and Oceania. Ms. Gersh has served as a senior operating executive of a number of media and brand-driven companies, including as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. and most recently as President and Chief Executive Officer of Goop, Inc. Mr. Stoddart has spent thirty years helping to build his client’s businesses and most recently has served as President of Leo Burnett North America from 2005 to 2013 and as Chief Executive Officer since 2013. Ms. Zecher has over thirty-five years of business and operating experience across a number of companies and industries, culminating most recently in her role as President and Chief Executive Officer of Houghton Mifflin Harcourt Company since 2011.

The Audit Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate — Investor Relations — Corporate Governance — Committee Charters”. Under the charter, the Audit Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditors) and oversee the independent auditors’ work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s consolidated financial statements and financial reporting;

•	Company’s compliance with legal and regulatory requirements;

•	Company’s system of internal controls;

•	Company’s significant financial and other risks and exposures;

•	Independent auditors’ qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditors.

In carrying out these responsibilities the Audit Committee reviews all earnings releases and quarterly and annual financial reports prepared by management, prior to their issuance and filing with the United States Securities and Exchange Commission (SEC). The Audit Committee supervises the relationship between the Company and the independent auditors and has direct responsibility for the appointment and compensation of the independent auditors, as well as for reviewing and approving the scope of the audit and all audit and permitted non-audit services.

The Committee met eleven times during 2014. Many of the Committee’s meetings include executive sessions in which the Committee meets separately with the independent auditors, the Company’s Vice President of Internal Audit and with other members of the Company’s management.

As part of its oversight function, the Audit Committee discusses with the Company’s internal auditor and independent auditors, with and without management present, the overall scope and plans for their respective audits. The Audit Committee reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls, including the Company’s code of conduct. The Audit Committee maintains procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, as well as a policy regarding the hiring of former employees of the independent auditor.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors, internal legal and compliance personnel and the independent auditors the Company’s significant financial and other risks and exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

The Audit Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee discusses with management and the independent auditors all annual and

66	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

quarterly consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the SEC. The Audit Committee also discusses with management, on a quarterly basis, management’s evaluation of the Company’s internal controls over financial reporting and disclosure controls.

The Audit Committee is responsible for selecting the Company’s independent auditors. In making this selection the Audit Committee reviews the recent and historical performance of the independent auditors and their expertise and capability in handling the types and breadth of issues facing the Company and the geographic reach of the Company’s business, discusses with management their view on the performance of the auditor, reviews and discusses the results of the most recent Public Company Accounting Oversight Board (United States) (PCAOB) and peer reviews of the independent auditor, as well as any significant regulatory or legal proceedings involving the independent auditor, considers the tenure of the independent auditors, including the benefits from knowledge gained by the auditors of the Company’s business over time, and reviews the reasonableness of the independent auditors’ fees. The Audit Committee is directly responsible for approving the fees of the independent auditors and in doing so they review fee benchmarking information regarding audit and non-audit fees paid by multinational companies which are comparable in terms of size, complexity, and type of financial and accounting issues to the Company. When the audit engagement partner is due to rotate off of the Company’s audit team the Audit Committee meets with the potential candidates within the independent auditors to replace the audit engagement partner to ensure the Company receives the highest quality replacement.

While the Audit Committee selects the independent auditors and oversees their work, the independent auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2014 and the Company’s report on the effectiveness of internal controls over financial reporting as of December 28, 2014, as well as the independent auditors’ audit of those financial statements and the Company’s internal controls over financial reporting. The Audit Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent auditors the audit and permitted non-audit services they provide to the Company and any other matters that might impact their independence from management, and the Audit Committee has received from the independent auditors the written disclosures and letters required by the applicable requirements of the PCAOB.

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph and the other oversight actions discussed above, the Audit Committee recommended to the Board and the Board has approved the inclusion of the audited consolidated financial statements for the fiscal year ended December 28, 2014 in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2015.

Report issued by the members of the Audit Committee as of the 2014 fiscal year end.

Tracy Leinbach (Chair)

Alan Batkin

Michael Garrett

Lisa Gersh

Richard Stoddart

Linda Zecher

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	67

ADDITIONAL INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the integrated audits of the Company’s annual consolidated financial statements and effectiveness of internal control over financial reporting for fiscal 2014 and 2013, as well as fees for other services rendered by KPMG to the Company during fiscal 2014 and 2013.

	2014	2013
Audit Fees(1)	$6,157,000	$4,687,000
Audit-Related Fees(2)	$178,000	$566,000
Tax Fees(3)	$836,000	$815,000
All Other Fees	—	$—

Total Fees	$7,171,000	$6,068,000
(1)	Audit Fees consist of services related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as services generally only the independent auditor can reasonably be expected to provide, such as statutory audits and services in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, accounting and reporting consultations related to proposed transactions and agreed upon procedures reports.

(3)	Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation of tax returns and in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditors). In fulfilling this responsibility the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditors.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Audit Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditors for that fiscal year.

•

A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditors for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

68	Notice of Annual Meeting of Shareholders and 2015 Proxy Statement | Hasbro, Inc.

SHAREHOLDER PROPOSAL (Proposal No. 4) — PROXY ACCESS

The following shareholder proposal, which is opposed by the Board, and supporting statement were submitted to the Company for inclusion in this Proxy Statement by the City of New York, Office of the Comptroller, Scott M. Stringer, One Centre Street, New York, NY 10007-2341, on behalf of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, the New York City Police Pension Fund and the New York City Board of Education Retirement System. The proposal is co-sponsored by the UAW Retiree Medical Benefits Trust, 110 Miller Avenue, Suite 100, Ann Arbor, MI 48104-1296 and the Philadelphia Public Employees Retirement System, 16th Floor, Two Penn Center Plaza, Philadelphia, PA 19102-1712 (collectively all of the proponents are referred to as the “Proponents”). The Proponents have represented to the Company that they have each held in excess of $2,000 shares of the Company’s common stock for more than one year and that they plan to present the proposal to the Company’s shareholders for their consideration at the Annual Meeting. The following is the text of the shareholder proposal and supporting statement as it was submitted to the Company.

“RESOLVED: Shareholders of Hasbro, Inc. (the “Company”) ask the board of directors (the “Board”) to adopt, and present for shareholder approval, a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in the proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

(a)	have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;

(b)	give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

(c)	certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders; including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company;

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe proxy access is a fundamental shareholder right that will make directors more accountable and contribute to increased shareholder value. The CFA Institute’s 2014 assessment of pertinent academic studies and the use of proxy access in other markets similarly concluded that proxy access:

•	Would “benefit both the markets and corporate boardrooms, with little cost or disruption.”

•	Has the potential to raise overall US market capitalization by up to $140.3 billion if adopted market-wide. (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed bylaw terms enjoy strong investor support — votes for similar shareholder proposals averaged 55% from 2012 through September 2014 — and similar bylaws have been adopted by companies of various sizes across industries, including Chesapeake Energy, Hewlett-Packard, Western Union and Verizon.

We urge shareholders to vote FOR this proposal.”

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2015 Proxy Statement	69

RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

We believe this proposal is not in the best interests of Hasbro’s shareholders because it:

•	Seeks to bypass a process carefully designed to identify the most qualified candidates for service on the Board;

•	May promote the influence of special interests to the detriment of Hasbro’s other shareholders and long-term shareholder value;

•	Does not recognize our commitment to shareholder outreach and responsiveness to our shareholders;

•	Does not mention that we already have a mechanism in place for shareholders to propose nominees for election to the Board;

•	Contains an ownership threshold and holding period that we believe may be too low and with which there is an insufficient amount of experience; and

•	May result in significant cost and disruption to Hasbro without a corresponding gain to our shareholders.

Acting pursuant to our written Corporate Governance Principles and their fiduciary duties to serve the best interests of Hasbro and all of its shareholders, the Nominating, Governance and Social Responsibility Committee of our Board (the “Governance Committee”) is responsible for identifying and screening potential director candidates and for recommending the most appropriate candidates for election or re-election to the Board. The Governance Committee employs a third-party search firm to assist it in identifying the best possible candidates for Board service and then spends considerable time reviewing the qualifications for each of the individual candidates that are identified and in meeting with and evaluating such candidates. Following this process the Governance Committee submits its recommendations to the full Board of Directors for the full Board’s review, evaluation and decision.

In evaluating potential candidates the Governance Committee and the Board consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of relevance to the Company’s business, business ethics and integrity, professional reputation, other Board service, judgment, independence, commitment to shareholders and to the creation of shareholder value, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Governance Committee and the entire Board view their responsibility for identifying appropriate candidates for service on the Board as one of their greatest responsibilities and they select potential candidates based on a careful judgment as to the people who will best serve the entire Company and all of its shareholders. For example, in the last thirteen months three entirely new directors were recommended for service on the Board, Michael Burns, Richard Stoddart and Linda Zecher. Each of those candidates were selected based upon a careful review of the skills and qualifications he or she would bring to bear in his or her service and his or her commitment to serve all shareholders to the best of his or her ability.

We believe that mandatory proxy access, which allows a fairly small group of shareholders (owning only 3% of the Company’s total shares outstanding in the case of the current proposal) to force the Company to include in its proxy materials candidates for Board election, without such candidates first being evaluated for suitability and commitment to the overall Company, creates a significant risk that candidates may be elected to the Board who will not serve the best interests of all shareholders. A small minority of the Company’s shareholders could submit candidates for purposes that are unrelated, or even contrary to, the best interests of the Company and its shareholders as a whole. Without evaluating such candidates prior to inclusion in the proxy, shareholders will be asked to effectively make a judgment as to the suitability and objectives of a candidate based on what may be only brief disclosure in the proxy statement. We also note that in submitting such potential candidates, minority shareholders are not subject to the fiduciary duties which apply to the Governance Committee and the Board and which require that the Governance Committee and the Board act in the best interest of the Company and its shareholders as a whole.

Further, mandatory proxy access is unnecessary for the Company’s shareholders who wish to submit candidates for election or otherwise engage in discussions with the Board. For many years Hasbro has had a mechanism, which is described on page 16 of this proxy statement, that allows a shareholder, or group of shareholders, holding 1% or more of the Company’s common stock for at least one year prior to the date of submission, to submit a candidate for service on the Board. The Governance Committee evaluates such candidates on the same basis applied to all other candidates for Board service and will include such candidate in the Company’s proxy material if the person is determined to be a suitable candidate based on the earlier-described factors.

Hasbro is highly committed to giving shareholders a voice in their Company and in responsiveness to its shareholders. All of Hasbro’s directors are elected annually and our bylaws provide that each director must submit a resignation that will become effective if they do not receive a FOR vote from the majority of shares voting in an uncontested election of directors. In the case of a contested election, directors are elected by a plurality of votes cast. In the event that such a resignation becomes effective both the Governance Committee and the full Board will evaluate accepting the resignation and the Company will report publicly to its shareholders on the Board’s decision within 60 days of the vote.

Any shareholder may contact the Board care of the Board’s Presiding Director (after the 2015 Annual Meeting the Lead Independent Director) in the manner set forth on page 10 of this proxy statement. In addition, the Company conducts a robust proactive shareholder outreach that has included members of the Board. Following the Company’s 2013 Annual meeting the Company reached out to and

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offered to speak with shareholders holding approximately 93% of the shares held by our top 25 institutional investors and approximately 55% of our total shares outstanding as of year-end 2013. In our most recent round of shareholder outreach, during 2014 we have reached out to shareholders holding approximately 63% of our total shares outstanding, including all of our top 25 holders as of the 2014 year end.

We had discussions with all of the shareholders who accepted our invitation to talk, comprising holders representing approximately 47% of our total outstanding shares as of the end of 2014. The Chairman of the Nominating, Governance and Social Responsibility Committee, who also serves on the Compensation Committee of our Board, and who was recently designated Lead Independent Director effective at the 2015 Annual Meeting, participated in many of these meetings with shareholders. In direct response to feedback we received from shareholders over the last year and a half, in 2014 we:

•	Implemented significant changes to the employment contract between Hasbro and our Chief Executive Officer, Brian Goldner;

•	Adopted an overboarding policy limiting the number of total boards on which any of our directors may serve, and

•

Added additional structure to our majority vote standard for the election of directors, including implementation of the mandatory resignation policy for directors not achieving the requisite majority vote.

Prior to receiving this proxy access shareholder proposal none of our shareholders had asked us, in connection with our outreach efforts or otherwise, to implement any type of a proxy access mechanism. Nor have any of our shareholders asked us to consider a nominee for election to the Board. In connection with our latest round of outreach we are asking our shareholders for their views on proxy access and proxy access bylaws, including whether they support such bylaws and if so, what ownership thresholds and holding periods they believe are appropriate. We note that shareholders we have spoken with thus far have expressed differences on these issues, including whether they support any type of proxy access bylaw.

Even if you believe proxy access bylaw provisions are appropriate, there is very little experience to date with these types of mechanisms in the United States, and it is not currently clear what are the appropriate share ownership thresholds and holding periods. We have concerns with the 3% ownership threshold and three-year holding period that are contained in the proposal. Currently we believe four of our shareholders would each individually meet those thresholds. We want to be sure that if we adopt a proxy access bylaw provision it is appropriate and serves the interests of all of our shareholders. We will continue to engage with our shareholders to seek their views on proxy access and the issues around its implementation, and will consider those views in connection with the results of the vote on this proxy access proposal in determining our future actions in this area.

We also urge you, our shareholders, to read the research study prepared by the CFA Institute which is referred to in the proponent’s supporting statement. The issue of proxy access is an important one and we applaud that study’s work to try and analyze issues around proxy access. However, in many cases, as the study points out, the findings from that research are not unequivocal, and whether proxy access improved shareholder value over the longer-term in companies is not addressed by the findings. We point these items out so that shareholders will read the study and formulate their own opinions from it, rather than relying on anyone’s summary of the findings.

In conclusion, we believe this proposal creates significant risk to the Company that candidates will appear in the Company’s proxy materials for election to the Board who have not been properly evaluated, is unnecessary to protect our shareholders and to give them a meaningful voice in the governance of their Company, does not recognize our ongoing shareholder outreach and responsiveness to shareholders, contains terms with which there is little experience thus far in the United States in terms of how well they work and serve shareholder interests and may cause the Company to incur significant expense and potential disruption without any corresponding benefit to shareholders.

For the above reasons, the Board recommends that the shareholders vote AGAINST this proposal.

Vote required.

Approval of the proposal would require the affirmative vote of a majority of all shares present (in person or by proxy) and entitled to vote at the Meeting to be approved. Abstentions and broker non-votes are each counted as present for purposes of establishing a quorum at the Meeting. Abstentions are also considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

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SHAREHOLDER PROPOSAL (Proposal No. 5) – POST-TERMINATION HOLDING PERIOD FOR PORTION OF EQUITY HELD BY SENIOR EXECUTIVES

The following shareholder proposal, which is opposed by the Board, and supporting statement were submitted to the Company for inclusion in this Proxy Statement by As You Sow, 1611 Telegraph Ave., Suite 1450, Oakland, CA 94612, on behalf of The Penney Family Fund (the “Proponent”). The Proponent has represented to the Company that it has held more than $2,000 worth of the Company’s common stock for more than one-year and that it plans to present the proposal to the Company’s shareholders for their consideration at the Annual Meeting. The following is the text of the shareholder proposal and supporting statement as it was submitted to the Company.

“RESOLVED: Shareholders of Hasbro urge the Compensation Committee of the Board of Directors (the “Committee”) to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until two years following the termination of their employment (through retirement or otherwise), and to report to shareholders regarding the policy before Hasbro’s annual meeting of shareholders. The shareholders recommend that the Committee not adopt a percentage lower than 75% of net after-tax shares. The policy shall apply to future grants and awards of equity compensation and should address the permissibility of transactions, such as hedging transactions, which are not sales but reduce the risk of loss to the executive.

Supporting Statement.    Requiring senior executives to hold a significant portion of shares obtained through compensation plans after the termination of employment would focus them on Hasbro’s long-term success and would better align their interests with those of Hasbro’s shareholders.

Shareholders have given a low level of support to Hasbro’s advisory vote on compensation for the past two years. The directors stated that the 2013 vote, with 64% in support, was “well below what we consider satisfactory.” In 2014, the proposal failed to win even majority support from shareholders.

Of major concern to shareholders was an employment agreement entered into in October 2012, which provided the CEO Brian Goldner with extraordinarily large restricted stock awards. While performance-based (with stock price thresholds weighted equally with 25% of the award subject to achievement of specific stock price thresholds), the agreement did not require the executive to retain the stock for any period of time once they had vested.

One reason boards provide incentives with stock is to create a long-term alignment between shareholder and executive interests. Awards that fail to include such requirements instead allow executives to cash out options near the top of the market. In fact, according to Barrons, in February 2014 Hasbro CEO Goldner sold 390,000 Hasbro shares for $20,310,264 after exercising options priced from $27.09 to $31.62 each. These sales only represent a portion of the shares awarded under the plan. In 2013, in addition to receiving equity and option awards valued at $24 million, Goldner received cash salary and incentives of an additional $3 million.

Hasbro has a very limited holding requirement, adopted only in March 2014, and even that is only effective until modest stock ownership guidelines have been met. Other companies have more rigorous policies. ExxonMobil has placed holding requirements on equity incentive awards since 2002, requiring that half the annual award is restricted for five years, and half for 10 years or until retirement, whichever is later.

We view a more rigorous retention requirement as superior to a stock ownership policy with a one year retention guideline, because a guideline loses effectiveness once it has been satisfied and a one year retention requirement is not sufficiently long.”

RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

We believe this proposal is not in the best interests of Hasbro’s shareholders because:

•

Our compensation plans, both equity and cash, are already designed to align the interests of our shareholders and executives and to reward executives based upon achievement of the Company’s goals and furthering shareholder interests;

•	We already have significant share ownership requirements in place, as well as a policy prohibiting pledging or hedging of Company shares held by executives, directors and employees; and

•	We believe mandated post-retirement holding requirements would have negative effects for the Company.

Hasbro’s compensation plans are designed to closely align executives’ realized pay (both from equity grants and from cash compensation plans) with the performance of the Company. As discussed in detail beginning on page 24 of this proxy statement, the vast majority of the total compensation opportunity for our Named Executive Officers is performance-based, including our entire long-term equity incentive compensation program and annual cash incentive program. This performance-based compensation can only be earned based upon achievement of the Company’s and the individual’s performance targets and objectives, all of which are set by our Compensation Committee and Board with the objective of serving shareholders’ long-term interests. In the case of our Chief Executive Officer, the

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significant majority of his annual compensation potential is reflected in equity grants comprised of contingent stock performance awards, under which shares of the Company’s common stock are only earned if the Company achieves cumulative net revenue and earnings per share targets (beginning with grants in 2015, ROIC is being added as a third measure) over a three-year performance period, and stock options, vesting over three years and granted with an exercise price equal to the fair market value on the date of grant, such that he only realizes value if the Company’s stock price appreciates.

The contingent stock performance awards, which have three-year performance periods, and the options, which vest over three-years, require a longer-term view by our Chief Executive Officer and other executives and no value is realized from such awards unless the Company achieves its objectives and/or shareholders realize an increase in share price from the date of grant of the award.

In addition to aligning shareholder and executive interests through the design of our compensation programs, Hasbro already has significant stock ownership requirements in place. In early 2010 we adopted a stock ownership policy which requires that all executives at the level of Senior Vice President or above must achieve and then maintain, over the entire course of their employment with the Company, share ownership at specified multiples of base salary, with the multiples increasing with positions of greater seniority. An executive has five years from their appointment or promotion to a designated position to achieve the specified stock ownership. During that five-year period until the required share ownership is achieved at least 50% of the net shares realized upon any exercise of options or vesting of stock must be retained by the executive. For our Chief Executive Officer, the required stock ownership is five times his base salary, which we believe is a significant requirement. For Executive Vice Presidents the requirement is two times the person’s annual base salary. We note that as of March 31, 2015, our Chief Executive Officer, Mr. Goldner, in fact holds (inclusive of his wife’s holdings and shares held in trusts for his children) shares of Hasbro stock with a value almost eight times his annual base salary, which we believe manifests a major commitment by Mr. Goldner to our Company and its shareholders.

In 2012 Hasbro adopted a policy that prohibits any pledging or hedging of Company shares held by executives. At that time Hasbro also adopted a clawback policy providing that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation (both equity and cash) they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements. We also have an insider trading policy which prohibits all directors, executive officers and employees from trading in our common stock or other securities while in possession of material non-public information about our business.

The proposal refers to the restricted stock grants made to Mr. Goldner pursuant to his October 2012 employment agreement and states that he is not required to retain the stock under those grants for any period of time once they vest. We think it is important for shareholders to realize that for those awards there are two distinct requirements, one for them to be earned and a second for them to vest. They are earned based on achieving the designated stock price thresholds set forth in the awards. However, even for portions of the award that are earned because of achievement of those thresholds, they do not vest unless and until the service requirement is also met. As is detailed on page 38 of this proxy statement, those shares are earned based upon achievement of specified stock price thresholds (25% of the shares are tied to each of four increasingly higher stock price hurdles). But even once a tranche of shares is earned, Mr. Goldner does not vest in the shares unless he remains employed with the Company through December 31, 2017. By their nature the awards, which were designed to provide significant retention value, have a multi-year holding period requirement built into them in order to vest. We also note that pursuant to amendments made to Mr. Goldner’s employment agreement in August 2014 in response to comments from our shareholders during shareholder outreach, even if the shares subject to the $56 and $60 price thresholds are earned, and Mr. Goldner remains employed with the Company through December 31, 2017 such that the awards then vest, the number of shares he actually receives under one or both of those tranches will be reduced if the price of the stock during the thirty-day trading period ending immediately prior to December 31, 2017 is below the specified stock thresholds.

While we agree that significant executive stock ownership is an important factor to create alignment between executive and shareholder interests (our policies already require that ownership), we also believe it can be undesirable for an executive to become overweight in the Company’s stock. An executive with the vast majority of their personal wealth held only in Company stock, without any meaningful diversification of assets, may be incented to engage in overly risky behavior that could jeopardize the Company’s interests. Furthermore, if the majority of an executive’s personal wealth is locked into Company stock and only accessible following the person’s retirement from the Company, it may encourage talented executives to leave employment with the Company earlier than the Company desires, simply to be able to obtain some of the money they have earned through their service to the Company. We believe executives should be able to realize some of the wealth earned by their service to the Company and engage in prudent financial diversification. To require that 75% of all net after tax equity compensation be retained until after retirement, when the vast majority of an executive’s total compensation is equity based, is unreasonable and we believe would both significantly harm our ability to attract and retain top executives and may incent them to engage in undesirable risk taking.

For the reasons set forth above we believe our current share ownership and other requirements are in the best interests of the Company and its shareholders and that the current proposal is unnecessary and potentially harmful to the Company.

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For the above reasons, the Board recommends that the shareholders vote AGAINST this proposal.

Vote required.

Approval of the proposal would require the affirmative vote of a majority of all shares present (in person or by proxy) and entitled to vote at the Meeting to be approved. Abstentions and broker non-votes are each counted as present for purposes of establishing a quorum at the Meeting. Abstentions are also considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

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SHAREHOLDER PROPOSAL (Proposal No. 6) — LIMITATION ON VESTING OF EQUITY HELD BY SENIOR EXECUTIVES FOLLOWING A CHANGE IN CONTROL

The following shareholder proposal, which is opposed by the Board, and supporting statement were submitted to the Company for inclusion in this Proxy Statement by the Comerica Bank & Trust, National Association, c/o Institutional Services Group, 411 West Lafayette Boulevard, Detroit, MI 48226, as Trustee of the Trowel Trades S&P 500 Index Fund, and the Board of Trustees of the International Brotherhood of Electrical Workers Pension Benefit Fund, 900 Seventh Street, NW, Washington, DC 20001 (together the “Proponents”). The Proponents have represented to the Company that they have each hold more than $2,000 worth of the Company’s common stock for more than one-year and that they plan to present the proposal to the Company’s shareholders for their consideration at the Annual Meeting. The following is the text of the shareholder proposal and supporting statement as it was submitted to the Company.

“RESOLVED: The shareholders ask the board of directors of Hasbro to adopt a policy that in the event of a change in control (as defined under any applicable employment agreement, equity incentive plan or other plan), there shall be no acceleration of vesting of any equity award granted to any senior executive officer, provided, however, that the board’s Compensation Committee may provide in an applicable grant or purchase agreement that any unvested award will vest on a partial, pro rata basis up to the time of the named executive officer’s termination, with such qualifications for an award as the Committee may determine.

For purposes of this Policy, “equity award” means an award granted under an equity incentive plan as defined in Item 402 of the SEC’s Regulation S-K, which addresses elements of executive compensation to be disclosed to shareholders. This resolution shall be implemented so as not to affect any contractual rights in existence on the date this proposal is adopted, and it shall apply only to equity awards made under equity incentive plans or plan amendments that shareholders approve after the date of the 2015 annual meeting.

SUPPORTING STATEMENT

Hasbro (“Company”) allows senior executives to receive an accelerated award or unearned equity under certain conditions after a change in control of the Company. According to last year’s proxy statement, a termination without cause or by the executive for good reason in connection with a change in control as of Dec. 27, 2013 could have accelerated the vesting of $48 million worth of long-term equity to Company’s five senior executives, with $34.6 million going to the CEO. We note that Hasbro subsequently issued an 8-K to change the terms of the CEO’s special restricted stock grant to vest on a pro-rata basis. However, Hasbro has not implemented a pro-rata vesting policy across the board for all equity awards to the named executive officers.

We are unpersuaded by the argument that executives somehow “deserve” to receive unvested awards. To accelerate the vesting of unearned equity on the theory that an executive was denied the opportunity to earn those shares seems inconsistent with a “pay for performance” philosophy worthy of the name.

We do believe, however, that an affected executive should be eligible to receive an accelerated vesting of equity awards on a pro rata basis as of the termination date, with the details of any pro rata award to be determined by the Compensation Committee.

Other major corporations, including Apple, Chevron, ExxonMobil, IBM, Intel, Microsoft, and Occidental Petroleum, have limitations on accelerated vesting of unearned equity, such as providing pro rata awards or simply forfeiting unearned awards. Research from James Reda & Associates found that over one third of the largest 200 companies now have pro rate, forfeit, or only partially vest performance shares upon a change in control.

We urge you to vote FOR this proposal.”

RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

We believe this proposal is not in the best interests of Hasbro’s shareholders for the following reasons.

First, effective in 2013 Hasbro implemented a double trigger for all future equity grants under our 2003 Stock Incentive Performance Plan, which is our only current equity compensation plan. As a result, all of our equity grants made since January 1, 2013, and all future equity grants to be made under our equity compensation plan, are subject to a double trigger and the vesting of such awards may only accelerate based upon a change in control if the award recipient is either terminated by the Company without cause (as defined in the equity plan), or terminates their employment with the Company for good reason (also as defined in the equity plan), within the twenty-four month period following the change in control.

We believe that our current double trigger approach to acceleration of vesting following a change in control best serves the Company and its shareholders. The current double trigger structure only allows for the Compensation Committee to provide for acceleration of vesting in a grant agreement when an executive is terminated without cause or leaves for good reason within twenty-four months following a change in control. We believe the Compensation Committee should have the ability to provide for acceleration in such a situation where it deems it appropriate, as we consider such circumstances to be the equivalent of a no fault termination of the executive by the Company.

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Providing for double trigger acceleration of vesting following a change in control also aligns the interests of shareholders and equity eligible executives and employees. Such a provision makes it less likely that an executive or employee will be resistant to a change in control that is beneficial to our shareholders out of personal concern that following such a change in control they may both lose their job and lose substantial potential future equity value. In this way the double trigger can prevent conflicts of interest between executives and employees on the one hand, and shareholders. The double trigger also incentivizes executives and employees to remain with the Company through completion of the change in control transaction, thus mitigating the risk of potential loss of key personnel at the time that the Company is working to complete a beneficial transaction and the consequent risk to completion of the transaction.

Further, we do not believe double trigger acceleration of vesting following a change in control provides a windfall for executives and employees. Many senior executives receive the majority of their annual compensation opportunity in the form of equity awards. As such, the largest component of their current pay is the opportunity to earn the equity award over time. To remove the possibility of accelerated vesting following a change in control and termination of their employment can significantly lessen the executive’s overall pay opportunity in circumstances where the executive has done nothing but serve the interests of the Company and its shareholders, and may put the Company at a competitive disadvantage in attracting and retaining executives and other equity eligible employees.

For the reasons set forth above we believe our current double trigger approach to acceleration of equity vesting following a change in control, under which no acceleration occurs unless an executive is terminated without cause or resigns for good reason within twenty-four months following the change in control, but which allows the Compensation Committee to determine the level of acceleration in such a situation, is in the best interests of the Company and its shareholders.

For the above reasons, the Board recommends that the shareholders vote AGAINST this proposal.

Vote required.

Approval of the proposal would require the affirmative vote of a majority of all shares present (in person or by proxy) and entitled to vote at the Meeting to be approved. Abstentions and broker non-votes are each counted as present for purposes of establishing a quorum at the Meeting. Abstentions are also considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

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OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 28, 2014 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Notice of Internet Availability of the Proxy Materials, the Proxy Statement or our Annual Report on Form 10-K for the year ended December 28, 2014, he or she may contact Debbie Hancock, Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02861, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement, you may request householding in the future by contacting the Investor Relations Department using the above contact information.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., LLC, 470 West Avenue, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $12,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., LLC in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating a proxy and returning it in as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barbara Finigan

Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 6, 2015

Pawtucket, Rhode Island

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Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

FEBRUARY 2015

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to applicable legal requirements and the rules of The NASDAQ Stock Market. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the following relationships, whether by blood, marriage or adoption: the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, or anyone else residing in such person’s home.

•

The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•

No director who is an employee (or whose immediate family member is an executive officer) of the Company can be independent until at least three years after such employment or executive officer relationship has ended.

•

No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•

No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her (i) service as a member of the Board or one of its committees, (ii) benefits under a tax-qualified retirement plan or (iii) non-discretionary compensation. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family, with the exclusion of compensation received by an immediate family member as a non-executive officer employee of the Company, which will be considered in making an independence determination, but which does not preclude a determination of independence.

•

No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•

No director who is an executive officer, partner, controlling shareholder or an employee (or whose immediate family member is an executive officer, partner or controlling shareholder) of an entity (including a charitable entity) that makes payments to or receives payments from the Company in amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•

No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence. If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

Business and Professional Relationships of Directors and Their Family Members

•

The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•

No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•

The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

A-1

•

No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•

The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•

Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•

No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

A-2

Appendix B

2013 US Mercer Benchmark Database — Executive

3eTI

3M Company

7-Eleven, Inc.

AAA Insurance Exchange

AAA National Office

AAA Northern California, Nevada and Utah

AarhusKarlshamn USA Inc.

Abbott Laboratories

AbbVie, Inc.

Abt Associates, Inc.

Accellent, Inc.

Accenture, Inc.

Accolade Wines North America, Inc.

ACE Limited – ACE USA

Acentia, LLC

ACUITY

Acushnet Company

Adaptive Materials

Adidas America, Inc.

Aditi Technologies

ADT LLC

Adva Optical Networking North America, Inc.

Advanced Tactical Systems

Advocate Healthcare

AECOM Technology Corporation

Aeronix, Inc.

AET Inc. Ltd.

AFC Enterprises, Inc.

AFLAC Incorporated

AgFirst Farm Credit Bank

AGL Resources

AGL Resources – Sequent Energy Management

Agnesian HealthCare

AgriBank, FCB

Agropur Cooperative – Cheese & Ingredient

Agropur Cooperative – Natrel USA

AgStar Financial Services ACA

Agusta Westland Philadelphia Corporation

Ahlstrom USA

Ahold USA, Inc.

Ahold USA, Inc. – Giant, Carlisle Division

Ahold USA, Inc. – Giant, Landover Division

Ahold USA, Inc. – Stop & Shop, New York Metro Division

Ahold USA, Inc. – Stop & Shop, Northeast Division

Aimco

Aimia Proprietary Loyalty US Inc.

AIPSO

Air Liquide

Airtron

Akzo Nobel, Inc

Albemarle Corporation

Alcoa, Inc.

Alexian Brother Health System

Alfa Laval, Inc.

Alliance Data Systems

Alliance Data Systems – Epsilon

Alliance Data Systems – Retail

Alliant Energy Corporation

Alliant Techsystems

Allianz SE – Allianz Life Insurance Company of North America

Allianz SE – Fireman’s Fund Insurance Company

Allina Health System

Allstate Insurance Company

Ally Financial, Inc.

ALSAC/St. Jude Children’s Research Hospital

Alta Resources

Altana ACTEGA Kelstar, Inc.

Altana ACTEGA WIT, Inc.

Altana BYK USA, Inc.

Altana BYK-Gardner USA

Altana ECKART America Corp.

Altana ELANTAS PDG, Inc.

Alter Trading Corporation

Alticor

Altria Group, Inc.

Alyeska Pipeline Service Company

AMCOL International Corporation

AMCOL International Corporation – AMCOL

Health & Beauty Solutions, Inc.

AMCOL International Corporation – American Colloid Company

AMCOL International Corporation – Ameri-CoCarriers, Inc. / Ameri-Co Logistics, Inc.

AMCOL International Corporation – CETCO

AMCOL International Corporation – Nanocor Inc.

Amcor Rigid Plastics

Amer Sports Winter & Outdoor

American Airlines, Inc.

American Capital, Ltd.

American Century Investments

American Century Investments – CA

American College of Emergency Physicians

American Commercial Lines

American Commercial Lines – Jeffboat

American Dental Association

American Dental Association – California Dental Association

American Dental Partners, Inc.

American Enterprise Group, Inc.

American Express Company

American Family Insurance

American Financial Group, Inc.

American Financial Group, Inc. – Great

American Financial Resources, Inc.

American Financial Group, Inc. – Great American Insurance Group

American Greetings

American Heart Association

American International Group, Inc.

American Medical Association

American Tower

American Transmission Company

American University

Ameriprise Financial

AmerisourceBergen Corporation

AmerisourceBergen Corporation – Drug Corporation

AmerisourceBergen Corporation – Consulting Services

AmerisourceBergen Corporation – Specialty Group

Amerisure Mutual Insurance Company

Amherst H. Wilder Foundation

Amtrak

Andrews Kurth LLP

Ann, Inc.

Ann, Inc. – Ann Taylor

Apex Systems, Inc.

Apollo Group

Apollo Group – College for Financial Planning

Apollo Group – Institute for Professional Development

Apollo Group – University of Phoenix

Apollo Group – Western International University

ARAMARK Corporation

ARAMARK Corporation – Business & Industry Facility Services

ARAMARK Corporation – Healthcare

ARAMARK Corporation – Higher Education

ARAMARK Corporation – Sports and Entertainment

Arbella Insurance Group

Arby’s Restaurant Group

Argo Group International Holdings, Ltd.

Argonne National Laboratory

Arkansas Blue Cross Blue Shield

Arlington County Government

Arnold and Porter, LLP

Arrow Electronics, Inc.

Arrow Electronics, Inc. – ECS

Arrow Electronics, Inc. – Global Components

ARTEL, Inc.

Arthrex, Inc.

Asahi Kasei Plastics North America, Inc.

Ascena Retail Group, Inc.

Ascension Health Alliance – Ascension Health

ASM America, Inc.

Associated Banc-Corp

Associated British Foods plc – AB Mauri Food, Inc.

Associated British Foods plc – ACH Food Companies

Astoria Financial Corporation – Astoria Federal Savings

Asurion

AT&T

Atento

Atkins North America

AtlantiCare

AtlantiCare – ARMC Atlantic City Campus

Atlas Van Lines, Inc.

Atria Senior Living Group

Aurora Health Care

Aurora Health Care – Aurora Advanced Health Care

Aurora Health Care – Aurora Clinical Laboratories

Auto Club Group

Auto Club Group – Executive

Automatic Data Processing, Inc.

Automatic Data Processing, Inc. – AVS Division

Automatic Data Processing, Inc. – Dealer Services

Automatic Data Processing, Inc. – Employer Services

Automatic Data Processing, Inc. – Employer Services, MAS Division

Automatic Data Processing, Inc. – Employer Services, NA Division

Automatic Data Processing, Inc. – ES International

Automatic Data Processing, Inc. – TS Division

Automobile Club of Southern California

AutoNation, Inc.

AutoZone, Inc.

AvalonBay Communities, Inc.

Avis Budget Group, Inc.

Aviva USA

Avon Products, Inc.

AXA Equitable

Axis Communications, Inc.

AZZ Inc.

AZZ Inc. – Atkinson

AZZ Inc. – Aztec Tubular Products

AZZ Inc. – Central Electric

AZZ Inc. – CGIT

AZZ Inc. – Nuclear Logistics

AZZ Inc. – Rig-A-Lite

AZZ Inc. – The Calvert Company

Bacardi U.S.A., Inc.

Bain & Company

Baker Hughes, Inc.

Ball Corporation

Ball Corporation – Ball Food & Household Product Division, Americas

Ball Corporation – Metal Beverage Packaging Division

Banco Popular North America

Bang & Olufsen America, Inc.

Banner Health

Bare Escentuals

Barilla America Inc.

Barry Callebaut USA, LLC

Bart & Associates, Inc.

BASF Corporation

Battelle Memorial Institute

Baxter International – Baxter Healthcare Corporation of Puerto Rico, Inc.

Baxter International Inc.

Baylor College of Medicine

Baylor Health Care System

Baylor Health Care System – Baylor All Saints Medical Center

Baylor Health Care System – Baylor Jack and Jane Hamilton Heart and Vascular Hospital

Baylor Health Care System – Baylor Medical Center at Carrollton

Baylor Health Care System – Baylor Medical Center at Garland

Baylor Health Care System – Baylor Medical Center at Grapevine

Baylor Health Care System – Baylor Medical Center at Irving

Baylor Health Care System – Baylor Medical Center at Waxahachie

Baylor Health Care System – Baylor University Medical Center

Baylor Health Care System – Health Texas Provider Network

Baylor Health Care System – The Heart Hospital Baylor – Plano

Baystate Health, Inc.

Beam Inc.

Bechtel Corporation

Bechtel Plant Machinery, Inc.

Belden, Inc.

Belk, Inc.

Belo Corp

Berlitz Corporation

Best Vendors

Big Lots, Inc.

Bill & Melinda Gates Foundation

BioMarin Pharmaceutical, Inc.

BJC HealthCare

BJC HealthCare – Barnes-Jewish Hospital

BJC HealthCare – BJC Behavioral Health

BJC HealthCare – Christian Hospital

BJC HealthCare – Missouri Baptist Medical Center

BJC HealthCare – Physicians Group, LC

BJC HealthCare – St. Louis Children’s Hospital

Black & Veatch Corporation

Blue Cross & Blue Shield of Rhode Island

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross and of Idaho Health Services, Inc.

BlueCross BlueShield of Kansas City

BlueCross BlueShield of Louisiana

BlueCross BlueShield of South Carolina

BlueCross of Northeastern Pennsylvania

BMW AG – BMW Financial Services NA, LLC

BMW AG – BMW of North America, LLC

BNSF Railway Company

Board of Governors of the Federal Reserve System

Board of Governors of the Federal Reserve System – Federal Reserve Information Technology

Boddie Noell Enterprises, Inc.

Boeing Employees Credit Union (BECU)

Bon Appetit Management Company

Borden Dairy Company

Boston Children’s Hospital

Boston College

Boston Medical Center HealthNet Plan

Boston University

Boy Scouts of America

Brady Corporation

Branch Banking & Trust Company

Bremer Financial Corporation

Bremer Financial Corporation – Bremer Bank NA, Saint Cloud

Bremer Financial Corporation – Bremer Bank NA, Twin Cities

Bridgepoint Education, Inc.

Brightstar Corporation

Bristow Group

Broadridge Financial Solutions, Inc.

Broadridge Financial Solutions, Inc. – Investor Communication Solutions

Broadridge Financial Solutions, Inc. – Securities Processing Solutions

Broan-Nutone Storage Solutions Lp

Brookdale Senior Living, Inc.

Brookfield Renewable Energy Partners, LP USA

Brookhaven National Laboratory

Broward Health

Brown and Caldwell

Brown-Forman Corporation

Bryan Cave LLP

BSH Home Appliances Corporation

BSH Home Appliances Corporation – Corporate

Buckeye Partners, L.P.

Bunge Latin America

Bunge Product Lines

Burgess & Niple, Inc.

Buro Happold Consulting Engineers PC

Cablevision System Corporation

CACI International, Inc.

California Casualty Management Company

California Hospital Association

California ISO

Calpine Corporation

Cambia Health Solutions

Cameron International

Cameron International – Drilling and Production Systems

Cameron International – Process and Compression Systems

Cameron International – Valves & Measurement

Campari America

Campbell Soup Company

Campbell Soup Company – North America Foodservice

Campbell Soup Company – Pepperidge Farm

Canadian Pacific US

Canon Business Process Services, Inc.

Canteen Vending

Capella Education Company

Capital BlueCross

Capital One Financial Corp.

Capsule Tech, Inc.

Cardinal Health, Inc.

CareFirst BlueCross BlueShield

Cargill, Inc.

Caribou Coffee Company

Carlson

Carlson – Carlson Wagonlit Travel

Carlson – Hotels Worldwide

Carlson – Restaurants Worldwide

CarMax, Inc.

Carmeuse North America

Carnegie Mellon University

Carolinas Healthcare System

Carpenter Technology Corporation

Casey Family Programs

Catalyst Group

Caterpillar, Inc.

Catholic Charities Health and Human Services

Catholic Financial Life

Catholic Health Initiatives

Catholic Health Initiatives – CHI Nebraska

Catholic Health Initiatives – Franciscan Health System

Catholic Health Initiatives – Good Samaritan Hospital

Catholic Health Initiatives – Memorial Health Care System

Catholic Health Initiatives – Mercy Health Network

Catholic Health Initiatives – Mercy Medical Center Roseburg

Catholic Health Initiatives – Mercy Medical Center Williston

Catholic Health Initiatives – St. Elizabeth Regional Medical Center

Catholic Health Initiatives – St. Catherine Hospital

Catholic Health Initiatives – St. Clare’s Health System

Catholic Health Initiatives – St. Francis Healthcare Campus

Catholic Health Initiatives – St. Francis Medical Center

Catholic Health Initiatives – St. Joseph Health System

Catholic Health Initiatives – St. Joseph Regional Health Network

Catholic Health Initiatives – St. Joseph’s Area Health Services

Catholic Health Initiatives – St. Joseph’s Hospital & Health Center

Catholic Health Initiatives – St. Mary’s Community Hospital

Catholic Health Initiatives – St. Vincent Health System

Catholic Health Initiatives – Unity Family Healthcare

Catholic Health Initiatives – Villa Nazareth

CDM Smith, Inc.

CDS Global, Inc.

Celanese

Celanese – Acetate, LLC

Celanese – Celanese International Corporation

Celanese – Celanese Ltd.

Celanese – CNA Holdings, LLC

Celanese – EVA performance Plymers Corporation

Celanese – Global Relocation, LLC

Celanese – Nutrinova, Inc.

Celanese – Ticona Polymers Inc.

Celgard, LLC

Cemex, Inc. US

Cengage Learning

Centegra Health System

Centene Corporation

CenterPoint Energy

Central Georgia Health System

Central Georgia Health System – Central Georgia Rehabilitation Hospital

Central Georgia Health System – The Medical Center of Central Georgia

Centura Health

Centura Health – Avista Adventist Hospital

Centura Health – Centura Health At Home

Centura Health – Littleton Adventist Hospital

Centura Health – Mercy Regional Medical Center

Centura Health – Parker Adventist Hospital

Centura Health – Porter Adventist Hospital

Centura Health – St. Anthony’s Central Hospital

Centura Health – St. Anthony’s North Hospital

Centura Health – St. Anthony’s Summit Medical Center

Centura Health – St. Mary Corwin Hospital

Centura Health – St. Thomas More Hospital

CEVA Logistics Americas

CH2M Hill

CHC Helicopter SA – US

Checkpoint Systems Inc.

Checkpoint Systems Inc. – Merchandise Visibility

Checkpoint Systems Inc. – North America

Checkpoint Systems Inc. – SMS Worldwide

Chemetall US Inc.

Chemtura Corporation

Children’s Healthcare of Atlanta

Children’s Hospital Los Angeles

Children’s Hospital of Orange County

Children’s Hospital of Wisconsin

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma

Choctaw Nation of Oklahoma-Choctaw Defense

Choice Hotels International, Inc.

Christopher & Banks

CHRISTUS Health

CHRISTUS Health – Ark-La-Tex

CHRISTUS Health – Central Louisiana

CHRISTUS Health – CHRISTUS Spohn

CHS Inc.

CHS Inc. – Agriculture

CHS Inc. – Business Solutions

CHS Inc. – Energy

Chumash Casino Resort

Church & Dwight Co., Inc.

CIGNA Corporation

CIGNA Corporation – CIGNA Group Insurance & Dental

CIGNA Corporation – CIGNA Healthcare

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Cintas Corporation

Cirque du Soleil, Las Vegas

Citco Technology Management, Inc.

Citigroup Inc. – Citi North America, Operations & Technology

Citigroup Inc. – CitiFinancial/One Main Financial

Citizens Energy Group

Citizens Property Insurance Corporation

City and County of Denver

City of Fort Worth

City of Garland

City of Hope

City of Houston

Classified Ventures, LLC

Clemens Family Corporation

Clemens Family Corporation – Clemens Food Group

Clement Pappas and Company, Inc.

Clemson University

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cleveland Clinic – Hillcrest Hospital

Cleveland Clinic – Medina Hospital

Cloud Peak Energy Resources

CME Group, Inc.

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

Coca-Cola Bottling Co. Consolidated

Coinstar, Inc.

Cointstar, Inc. – Coin and Entertainment Services

Coinstar, Inc. – DVD Services

College of DuPage

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbia University

Columbian Chemicals Company

Columbian Chemicals Company – Hickok KS Plant

Columbian Chemicals Company – North America Region

Columbian Chemicals Company – North Bend Plant

Columbus McKinnon Corporation

Comcast Corporation

Comcast Corporation – Comcast Cable Communications

Comcast Corporation – Universal Orlando Resort

Commonwealth – Altadis, Inc.

Community Health Network

Compass Bank

Compass Group North America

Computershare

ConAgra Foods, Inc.

Concept Solutions, LLC

Connecticut Children’s Medical Center

CONSOL Energy, Inc.

Constellation Brands, Inc.

Constellation Brands, Inc. – Constellation Wines North America

Consumer Union of United States, Inc.

Convergys Corporation

Con-way, Inc.

Con-way, Inc. – Con-way Freight

Con-way, Inc. – Con-way Truckload

Con-way, Inc. – Menlo Worldwide Logistics

Cook Children’s Health Care System

CoreLogic, Inc.

Cornell University

Corning, Inc.

Corning, Inc. – Corning Cable Systems

Corning, Inc. – Display Technologies

Corning, Inc. – Environmental Technologies

Corning, Inc. – Life Sciences

Corning, Inc. – Optical Fiber

Corning, Inc. – Specialty & Ophthalmic Materials

Corrections Corporation of America

Cost Plus, Inc.

Coughlan Companies, Inc.

Coughlan Companies, Inc. – Capstone

Covenant Health

Covenant Health – Covenant HomeCare

Covenant Health – Covenant Medical Management

Covenant Health – Fort Loudoun Medical Center

Covenant Health – Fort Sanders Perinatal Center

Covenant Health – Fort Sanders Regional Medical Center

Covenant Health – Fort Sanders West Covenant Health – Knoxville Heart Group

Covenant Health – LeConte Medical Center

Covenant Health – Methodist Medical Center

Covenant Health – Morristown-Hamblen Health System

Covenant Health – Parkwest Medical Center

Covenant Health – Roane Medical Center

Covenant Health – Thompson Cancer Survival Center

Covington & Burling LLP

Cox Enterprises, Inc.

Cox Enterprises, Inc. – AutoTrader.com

Cox Enterprises, Inc. – Cox Broadcasting

Cox Enterprises, Inc. – Cox Communications, Inc.

Cox Enterprises, Inc. – Cox Media Group

Cox Enterprises, Inc. – Cox Radio, Inc.

Cox Enterprises, Inc. – Cox Target Media

Cox Enterprises, Inc. – Manheim

CPS Energy

Cracker Barrel Old Country Store, Inc.

Crayola LLC

Credit Suisse AG

Cree, Inc.

Crothall Healthcare

Crowe Horwath LLP

Crowley Maritime Corporation

Crowley Maritime Corporation – Crowley Liner Services, Inc. – Latin America

Crowley Maritime Corporation – Crowley Liner Services, Inc., Puerto Rico & Caribbean

Crowley Maritime Corporation – Crowley Logistics, Inc.

Crowley Maritime Corporation – Petroleum Distribution & Contracts Services

Crowley Maritime Corporation – Petroleum Services

Crowley Maritime Corporation – Technical Services

Crown Castle International Corporation

CSA International

CSL Behring

CSL International, Inc.

Cubic Corporation

Cubic Corporation – Cubic Applications, Inc.

Cubic Corporation – Cubic Defense Applications, Inc.

Cubic Corporation – Cubic Defense Applications, Inc., Simulation Systems Division

Cubic Corporation – Cubic Transportation System, Inc.

Cullen/Frost Bankers, Inc.

Cummins, Inc.

Cummins, Inc. – Components

Cummins, Inc. – Distribution Business

Cummins, Inc. – Engine Business

Cummins, Inc. – Power Generation

CUNA Mutual Group

Curtiss-Wright Corp – Curtiss-Wright Controls, Inc., Embedded Computing Systems, Modular Solutions

Curtiss-Wright Corporation

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc.

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc., Flight Systems

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc., Integrated Sensing

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Electro-Mechanical Systems

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Marine and Power Products

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Nuclear Group

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Oil & Gas Systems

Curtiss – Wright Corporation – Surface Technologies

CVR Energy, Inc. – Coffeyville Resources Nitrogen Fertilizers, LLC

CVR Energy, Inc. – CVR Refining, LP

CVS/Caremark

Daiichi Sankyo, Inc.

Daimler AG – Daimler Trucks North America, LLC

Daimler AG – Daimler Trucks North America, LLC – Detroit Diesel

Daimler AG – Daimler Trucks North America, LLC – Freightliner Custom Chassis Corporation

Daimler AG – Daimler Trucks North America, LLC – Thomas Built Bus

Daimler AG – Mercedes Benz US International

Daimler AG – Mercedes-Benz Financial Services USA LLC

Daimler AG – Mercedes-Benz Research & Development North America, Inc.

Daimler AG – Mercedes-Benz USA

Dairy Management, Inc.

Dairy Management, Inc. – U.S. Dairy Export Council

Dallas Central Appraisal District

Dana Holding Corporation

Danaher Corporation

Danfoss, LLC

Darden Restaurants, Inc.

Darden Restaurants, Inc. – Bahama Breeze

Darden Restaurants, Inc. – Capital Grill

Darden Restaurants, Inc. – Eddie V’s

Darden Restaurants, Inc. – LongHorn

Darden Restaurants, Inc. – Olive Garden

Darden Restaurants, Inc. – Red Lobster

Darden Restaurants, Inc. – Seasons 52

Darden Restaurants, Inc. – Specialty Group

Darden Restaurants, Inc. – Yard House

Dassault Falcon Jet Corporation

Davis + Henderson US

Dawn Food Products

DCS Corporation

Dean Foods Company

Dean Foods Company – Fresh Dairy Direct

Dean Foods Company – WhiteWave Foods

Deckers Outdoor Corporation – E-Commerce

Deere & Company

Deere & Company – John Deere Credit

DeKalb Medical Center, Inc.

Del Monte Foods Company

Del Monte Foods Company – Consumer Products

Del Monte Foods Company – Pet Products

Delhaize America Shared Services Group, LLC

Delhaize America Shared Services Group, LLC – Bottom Dollar Foods

Delhaize America Shared Services Group, LLC – Food Lion, LLC

Delhaize America Shared Services Group, LLC– Hannaford Bros. Co.

Delhaize America Shares Services Group, LLC – Harveys Supermarket

Delhaize America Shared Services Group, LLC – Sweetbay Supermarket

Deloitte Services LP

Delta Air Lines, Inc.

Deluxe Corporation

Demand Media, Inc.

Demand Media, Inc. – eNom

Demand Media, Inc. – Pluck / CoveritLive

Denny’s Corporation

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

Denver Public Schools

Department of Defense

DePaul University

Det Norske Veritas USA

Detroit Medical Center

Detroit Medical Center – Children’s Hospital of Michigan

Detroit Medical Center – Harper University Hospital

Detroit Medical Center – Huron Valley Sinai Hospital

Deutsche Bank Securities Inc.

Devon Energy

DeVry, Inc.

DFC Global Corp

DHL Express – USA

DHL Regional Services, Inc.

Diamond Innovations Inc.

Diebold, Inc.

Diesel Usa

Dignity Health

Dignity Health – Arroyo Grande Community Hospital

Dignity Health – California Hospital Medical Center

Dignity Health – Chandler Regional Medical Center

Dignity Health – Dominican Hospital

Dignity Health – French Hospital Medical Center

Dignity Health – Glendale Memorial Hospital and Health Center

Dignity Health – Marian Medical Center

Dignity Health – Mercy Gilbert Medical Center

Dignity Health – Mercy Hospitals of Bakersfield – Truxton Campus

Dignity Health – Mercy Medical Center – Mt. Shasta

Dignity Health – Mercy Medical Center Merced

Dignity Health – Mercy Medical Center Redding

Dignity Health – Sequoia Hospital

Dignity Health – St. Bernardine Medical Center

Dignity Health – St. Elizabeth Community Hospital

Dignity Health – St. John’s Regional Medical Center

Dignity Health – St. Joseph’s Hospital and Medical Center

Dignity Health – St. Joseph’s Medical Center

Dignity Health – St. Mary’s Medical Center – Long Beach

Dignity Health – St. Mary’s Medical Center – San Francisco

Dignity Health – St. Rose Dominican Hospitals – Sienna Campus

Dignity Health – Woodland Healthcare

Direct Energy

Direct Supply, Inc.

Direct Supply, Inc. – Equipment & Furnishings

DIRECTV, Inc.

Discover Financial Services

DISH Network Corp

DLA Piper US, LLP

DNB

Dockwise Engineering Services

Dockwise USA

Dockwise USA – OKI

Doherty Employment Group

Dole Packaged Foods, LLC

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Dominion Resources, Inc. – Dominion Energy

Dominion Resources, Inc. – Dominion Generation

Dominion Resources, Inc. – Dominion Virginia Power

Domino’s Pizza, Inc.

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dover Corporation

Dover Corporation – Dover Communications Technologies

Dover Corporation – Dover Energy

Dover Corporation – Dover Engineered Systems

Dover Corporation = Dover Printing & Identification

Drummond Company, Inc.

DS Waters of America, Inc.

DSI Underground Systems, Inc.

DST Systems, Inc.

DST Systems, Inc. – Argus Health Systems, Inc.

DST Systems, Inc. – DST Health Solutions

DST Systems, Inc.-DST Output, LLC

DSW, Inc.

Duke Energy Commercial Enterprises Inc.

Duke Energy Corporation

Duke Energy Corporation – Carolinas, LLC

Duke Energy Corporation – Progress Energy, Inc.

Dunkin’ Brands, Inc.

Dunnhumby USA Inc.

DUREZ Corporation

DynCorp International, Inc.

DYWIDAG-Systems International USA Inc.

E.I. du Pont de Nemours and Company

Eagle Manufacturing, LLC

Eastern Main Healthcare Systems

Eastman Chemical Company

Eaton Corporation

ECCO Group

Ecolab

ECONET, Inc.

ECONET, Inc. – Aloecorp, Inc.

ECONET, Inc. – Unigen, Inc.

ECONET, Inc. – Univera, Inc.

Edelman

Edison Mission Energy

Education Management Corporation

Educational Testing Service (ETS)

Edward Jones

Edwards Lifesciences, LLC

Electric Reliability Counsel of Texas, Inc. (ERCOT, Inc.)

Elizabeth Arden, Inc.

EmblemHealth

EMCOR Group, Inc.

Employers Mutual Casualty Company

EMS Development Corp

Enerflex Ltd. – Gas Drive USA

Enerflex Ltd.

Energen Corporation

Energen Corporation – Alabama Gas Corporation

Energy Future Holdings Corporation

Energy Future Holdings Corporation – Luminant

Energy Future Holdings Corporation – TXU Energy

EnergySolutions

EnergySolutions – Government Customer Group

EnPro Industries, Inc.

EnPro Industries, Inc. – CPI

EnPro Industries, Inc. – Fairbanks Morse Engine

EnPro Industries, Inc. – Garlock Sealing Technologies

EnPro Industries, Inc. – GGB Bearing Technology

EnPro Industries, Inc. – Stemco

EnPro Industries, Inc. – Technetics

ENSCO plc

ENSCO plc – North & South America Business Unit

Entergy

Entergy – Non-Regulated

Entergy - Regulated

Enterprise Products Partners L.P.

EOG Resources, Inc.

EP Energy, LLC

Equifax, Inc.

Equity Office Properties

Equity Residential

Erie Insurance Group

Ernst & Young, LLP

ESL Federal Credit Union

ESS Support Services - Alaska

Essentia Health

Essentia Health – St. Joseph’s Medical Center

Essilor of America

Eurest

EverBank

Exel

ExelAEM

ExelChem Energy

Exel Consumer

Exel Direct, Inc.

Exel Life Science & Healthcare

Exel Power Packaging

Exel Retail Sector

Exel TASL Sector

Exelis, Inc.

Exelis, Inc. - Aerostructures

Exelis, Inc. – Exelis Electronic Systems

Exelis, Inc. – Exelis Geospatial Systems

Exelis, Inc. – Exelis Information Systems

Exelis, Inc. – Exelis Mission Systems

Exelis, Inc. – Exelis Mission Systems - Executive

Exelis, Inc. – Night Vision & Communications Systems

Exelon Corporation

Exeter Hospital

Experian Group

Express Scripts, Inc.

Exterran Holdings, Inc.

F. Hoffman La-Roche, Ltd. – Roche Diagnostics Corporation

Faegre Baker Daniels

Fairmont Raffles Hotels International

Fairmont Raffles Hotels International – Fairmont Hotels & Resorts

FairPoint Communications

Fairview Health Services

Fairview Health Services – Southwest Care System

Faithful+Gould

Fannie Mae

Farm Credit Bank of Texas

Farm Credit of New Mexico

Farm Credit West

Farmers Insurance Group

Farmland Foods, Inc.

FBL Financial Group, Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Cincinnati

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of New York

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal-Mogul Corporation

Federal Investors

FedEx Corporation

FedEx Corporation - FedEx Express

FedEx Corporation - FedEx Freight, Inc.

FedEx Corporation - FedEx Office

FedEx Corporation - FedEx Services

FedEx Corporation - FedEx SupplyChain

FedEx Corporation – FedEx Trade Networks

Fenwal, Inc.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Ferrellgas

Ferrero USA

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

FINRA

FINCA International

First American Financial Corporation

First American Financial Corporation – First American Trust

First Interstate BancSystem, Inc.

First National Bank of Omaha

First Solar, Inc.

First-Citizens Bank & Trust Company

FirstGroup America

Fiserv Inc.

Fiskars Brands, Inc.

Fives Group – Cinetic Automation

Fives Group – Cinetic Landis Corp.

Fives Group – Cinetic Sorting Corp.

Fives Group – Fives North American Combustion, Inc.

Fives Group – Fives, Inc.

Fives Group – North American Construction Services, ltd.

Fletcher Allen Health Care

Flightline Systems

FLIK International

Florida Blue

Flowserve Corporation

Fluor Corporation

Fluor Corporation – Energy & Chemicals

Fluor Corporation – Fluor Government Group

Fluor Corporation – Global Services

Fluor Corporation – Industrial & Infrastructure

Fluor Corporation – Power

FM Global

FMR, LLC

Focus on the Family

Foodbuy, LLC

Foot Locker, Inc.

Forest City Enterprises, Inc.

Forest Laboratories, Inc.

Forest Laboratories, Inc. – Forest Pharmaceuticals, Inc.

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. – MasterBrand Cabinets, Inc.

Fortune Brands Home & Security, Inc. – Moen Incorporated

Fortune Brands Home & Security, Inc. – Therma-Tru

Foster Pultry Farms

Franklin International

Franklin Templeton Investments

Fred Hutchinson Cancer Research Center

Freeman Companies

Freeman Companies – Alford Media

Freeman Companies – Freeman AV

Freeman Companies – Freeman Expo Hall

Fremont Group

Fresenius Medical Care NA

Fresenius Medical Care NA – Fresenius Medical Services

Fresenius Medical Care NA – Physician Practice Services

Fresenius Medical Care NA – Renal Therapies Group

Fresenius Medical Care North America

Friedkin Companies, Inc.

Friedkin Companies, Inc. – Friedkin Aviation, Inc.

Friedkin Companies, Inc. – Gulf States Financial Services

Friedkin Companies, Inc. – Gulf States Marketing, Inc.

Friedkin Companies, Inc. – Gulf States Toyota

Friedkin Companies, Inc. – US AutoLogistics, LLC

FrieslandCampina USA LP

Froedtert Health

Froedtert Health – Froedtert Hospital

Froedtert Health Menomonee Falls Clinic

Fuel Tech, Inc.

Furniture Brands International

G&K Services, Inc.

Gambro, Inc.

GameStop Corp.

Gamfi AGL US

Gardner Denver, Inc.

Gardner Denver, Inc. – Air-Relief, Inc.

Gardner Denver, Inc. – Emco Wheaton

Gardner Denver, Inc. – Gardner Denver Water Jetting

Gardner Denver, Inc. – Nash Division

Gardner Denver, Inc. – Oberdorfer Pumps

Gardner Denver, Inc. – TCM Investments, Inc.

Gartner, Inc.

GATX Corporation

GEICO

Geisinger Health System

Geisinger Health System – Geisinger Health Plan

GELITA USA

GENCO

GENCO – GTL

GenCorp. Inc.

GenCorp, Inc. – Aerojet General Corporation

GenCorp, Inc. – Easton Development Company LLC

General Dynamics Corporation – General Dynamics Information

Technology (GDIT)

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Civil & Homeland Security

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Intelligence Solutions

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Navy & Air Force Systems

General Dynamics Corporation – General Dynamics Information Technology (GDIT), NHSD

General Dynamics Corporation – Gulfstream Aerospace Corp.

General Growth Properties, Inc.

General Mills, Inc.

General Motors

General Motors – General Motors Financial Company, Inc.

General Nutrition, Inc.

General Nutrition, Inc. – Anderson

General Nutrition, Inc. – Leetsdale

General Nutrition, Inc. – Phoenix

Gentiva Health Services

Gentiva Health Services – Home Health

Gentiva Health Services – Hospice

Genuine Parts

Genworth Financial, Inc.

Geodis Supply Chain Optimisation

George Washington University

Georgetown University

Georgia Institute of Technology

Georgia Regents Medical Center

Georgia Technology Authority

GeoVera Holdings, Inc.

Gerdau Long Steel North America

Giant Eagle, Inc.

Gibraltar Industries, Inc.

Gibraltar Industries, Inc. – Air Vent, Inc.

Gibraltar Industries, Inc. – Alabama Metal Industries Corp.

Gibraltar Industries, Inc. – Appleton Supply Co.

Gibraltar Industries, Inc. – Construction Metals, Inc.

Gibraltar Industries, Inc. – Dot Metal Products

Gibraltar Industries, Inc. – DS Brown

Gibraltar Industries, Inc. – Florence

Gibraltar Industries, Inc. – Noll/NorWesco

Gibraltar Industries, Inc. – Pacific Award Metals

Gibraltar Industries, Inc. – Seismic Energy Products

Gibraltar Industries, Inc. – Solar Group

Gibraltar Industries, Inc. – Southwestern Metals

Giesecke & Devrient US

GKN America Corporation

GKN America Corporation – GKN Aerospace, Chemotronics, Inc.

GKN America Corporation – GKN Aerospace North America, Inc.

GKN America Corporation – GKN Aerospace, Integrated Aerostructures

GKN America Corporation – GKN Aerospace, Transparency Systems, Inc.

GKN America Corporation – GKN Driveline

GKN America Corporation – GKN Driveline North America, Inc.

GKN America Corporation – GKN Land Systems

GKN America Corporation – GKN Land Systems Power Management Division

GKN America Corporation – GKN Sinter Metals, Inc.

GKN America Corporation – GKN Sinter Metals, Inc., GKN Sinter Metals North America LLC

GKN America Corporation – Hoeganaes Corporation

Glaston America, Inc.

Glatfelter

Glatfelter – Composite Fibers

Flatfelter – Speciality Papers

GOJO Industries, Inc.

Golden Horizons LLC

Golden Horizons LLC – AlixaRx

Golden Horizons LLC – Golden Innovations, AEGIS

Golden Horizons LLC – Golden Innovations, Asera Care, LLC

Golden Horizons LLC – Golden Living LLC

Government Employees Health Association, Inc.

Graco Inc.

Grady Health System

Graham Packaging Company Inc.

Grange Mutual Casualty Company

Granite Construction, Inc.

Grant Thornton LLP

Greater Orlando Aviation Authority

Great-West Life & Annuity

Green Mountain Coffee Roasters, Inc.

Green Mountain Coffee Roasters, Inc. – Keurig Business Unit

Green Mountain Coffee Roasters, Inc. – Specialty Coffee Business Unit

Greenheck Fan Corporation

GreenStone Farm Credit Services

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

Grundfos Pumps Corporation

Guerbet, LLC

Guess?, Inc.

H&R Block, Inc.

H.J. Heinz Company

H.J. Heinz Company – Heinz North America

H. Lee Moffitt Cancer Center & Research Institute

H.B. Fuller Company

Haldex, Inc.

Halliburton Company

Hamilton Safe Company

Hancock Holding Company

Hancock Holding Company – Hancock Bank

Hancock Holding Company – Whitney Bank

Hanesbrands, Inc.

HarbourVest Partners, LLC

Harden Healthcare

Harlan Laboratories, Inc.

Harley-Davidson, Inc.

Harris Associates L.P.

Harris County Auditor’s Office

Harris Health System

Harris Teeter Supermarkets, Inc.

Harsco Corporation

Harsco Corporation – Industrial

Harsco Corporation – Infrastructure

Harsco Corporation – Metals & Minerals

Harsco Corporation – Rail

Hartford HealthCare

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medial Associates

Hasbro, Inc.

Hastings Mutual Insurance Company

Hatch Associates Consultants, Inc.

Hawaiian Electric Company

HCA

HD Supply, Inc.

Health Care Service Corporation

Health Care Service Corporation – BlueCross BlueShield of Texas

Health First, Inc.

Health Net, Inc.

Health Net, Inc. – Health Net Federal Services

Health Net, Inc. – Health Net of Arizona

Health Net, Inc. – Health Net of California

Health Net, Inc. – Health Net of Oregon

Health Net, Inc. – Health Net Pharmaceutical Services

HealthEast Care System

HealthNow New York, Inc.

HealthPartners

HealthSouth Corporation

Healthways, Inc.

H-E-B

Heidrick & Struggles International, Inc.

Heineken USA, Inc.

Heli-One American Support, LLC

Hella Inc.

Hella, Inc. – Hella Corporate Center USA, Inc. (HCCU)

Hella Inc. – Hella Electronics Corporation (HEC)

Helmerich & Payne, Inc.

Hempel (USA), Inc.

Hendrick Medical Center

Henniges Automotive

Henry Ford Health System

Henry Ford Health System – Henry Ford Hospital

Henry Ford Health System – Macomb Hospital, Clinton Township

Henry Ford Health System – West Bloomfield Hospital

Henry Ford Health System – Wyandotte Hospital

Henry Schein

Henry Schein – Dental Specialties Group

Henry Schein – Global Animal Health

Henry Schein – Global Dental Group

Henry Schein – U.S, Dental

Herbalife Ltd.

Herman Miller, Inc.

High Liner Foods (USA) Inc.

Highlights for Children

Highlights for Children – Zaner-Bloser

Hillshire Brands Company

Hilti North America

Hilton Worldwide Corporation

Hilton Worldwide Corporation – Hilton Grand Vacations

Hilton Worldwide Corporation – Hilton Hotels Americas

Hines Interests, LLP

Hitachi Computer Products (America), Inc.

Hitachi Consulting Corporation

HNI Corporation

HNI Corporation – Allsteel

HNI Corporation – Gunlocke

HNI Corporation – Hearth & Home Technologies

HNI Corporation – HNI International

HNI Corporation – HON Company

HNI Corporation – Paoli

HNTB Companies

HNTB Companies – Central

HNTB Companies – Design Build

HNTB Companies – Great Lakes

HNTB Companies – Infrastructure

HNTB Companies – Northeast

HNTB Companies – Southeast

HNTB Companies – West

Holcim (US), Inc.

Holland America Line

HollyFrontier Corporation

Home Box Office

Honeywell International, Inc.

Horizon Blue Cross Blue Shield of New Jersey

Hospital Sisters Health System

Hot Topic, Inc.

Houghton Mifflin Company

Houston Independent School District

HSN, Inc.

Hu-Friedy Manufacturing Company Inc.

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Inc.

Hunton & Williams, LLP

Husky Injection Molding Systems Ltd. –US

HydraMaster North America

Hypertherm

Hyundai Motor Co., Ltd – Hyundai Information Services North America

Hyundai Motor Co. Ltd, – Hyundai Motor America

Ibarra Group, LLC

ICL

ICL Industrial Products

IDEXX Laboratories

IKEA Distribution Services, Inc.

Illinois Mutual Life Insurance Company

Illinois Tool Works

Illinois Tool Works – All Other

Illinois Tool Works – Construction Products

Illinois Tool Works – Decorative Surfaces

Illinois Tool Works – Food Equipment

Illinois Tool Works – Industrial Packaging

Illinois Tool Works – Polymer & Fluids

Illinois Tool Works – Power Systems & Electronics

Illinois Tool Works – Transportation

IMG Worldwide

IMG Worldwide – IMG College

IMG Worldwide – IMG Consulting

IMG Worldwide – IMG Media

IMG Worldwide – IMG Sports & Entertainment

IMI, plc – Control Components Inc. (CCI)

IMI, plc – DCI Marketing, Inc.

IMI, plc – IMI Cornelius, Inc.

IMS Health

IMS Health – Global Pharma Solutions

IMS Health – Healthcare Value Solutions

IMS Health – Management Consulting

IMS Health – United States

INC Research, LLC

Independence Blue Cross

Independence Blue Cross – AmeriHealth Administrators

Independence Blue Cross – AmeriHealth New Jersey

Independence Blue Cross – CompServices Inc.

Indiana Farm Bureau Insurance

ING North American Insurance Corporation – US Financial Services

Ingersoll-Rand Company Limited

Ingersoll-Rand Company Limited – Climate Solutions

Ingersoll-Rand Company Limited – Industrial Technologies

Ingersoll-Rand Company – Residential Solutions

Ingersoll-Rand Company – Security Technologies

Ingram Industries, Inc.

Ingram Micro, Inc.

Ingram Micro, Inc. – Latin America

Ingram Micro, Inc. – North America

Ingredion, Inc.

Insight Enterprises, Inc.

Insperity

InterContinential Hotels Group

Intermountain Health Care, Inc. – Medical Group

Intermountain Health Care, Inc. – SelectHealth, Inc.

Intermountain Health Care, Inc. – Southwest Regional Cancer Clinic

Intermountain Health Care, Inc. – Urban Central Region

Intermountain Health Care, Inc. – Urban South Region

Intermountain Healthcare, Inc.

Intermountain Healthcare, Inc. – Dixie Regional Medical Center

Intermountain Healthcare, Inc. – Intermountain Homecare

Intermountain Healthcare, Inc. – Intermountain Medical Center

Intermountain Healthcare, Inc. – McKay-Dee Hospital

Intermountain Healthcare, Inc. – Primary Children’s Hospital

Intermountain Healthcare, Inc. – Utah Valley Regional Medical Center

International Dairy Queen, Inc.

International Imaging Materials, Inc.

International Paper Company

Intertek Group plc US

Inteva Products, LLC

Invensys Controls

Invesco Ltd

Investment Company Institute

Iron Mountain, Inc.

Iron Mountain, Inc. – North America

ITC Holdings Corp.

Itochu International, Inc. North America

ITT Educational Services, Inc.

J.C. Penney Company, Inc.

J. Paul Getty Trust

J.D. Irving, Limited – Irving Tissue Company

Irving, Limited – Irving Tissue Company

J.R. Simplot Company

J.R. Simplot Company – Aribusiness Group

J.R. Simplot Company – Food Group

J.R. Simplot Company – Land & Livestock

Jabil Circuit, Inc.

Jackson Health System

Jackson Health System – Jackson North Medical Center

Jackson Health System – Jackson South Community Hospital

Jacobs Engineering Group, Inc.

Jaquar Land Rover North America, LLC

James Avery Craftsman, Inc.

James Hardie Industries plc

James Hardie Industries plc – James Hardie Building Products

James Hardie Industries plc – James Hardie Building Products, Building Products USA

James Hardie Industries plc – James Hardie Building Products, Research & Development USA

JetBlue Airways

John B. Sanfilippo & Son, Inc.

John Hancock Financial Services, Inc.

John Wiley & Sons, Inc.

John Hopkins HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Electric North America, Inc.

Johnson Financial Group

Johnsonville Sausage, LLC

Jones Lang LaSalle

Jones Lang LaSalle – Americas

JTI Leaf Services US, LLC

Judicial Council of California

Kaiser Permanente

Kaiser Permanente – Colorado Region

Kaiser Permanente – Georgia Region

Kaiser Permanente – Hawaii Region

Kaiser Permanente – Mid-Atlantic Region, Non Hospital Facilities

Kaiser Permanente – Northern California Region

Kaiser Permanente – Northern California Region, Non Hospital Facilities

Kaiser Permanente – Northwest Region, Non Hospital Facilities

Kaiser Permanente – Ohio Region

Kaiser Permanente – Southern California Region

Kansas City Southern Railway

Kao USA, Inc.

Kaplan, Inc.

Kaplan, Inc. – Kaplan Higher Education Group

Kaplan, Inc. – President for Kaplan Higher Education Campuses

KBR, Inc.

KBR, Inc. – Downstream

KBR, Inc. – Gas Monetization

KBR, Inc. – Hydrocarbons

KBR, Inc. – Minerals

KBR, Inc. – North American Government and Logistics

KBR, Inc. – Operations

KBR, Inc. – Power & Industrial

KBR, Inc. – Services

KBR, Inc. – Technology

KBR, Inc. – Upstream, Oil & Gas

KBR, Inc. – Ventures

Kellogg Company

Kellogg Company – Frozen Foods

Kellogg Company – Kashi

Kellogg Company – Morning Foods

Kellogg Company – North America

Kellogg Company – Snacks

Kellogg Company – US

Kelly Services, Inc.

Kelsey-Seybold Clinic

Kemper Home Service Companies

Kemper Preferred

Kent State University

Kentucky Higher Education Student Loan Corporation

Keste, LLC

Kewaunee Scientific Corporation

KeyCorp

Keystone Foods, LLC

Keystone Foods, LLC – USA Proteins

Kforce Inc.

Kia Motors America, Inc.

KIK Customs Products

Kimberly-Clark Corporation

Kimberly-Clark Corporation – Consumer

Kimberly-Clark Corporation – Health Care

Kimberly-Clark Corporation – K-C Professionals

Kimberly-Clark Corporation – Kimberly-Clark International

Kindred Healthcare, Inc.

Kindred Healthcare, Inc. – Home

Health/Hospice

Kindred Healthcare, Inc. – Hospital Division

Kindred Healthcare, Inc. – Nursing Center Division

Kindred Healthcare, Inc. – RehabCare Division

Kiwanis International, Inc.

Klein Tools, Inc.

Knowledge Universe

Knoxville Utilities Board

Kohler Company

Kohler Company – Ann Sacks

Kohler Company – Baker

Kohler Company – Engines

Kohler Company – Global Faucets

Kohler Company – Global Power Group

Kohler Company – Hospitality & Real Estate Group

Kohler Company – Interiors Group

Kohler Company – Kallista

Kohler Company – Kitchen & Bath

Kohler Company – Kohler Rental Power

Kohler Company – Mark David

Kohler Company – McGuire Furniture Company

Kohler Company – Plumbing Americas

Kohler Company – Power Systems Business

Kohler Company – Robern

Kohl’s Corporation

Kone, Inc.

Kuehne + Nagel – North America

Kuehne + Nagel – US

Kum & Go L.C.

L.L. Bean, Inc.

Laboratory Corporation of America

Lancaster General

Land O’Lakes, Inc.

Land O’Lakes, Inc. – Dairy Food Division

Land O’Lakes, Inc. – Feed Division

Land O’Lakes, Inc. – WinField Solutions

LANXESS Corporation Us

LANXESS Sybron Chemicals Inc.

Laureate Education, Inc.

Laureate Education, Inc. – College of Santa Fe

Laureate Education, Inc. – Kendall College

Laureate Education, Inc. – Laureate Global Products and Services

Laureate Education, Inc. – Walden University

Lawson Products, Inc.

LCRATransmission Services Corporation

Legacy Health

Legal & General America, Inc.

LEGO Systems, Inc.

Lehigh Valley Health Network

Leica Geosystems

Lend Lease

Lennox International, Inc.

Lennox International, Inc. – Advanced Distributor Products

Lennox International, Inc. – Allied Air

Lennox International, Inc. – LI Residential

Lennox International, Inc. – NAS

Lennox International, Inc. North America Commercial

Lennox International, Inc. – Refrigeration (WWR)

Lennox International, Inc. – Residential H&C

Lenovo

Leo Burnett Worldwide, Inc.- Arc Worldwide

Leo Burnett Worldiwde, Inc. – Leo Burnett USA

Leprino Foods Company

Level 3 Communications

LG Electronics USA, Inc.

Lhoist North America

Liberty Mutual Group

Liberty Mutual Group –

Commercial Markets

Liberty Mutual Group – Global Specialty

Liberty Mutual Group – Liberty International

Liberty Mutual Group – Personal Markets

Lieberman Research Worldwide

Lifetime Healthcare Companies, Inc.

Lifetime Healthcare Companies, Inc. – Excellus BlueCross BluShield

Lifetime Healthcare Companies, Inc. – Lifetime Care

Lifetime Healthcare Companies, Inc. – MedAmerica

Lifetouch, Inc.

Lifetouch, Inc. – Lifetouch Church Directories (LCD)

Lifetouch, Inc. – Lifetouch National School Studios (LNSS)

Lifetouch, Inc. – Lifetouch Portrait Studio (LPS)

Limited Brands, Inc.

Limited Brands, Inc. – Bath And Body Works

Limited Brands, Inc. – Henri Benzel

Limited Brands, Inc. – La Senza

Limited Brands, Inc. – Mast Global

Limited Brands, Inc. – Victoria’s Secret

Linamar North Carolina, Inc.

Lincoln Financial Group

Lions Club International

Livingston International Inc.

LM Wind Power Group – LM Wind Power Blades (AR) Inc.

LM Wind Power Group – LM Wind Power Blades (ND), Inc.

Logan’s Roadhouse, Inc.

Lonza North America Inc.

Loparex, LLC

LORD Corporation

Los Angeles Community College District

Los Angeles Unified School District

Louis Vuitton North America Inc.

Lower Colorado River Authority

LSG Sky Chefs Inc.

Luxottica Retail US

M*Modal, Inc.

Macy’s, Inc.

Macy’s Inc. – Bloomingdale’s

Macy’s, Inc. – Macy’s Corporate Services, Inc.

Macy’s Inc. – Macy’s Credit & Customer Services

Macy’s Inc. – Macy’s Logistics and Operations (MLO)

Macy’s, Inc. – Macy’s Systems and Technology

Maersk Agency U.S.A., Inc.

Maersk Line Limited

Madison Square Garden

Magellan Health Services

Magellan Midstream Holdings, LP

Magellan Midstream Holdings, LP – Pipeline/Terminal Division

Magellan Midstream Holdings, LP – Transportation

Magnesium Products of America Inc.

Main Line Health, Inc.

Main Line Health, Inc. – Bryn Mawr Hospital

Main Line Health, Inc. – Bryn Mawr Rehabilitation Hospital

Main Line Health, Inc. – Paoli Hospital

Main Line Health, Inc. – Riddle Memorial Hospital

Main Line Health, Inc. – The Lankenau Hospital

ManpowerGroup

MAPFRE U.S.A. Corp.

Maricopa Integrated Health System

Marriott International, Inc.

Marriott International, Inc. – The Ritz-Carlton

Mars Information Services

Mars, Incorporated – Wm. Wrigley Jr. Company

Mars, Incorporated – Wm. Wrigley Jr. Company – Mars Global Services

Mars, Incorporated – Wm. Wrigley Jr. Company _ US

Marsh & McLennan Companies, Inc. – Marsh

Marshfield Clinic

Mary Kay, Inc.

Mary Kay, Inc. – US Division

Mary Washington Healthcare

Massachusetts Institute of Technology

MassMutual Life Insurance Company

MasterCard, Inc.

Masterion Corporation

Masterion Corporation – Materion Brush, Inc.

Masterion Corporation – Materion Technical Materials, Inc.

Matrix Medial Network

Matson, Inc.

Matson, Inc. – Matson Logistics

MAVEA, LLC

Mayo Foundation

Mayo Foundation – Mayo Clinic, Jacksonville

May Foundation – Mayo Clinic, Scottsdale

McCain Foods USA, Inc.

McCormick & Company, Inc.

McCormick & Company, Inc. – Consumer Products Group

McCormick & Company, Inc. – Industrial Group

McDermott International, Inc.

McDonald’s Corporation

McGladrey, LLP

McLane Company

MDU Resources Group, Inc.

MDU Resources Group, Inc. – Fidelity Exploration & Production Company

MDU Resources Group, Inc. – Montana Dakota Utilities

MDU Resources Group, Inc. – WBI Energy, Inc.

Mead Johnson Nutrition Co.

MeadWestvaco Corporation

MeadWestvaco Corporation – Calmar

MeadWestvaco Corporation – Coated Board

MeadWestvaco Corporation – Community Development & Land Management

MeadWestvaco Corporation – Consumer Packaging Group

MeadWestvaco Corporation – Slatersville, LLC

MeadWestvaco Corporation – South Carolina LLC

MeadWestvaco Corporation –Texas, L.P.

MeadWestvaco Corporation – Virginia Corporation

Measurement Systems

Mechanics Bank

Mecklenburg County Government

Medical College of Wisconsin

Medivators, Inc.

Mednax

Medspace, Inc.

MedStar Health

Medtronic, Inc.

MEGA Brands America, Inc.

Memorial Sloan-Kettering Cancer Center

MemorialCare Health System

MemorialCare Health System – Long Beach Memorial Medical Center

MemorialCare Health System – Orange Coast Memorial Medical Center

MemorialCare Health System – Saddleback

Memorial Medical Center

Mercury Insurance Group

Mercy Corps

Meredith Corporation

Meredith Corporation – Local Media Group

Meredith Corporation – MXM

Meredith Corporation – National Media Group

Meritor, Inc.

Meritor, Inc. – Aftermarket

Meritor, Inc. – Industrial

Meritor, Inc. – Truck

Merrill Corporation

Metalsa Structural Products, Inc.

Metalsa-Roanoke, Inc.

Methodist Health System

MetLife, Inc.

Metropolitan Washington Airports Authority

Metsa Board Americas Corporation

Michael Baker Corporation

Michelman

Micro-Edge.LLC

MillerCoors LLC

Mine Safety Appliances Company

Mitsubishi Motors Credit of America, Inc.

Mitsubishi Motors North America, Inc.

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

Modine Manufacturing Company

Modine Manufacturing Company – Asia

Modine Manufacturing Company – Commercial Products Group

Modine Manufacturing Company – North America

Moet Hennessy USA

Molex

Molex – Commercial Products Division

Molex – Integrated Products Division

Molex – Sales & Marketing Division

Molina Healthcare, Inc.

Molson Coors Brewing Company

Momentive Specialty Chemicals, Inc.

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP

Morrison Healthcare Food Services

Morrison Senior Living

Mortgage Guaranty Insurance Corp

Mountain States Health Alliance

MRI Software LLC

MTS Systems Corporation

MTS Systems Corporation – Sensors

MTS Systems Corporation – Test Division

Munich Reinsurance America, Inc.

Munsters Corporation

Mutual of Omaha

Mutual of Omaha –Mutual of Omaha Bank

MWH Global, Inc.

National Association of Home Builders

National Basketball Association

National Church Residences

National Church Residences – NCR Health Care Division

National Church Residences – NCR Housing Division

National Future Association

National Interstate Insurance Company

National Louis University

National Nail Corp.

National Rural Telecommunications Cooperative

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Children’s Hospital

Nationwide Mutual Insurance Company

Nature’s Sunshine Products

Nature’s Sunshine Products – Synergy Worldwide

Naval Systems Division

Navistar International Corporation

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NBTY, Inc.

NCCI Holdings, Inc.

NCH Corporation

NCR Corporation

Neiman Marcus Group

Neiman Marcus Group – Bergdorf Goodman

Neiman Marcus Group – Last Call Stores

Neiman Marcus Group – Neiman Marcus Direct

Neiman Marcus Group – Neiman Marcus Stores

Nemak USA Inc.

Nestlé USA, Inc.

Nestlé USA, Inc. – Beverage Division

Nestlé USA, Inc. – Confections & Snacks Division

Nestlé USA, Inc. – Direct Store Delivery Division

Nestlé USA, Inc. – Nespresso USA, Inc.

Nestlé USA, Inc. – Nestlé Dryer’s Ice Cream

Nestlé USA, Inc. – Nestlé Prepared Foods Company

Nestlé USA, Inc. – Nestlé Professionals

Nestlé USA, Inc. – Nestlé Sales

Nestlé USA, Inc. – Pizza Division

NetJets, Inc.

NetJets, Inc. – NetJets Aviation, Inc.

NetJets, Inc. – NetJets Sales, Inc.

Netorian, LLC

Nevada Property 1 LLC

New Balance Athletic Shoe, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Life Insurance Company – Direct

New York Life Insurance Company – Insurance

New York Life Insurance Company – Long Term-Care Insurance Division

New York Life Insurance Company – New York Life Advanced Markets Network

New York Life Insurance Company – New York Life Investment Management LLC

New York Life Insurance Company – Other

New York Life Insurance Company – Wealth Management

New York Power Authority

New York Presbyterian Healthcare System

New York University

Newell Rubbermaid, Inc.

Newfield Exploration Company

NewPage Group, Inc.

Nexans AmerCable Incorporated

Nexans Energy USA, Inc.

Nexans USA

Nexans USA, Inc., The Valley Group

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

Nilfisk-Advance Industrial Vacuum

Nilfisk-Advance Technologies

Nilfisk-Advance, Inc.

NiSource Inc.

NiSource Inc. – Columbia Gas of Ohio

NiSource Inc. – Columbia Gas Transmission, LLC

NiSource Inc. – Energy USA

NiSource Inc. – NiSource Gas Transmission & Storage

NiSource Inc. – NiSource Midstream Services, LLC

NiSource Inc. – Northern Indiana Public Service Company

Noble Corporation

Norfolk Southern Corporation

North American Hoganas Inc.

Northeast Georgia Health System, Inc.

Northern Arizona University

Northern Trust Corporation

NorthShore University HealthSystem

Norton Healthcare

Novant Health, Inc.

Novo Nordisk, Inc.

Novozymes BioAg, Inc.

Novozymes North America, Inc.

Novozymes US – Biologicals

NRG Energy, Inc.

Nuclear Sensors & Process Instrumentation

Nuplex Resins

Nutricia North America

NYU Langone Medical Center

O’Reilly Auto Parts, Inc.

Oak Ridge Associated Universities

Oakland County

Oakwood Healthcare, Inc.

Ocean Spray Cranberries, Inc.

Ocean Systems

OCI Chemical Corporation

OCI Enterprises, Inc.

OCI Solar Power

Office Depot, Inc.

OfficeMax, Inc.

OGE Energy Corp.

OGE Energy Corp. – Enogex

Oglethorpe Power Corporation

OhioHealth

Old Dominion Electric Cooperative

Old Dominion University Research Foundation

Old National Bancorp

O’Melveny & Myers LLP

Omnicare, Inc.

Omnicare, Inc. – Long Term Care

Omnicare, Inc. – Specialty

OMNOVA Solutions, Inc.

OMNOVA Solutions, Inc. – Engineered Surfaces

OMNOVA Solutions, Inc. – Performance Chemicals

Omya, Inc.

OneBeacon Insurance Group, Ltd.

Orange County’s Credit Union

Orbital Sciences Corporation

Orica USA Inc.

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

OSI Industries, LLC – Oakland Facility

OSI Industries, LLC – West Chicago Facility

OSI Industries, LLC – West Jordan Facility

Owens Corning

Owens Illinois North America

Owens-Illinois, Inc.

PACCAR – Dynacraft

PACCAR – ITD

PACCAR – Kenworth Truck Company

PACCAR – PACCAR Engine Company

PACCAR – PACCAR Financial

PACCAR – Parts

PACCAR – Peterbilt Motors Company

PACCAR – Technical Center

PACCAR – Winch

PACCAR, Inc.

Pacific Gas & Electric Company

Pacific Pulmonary Services

PacifiCorp

Packaging Corporation of America

Packaging Corporation of America – Containerboard

Packaging Corporation of America – Corrugated

Palos Community Hospital

Pandora Holding US

Panduit Corporation

Panduit Corporation – Network Systems Division

Panduit Corporation – Raceways Division

Panduit Corporation – Rack Systems Division

Panduit Corporation – Wiring Components Division

Panduit Corporation – Wiring ID Products Division

Papa John’s International, Inc.

Paramount Pictures

Park Nicollet Health Services

Parker Hannifin Corporation

Parker Hannifin Corporation – Aerospace Group

Parker Hannifin Corporation – Climate and Industrial Controls Group

Parker Hannifin Corporation – Industrial

Parkland Health & Hospital System

Parkview Health

Parsons Brinckerhoff

Parsons Corporation

Parsons Corporation – Parsons Environment & Infrastructure Group Inc.

Parsons Corporation – Parsons Government Services Inc.

Parsons Corporation – Transportation Group

Partners HealthCare

Pason Systems – 3PS, Inc.

Pason Systems USA Corp.

Pason Systems USA Corp. – Pason Offshore

Patterson Companies

Patterson Companies – Patterson Dental

Patterson Companies – Patterson Medical

Patterson Companies – Webster Veterinary

Payless ShoeSource

Peabody Energy Corporation

PeaceHealth

PeaceHealth – Lower Columbia Religion

PeaceHealth – Oregon Region

PeaceHealth – Whatcom Region

Pearson Education

Pearson Education – Curriculum

Pearson Education –Higher Ed Professional

Pearson Education – Pearson NCS, Assessments & Information

Pearson Education – Pearson VUE

Peet’s Coffee & Tea

Penn National Insurance

Pennsylvania Higher Education Authority Agency

Pentagon Federal Credit Union

Pentair, Inc.

Pentair, Inc. – Aquatic Systems

Pentair, Inc. – Flow Technologies

Pentair, Inc. – Process Technologies

Pentair, Inc. – Technical Products

Pentair, Inc. – Water Purification

People’s United Bank

People’s United Bank – People’s Capital and Leasing Corporation

People’s United Bank – People’s Securities, Inc.

People’s United Bank – People’s United Equipment Financing Corp

People’s United Bank – People’s United Insurance Agency

Perfetti Van Melle USA

Performance Food Group

Performance Food Group – AFFLINK

Performance Food Group – CDC, Tennessee

Performance Food Group – Roma Food

Performance Food Group – Vistar

Performance Food Group – West Creek – Broadline Corp.

Performant Financial Corporation

Perrigo Company

PETCO Animal Supplies Inc.

Peter Kiewit Sons, Inc.

Pfizer, Inc.

PharMerica, Inc.

Phelps Dodge International Corporation

PHH Corporation

Philadelphia Insurance Companies

Philip Morris International, Inc.

Philip Morris International, Inc. – PMI Global Brands, Inc.

Philip Morris International, Inc. – PMI Global Services, Inc.

Philips North America

Philips North America – Consumer Lifestyles

Philips North America – Healthcare

Philips North America – Lighting

Phillips-Van Heusen Corporation

Phillips-Van Heusen Corporation – Calvin Klein

Phillips-Van Heusen Corporation – Dress Shirt

Phillips-Van Heusen Corporation – GH Bass

Phillips-Van Heusen Corporation – Izod Retail

Phillips-Van Heusen Corporation – PVH Sportswear

Phillips-Van Heusen Corporation – Tommy Hilfiger

Phillips-Van Heusen Corporation – Van Heusen Retail

Phoenix Companies

Phoenix Companies –Saybrus Partners, Inc.

Piaggio Group Americas

Pier 1 Imports, Inc.

Pierre Fabre

Pilot Corporation of America

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

PJM Interconnection

Plains Exploration & Production Company

PlainsCapital Corporation

Plante & Moran, PLLC

Plum Creek Timber Company, Inc.

Polaris Industries, Inc.

PolyOne Corporation

PolyOne Corporation – Distribution

PolyOne Corporation – Geon

PolyOne Corporation – Glasforms, Inc.

PolyOne Corporation – Global Color, Additives and Inks

PolyOne Corporation – Global Specialty Engineered Materials

PolyOne Corporation – GLS

PolyOne Corporation – Performance Products & Solutions

PolyOne Corporation – Producer Services

PolyOne Corporation – Specialty Coatings & Resins

PolyPeptide Laboratories, Inc.

PolyPeptide Laboratories San Diego

Port Authority of Allegheny County

Port of Portland

Port of Seattle

Portfolio Recovery Associates, Inc.

Post Holdings Inc.

PPD, Inc.

PPG Industries, Inc.

PPL Corporation

PPL Corporation –LG&E and KU Energy, LLC

PQ Corporation

Praxair, Inc.

Praxair, Inc. – Hydrogen-carbon-Monoxide (HyCO)

Praxair, Inc. – North American Industrial Gases

Praxair, Inc. – Praxair Distribution, Inc.

Praxair, Inc. – Praxair Surface Technologies

Preformed Line Products Company

Premera Blue Cross

Press Ganey Associates, Incorporated

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

PrivateBancorp, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

ProLogic

Protective Life Corporation

Protective Life Corporation – Asset Protection Division

Protective Life Corporation – Life & Annuity Division

Providence Health & Services

PSCU Financial Services

Public Service Enterprise Group, Inc.

Public Service Enterprise Group, Inc. – PSEG Energy Holdings, LLC

Public Service Enterprise Group, Inc. – PSEG Energy Resources and Trading, LLC

Public Service Enterprise Group, Inc. – PSEG Fossil

Public Service Enterprise Group, Inc. – PSEG Nuclear

Public Service Enterprise Group, Inc. – PSEG Power, LLC

Public Service Enterprise Group, Inc. – PSEG Services Corporation

Public Service Enterprise Group, Inc. – Public Service Electric and Gas Company

Publix Super Markets, Inc.

Publix Super Markets, Inc. – Atlanta Region

Publix Super Markets, Inc. – Jacksonville Region

Publix Super Markets, Inc. – Lakeland Region

Publix Super Markets, Inc. – Miami Region

Puget Sound Energy

PulteGroup, Inc.

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

Quest Diagnostics

Questar Corporation

Questar Corporation – Questar Pipeline Company

QVC, Inc.

Radian Group

Radio One, Inc.

Rakuten LinkShare Corporation

Raley’s

RAND Corporation

Random House, Inc.

Random House, Inc. – Children’s Publishing Group

Random House, Inc. – Crown Publishing Group

Random House, Inc. – Knopf Publishing Group

Random House, Inc. – Random House Publishing Group

Random House, Inc. – Smashing Ideas

Raymond James Financial

Raymond James Financial – Capital Markets

Raymond James Financial – Eagle Asset Management

Raymond James Financial – Fixed Income Capital Markets

Raymond James Financial – Private Client Group

Raymond James Financial – Raymond James Bank

RBC Wealth Management

Reckitt Benckiser, Inc.

Red Bull North America

Red Robin Gourment Burgers, Inc.

Reebok International, Ltd.

Reed Elsevier – Elsevier

Reed Elsevier – LexisNexis Group – US Corporate and Federal Markets

Regency Centers Corporation

Regeneron Pharmaceuticals, Inc.

Regions Financial Corporation

Reichhold, Inc.

Remington Arms Company, LLC

Remy Cointreau USA, Inc.

Renesas Electronics America Inc.

Republic National Distributing Company

Restaurants Associates

Revlon, Inc.

Rexnord Corp.

Rexnord Corp. – Aerospace

Rexnord Corp. – Bearing

Rexnord Corp. – Chain & Conveying Equipment

Rexnord Corp. – Coupling

Rexnord Corp. – Flat Top

Rexnord Corp. – Gear

Rexnord Corp. – Specialty Components

Rexnord Corp. – Water Management

Rexnord Corp. – Water Treatment

Reynolds American, Inc.

Reynolds American, Inc. – R.J. Reynolds Tobacco Co.

Reynolds American, Inc. – RAI Services Co.

Rheem Manufacturing Company, Inc.

Rhein Chemie Corporation

Rich Products Corporation

Rich Products Corporation – Arlington

Rich Products Corporation – Brownsville

Rich Products Corporation – Brunswick

Rich Products Corporation – Burlington

Rich Products Corporation – Eagan

Rich Products Corporation – Fresno

Rich Products Corporation – Gallatin

Rich Products Corporation – Grandview

Rich Products Corporation – Hilliard

Rich Products Corporation – Jon Donaire

Rich Products Corporation – Murfreesboro

Rich Products Corporation – New Britain

Rich Products Corporation – Niles

Rich Products Corporation – Vineland

Rich Products Corporation – Waycross

Ricoh Americas Corporation

Ritchie Bros. Auctioneers

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robins, Kaplan, Miller & Ciresi, LLP

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rogers Corporation

Roper St. Francis Healthcare

Roundy’s Supermarkets, Inc.

Rowan Companies, Inc.

RR Donnelley & Sons

Rush University Medical Center

Russell Reynolds Associates Inc.

Ryder Systems, Inc.

Ryder Systems, Inc. – Fleet Management Solutions

Ryder Systems, Inc. – Supply Chain Solutions

S&C Electric Company

S&C Electric Company – Executive

S.C. Johnson & Son, Inc.

SABMiller Latin America

Sabre Holdings Corporation

Sabre Holdings Corporation – Sabre Airline Solutions

Sabre Holdings Corporation – Sabre Travel Network

Sabre Holdings Corporation – Travelocity

Sage North America

Sage North America – Sage Payment Solutions, Inc.

SAIF Corporation

Saks, Inc.

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandvik Coromant company

Sandvik, Inc.

Sauer-Danfoss

Sauer-Danfoss – Controls

Sauer-Danfoss – Hydrostatics

Sauer-Danfoss – Stand Alone Business

Savannah River Nuclear Solutions, LLC

Sazerac Company, Inc.

Sazerac Company, Inc. – Barton Brands of California

Sazerac Company, Inc. – Barton Brands of Kentucky

Sazerac Company, Inc. – Barton Brands of Maryland

Sazerac Company, Inc. – Buffalo Trace Distillery

Sazerac Company, Inc. – The Glenmore Distillery

SBA Communications Corporation

SCA Americas

SCANA Corporation

SCANA Corporation – Carolina Gas Transmission Corporation

SCANA Corporation – PSNC Energy

SCANA Corporation – SC Electric Gas

Scandinavian Tobacco Group A/S – Cigars International, Inc.

Scandinavian Tobacco Group A/S – General Cigar Company

Scandinavian Tobacco Group Lane Ltd.

SCF Arizona

Schlumberger Limited – Schlumberger Oilfield Services

Schneider Electric North America

Schneider National, Inc.

Scholle Corporation

Scholle Corporation – Scholle Chemical

Scholle Corporation – Scholle Packaging

SchoolsFirst Federal Credit Union

Schrader International, Inc.

Schrader International, Inc. – Schrader electronics Inc.

Schulte Roth & Zebel, LLP

Science Applications International Corporation (SAIC)

Scottrade Inc.

Scripps Health

Scripps Health – Scripps Clinic

Scripps Health – Scripps Green Hospital

Scripps Health – Scripps Memorial Hospital Encinitas

Scripps Health – Scripps Memorial Hospital La Jolla

Scripps Health – Scripps Mercy Hospital Chula Visa

Scripps Health – Scripps Mercy Hospital San Diego

Scripps Networks Interactive, Inc.

Scripps Networks Interactive, Inc – Scripps Networks

SCS Engineers

SCS Engineers – Bellevue

SCS Engineers – BT Squared

SCS Engineers – Construction

SCS Engineers – Dallas

SCS Engineers – Long Beach

SCS Engineers – Midwest

SCS Engineers – OM&M

SCS Engineers – Reston

SCS Engineers – SCS Energy

SCS Engineers – SCS Tracer

SCS Engineers – Tampa

SCS Engineers – Valley Cottage

Seadrill American, Inc.

Seaport Canaveral

Sears Holdings Corporation

Seattle Children’s Hospital

Secure Intelligence Systems Division

Securian Financial Group

Selective Insurance Company of America

Sentara Healthcare

Sentara Healthcare – Sentara Norfolk General Hospital

Sephora USA

Severn Trent Services

SGD North America

Sharp HealthCare

Shearman & Sterling LLP

Sidley Austin, LLP

Siemens Corporation

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group, Inc.

Sitel Worldwide Corporation

SK C&C USA Inc.

SKF USA, Inc.

Skyjack Inc.

SLM Corporation

SMART Technologies Corporation

Smiths Medical, Inc.

SMSC Gaming Enterprises

Snyder’s-Lance, Inc.

Solera Holdings, Inc.

Solera Holdings, Inc. – Claims Services Group

Solo Cup Company

Sony electronics, Inc.

SOTECH

Sothebys

SourceHOV, LLC

Southern Company

Southern Company – Alabama Power Company

Southern Company – Georgia Power

Southern Company – Gulf Power Company

Southern Company – Mississippi Power Company

Southern Company – Southern Nuclear Operating Co.

SouthernLINC Wireless

Southwest Airlines Co.

Southwestern Energy Company

Spartan Light Metal Products, Inc.

Spartan Stores, Inc.

Spectra Energy Corp.

Spectrum Brands Holdings, Inc.

Spectrum Brands, Inc. – Russell Hobbs

Spectrum Brands, Inc. – United Industries

SPX Corporation

SSAB Americas – SSAB Alabama, Inc.

SSAB Americas – SSAB Enterprises, LLC

SSAB Americas – SSAB Iowa, Inc.

St. Agnes Medical Center

St. Cloud Hospital

St. Elizabeth Healthcare

St. Jude Children’s Research Hospital

St. Luke’s Episcopal Health System

St. Luke’s Health System

St. Luke’s Health System – Anderson County Hospital

St. Luke’s Health System – Cushing Memorial Hospital

St. Luke’s Health System – Hedrick Medical Center

St. Luke’s Health System – Kansas City

St. Luke’s Health System – Physician Specialists

St. Luke’s Health System – St. Luke’s Cardiovascular Consultants

St. Luke’s Health System – St. Luke’s East, Lee’s Summit

St. Luke’s Health System – St. Luke’s Home Care and Hospice

St. Luke’s Health System – St. Luke’s Hospital of Kansas City

St. Luke’s Health System – St. Luke’s Medical Group

St. Luke’s Health System – St. Luke’s Northland Hospital

St. Luke’s Health System – St. Luke’s South Hospital

St. Luke’s Health System – Wright Memorial Hospital

Stampin’ Up!, Inc.

Stanford University

Stanford University – Stanford Hospital and Clinics

Stanford University – Stanford Hospital and Clinics – Lucile Packard Children’s Hospital

Stanley Healthcare

Stantec Inc.

Staples, Inc.

Star Management Services

Starwood Vacation Ownership

State Farm Insurance

State of Georgia Department of Administrative Services

State Teachers Retirement System of Ohio

Steelcase, Inc.

Steelcase, Inc. – Designtex Company

STERIS Corporation

STG, Inc.

Storck USA L.P.

Straumann USA

Subaru of Indiana Automotive Inc.

Suburban Propane Partners, LP

Sumitomo Electric – Carbide Manufacturing, Inc.

Sun Life Financial – MFS Investment Management

Sun Life Financial – Sun Life Financial (US)

SunCoke Energy, Inc.

Sunoco Logistics Partners, LP

Sunoco, Inc.

SuperValu

Sutter Health

Sutter Health – Mills-Peninsula Health Services

Swarovski North America Ltd.

Swissport USA, Inc.

Swissport USA, Inc. – Hallmark Aviation Services

Swissport USA, Inc. – Swissport Cargo Services

Swissport USA, Inc. – Swissport Fueling, Inc.

Symetra Financial

Symetra Financial – Group Insurance

Symetra Financial – Life & Annuities

Syncreon

Synovus Financial Corporation

Synovus Financial Corporation – Globalt, Inc.

Synovus Financial Corporation – Synovus Mortgage Corp.

Synovus Financial Corporation – Synovus Securities

Synovus Financial Corporation – Synovus Trust

Sypris Solutions, Inc.

Sypris Solutions, Inc. – Sypris Electronics

Sypris Solutions, Inc. – Sypris Technologies

T. Rowe Price Group, Inc.

Taminco, Inc.

Target Corporation

Taylor Morrison, Inc.

Taylor Morrison, Inc. – Darling Homes

TE Connectivity

Technology Credit Union

TECO Energy, Inc.

Telephone & Data Systems, Inc. – TDS Telecom

Telephone & Data Systems, Inc. – U.S. Cellular

Tellabs

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tenova Core, Inc.

Tenova Mining & Minerals USA, Inc.

Tesoro Corporation

Tetra Laval Group – DeLaval, Inc.

Tetra Laval Group – DeLaval, Inc. – West Agro Inc.

Tetra Laval Group – Tetra Pak International S.A.

Texas Industries, Inc.

Texas Industries, Inc. – Aggregates

Texas Industries, Inc. – CAC

Texas Industries, Inc. – Consumer Products

Texas Mutual Insurance Company

Texas State University-San Marcos

Textron Inc.

Textron Inc. – Bell Helicopter

Textron Inc. – Textron Systems

The AmeriHealth Caritas Family of Companies

The AmeriHealth Caritas Family of Companies – AmeriHealth Caritas Pennsylvania

The AmeriHealth Caritas Family of Companies – Arbor Health Plan

The AmeriHealth Caritas Family of Companies – Community Behavioral HealthCare Network of PA

The AmeriHealth Caritas Family of Companies – Florida True Health, Inc.

The AmeriHealth Caritas Family of Companies – MDwise Hoosier Alliance

The AmeriHealth Caritas Family of Companies – PerformRX

The AmeriHealth Caritas Family of Companies – Select Health of south Carolina, Inc.

The Bon-Ton Stores, Inc.

The Capital Group Companies

The Carson Companies

The Children’s Hospital of Philadelphia

The Children’s Mercy Hospital

The Chubb Corporation

The Chubb Corporation – commercial Insurance

The Church of Jesus of Latter-day Saints

The Coca-Cola Company

The Coca-Cola Company – North America Group

The Dannon Company, Inc.

The Doe Run Company

The Dolan Company

The E.W. Scripps Company

The E.W. Scripps Company – Abilene Reporter-News

The E.W. Scripps Company – Anderson Independent-Mail

The E.W. Scripps Company – Evansville courier & Press

The E.W. Scripps Company – KGTV – TV

The E.W. Scripps Company – KJRH – TV

The E.W. Scripps Company – KMGH – TV

The E.W. Scripps Company – KNXV – TV

The E.W. Scripps Company – KSHB – TV

The E.W. Scripps Company – Newspaper, Corpus Christi Caller-Times

The E.W. Scripps Company – Newspaper, Knoxville News Sentinel

The E.W. Scripps Company – Newspaper, Naples Daily News

The E.W. Scripps Company – Newspaper, The Commercial Appeal

The E.W. Scripps Company – Newspaper, Treasure Coast Newspaper

The E.W. Scripps Company – Newspaper, Ventura County Star

The E.W. Scripps Company – Redding Record Searchlight

The E.W. Scripps Company – San Angelo Standard-Times

The E.W. Scripps Company – The Kitsap Sun (Bremerton)

The E.W. Scripps Company – WCPO – TV

The E.W. Scripps Company – WEWS – TV

The E.W. Scripps Company – WFTS – TV

The E.W. Scripps Company – Wichita Falls Times Record News

The E.W. Scripps Company – WPTV – TV

The E.W. Scripps Company – WRTV – TV

The E.W. Scripps Company – WXYZ – TV

The Employers Association

The Estee Lauder Companies Inc.

The Florida Aquarium, Inc.

The Ford Foundation

The Golden 1 Credit Union

The Hershey Company

The Irvine Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Johns Hopkins University – Applied Physics Laboratory

The Joint Commission

The Main Street America Group

The Medical University of South Carolina Hospital Authority

The Methodist Hospital System

The MITRE Corporation

The Mosaic Company

The Mosaic Company – Phosphates

The Mosaic Company – Potash

The Motorists Insurance Group

The National Academies

The Nebraska Medical Center

The New York Times Company

The Nielsen Company

The NORDAM Group

The NORDAM Group – NORDAM Interiors & Structures Division

The NORDAM Group – NORDAM Nacelle & Thrust Reverser Systems Division

The NORDAM Group – NORDAM Repair Division

The NORDAM Group – NORDAM Transparency Division

The Northwestern Mutual Life Insurance Company

The Ohio State University Wexner medical Center

The Options Clearing Corporation

The Outsource Group

The Pampered Chef Ltd

The Pantry, Inc.

The Pennsylvania State University – Penn State Milton S. Hershey Medical Center

The Polyclinic

The Schwan Food Company

The Schwan Food Company – Schwan’s Food Service, Inc.

The Schwan Food Company – Schwan’s Consumer Brands, Inc.

The Schwan Food Company – Schwan’s Home Service, Inc.

The ServiceMaster Company

The ServiceMaster Company – American Home Shield

The ServiceMaster Company – Merry Maids

The ServiceMaster Company – ServiceMaster Clean

The ServiceMaster Company – Terminix

The ServiceMaster Company – TruGreen LawnCare

The Sherwin-Williams Company

The Sherwin-Williams Company – Consumer Group, Diversified Brands Division

The Sherwin-Williams Company – Global Finishes

The Sherwin-Williams Company – Global Group, Auto Division

The Sherwin-Williams Company – Latin America Coatings

The Sherwin-Williams Company – Paint Stores Group

The Sherwin-Williams Company – Paint Stores Group, Eastern Division

The Sherwin-Williams Company – Paint Stores Group, Midwestern Division

The Sherwin-Williams Company – Paint Stores Group, Southeastern Division

The Sherwin-Williams Company – Paint Stores Group, Southwestern Division

The Sherwin-Williams Company – Product Finishes Division

The Sherwin-Williams Company – Protective & Marine Coatings

The Sports Authority

The Sundt Companies, Inc.

The Sundt Companies, Inc. – Concrete Division

The Sundt Companies, Inc. – Sundt Construction, Inc. Federal Division

The Sundt Companies, Inc. – Sundt Construction, Inc. Northern California

The Sundt Companies, Inc. – Sundt Construction, Inc., Heavy Civil Division

The Sundt Companies, Inc. – Sundt Construction, Southwest District

The Sundt Companies, Inc. – Texas Division

The Talbots, Inc.

The TJX Companies, Inc.

The TJX Companies, Inc. – Home Goods

The TJX Companies, Inc. – Marmaxx Group

The Travelers Companies, Inc.

The University of Alabama at Birmingham

The University of Arizona Health Network

The University of Chicago

The University of Kansas Hospital

The University of Texas System

The University of Texas System – The University of Texas Medical Branch at Galveston

The University of Texas System – University of Texas at Dallas

The University of Texas System – University of Texas Health Science Center at Dallas

The University of Texas System – University of Texas Health Science Center at San Antonio

The University of Texas System – University of Texas Southwestern Medical Center

The Vanguard Group, Inc.

The Walt Disney Company

The Walt Disney Company – Disney ABC Television

The Walt Disney Company – Disney Consumer Products

The Walt Disney Company – ESPN

The Walt Disney Company – Walt Disney Parks & Resorts, LLC

The Walt Disney Company – Walt Disney Studios

The Washington Post

The Wendy’s Company

The Williams Companies, Inc.

The Williams Companies, Inc. – Laser Northeast Gathering company, LLC

The Woodbridge Group

Thomas & Betts Corporation

Thomas Jefferson University Hospital

Thrivent Financial for Lutherans

ThyssenKrupp AG

ThyssenKrupp Elevator

TI Automotive

Tiffany & Co.

Time Warner Cable

Time Warner, Inc. – Time, Inc.

TMEIC Corporation

TMK IPSCO

Toll Brothers

Tomkins Corporation – Gates Corporation

Toshiba Corporation – Landis+Gyr

Toshiba Corporation – Westinghouse Electric Company

Totem Ocean Trailer Express, Inc.

Touchpoint Support Services, LLC

Toyota Motor Sales, U.S.A., Inc.

Toys R Us, Inc.

Tractor Supply Company

Transamerica

Transocean, Inc.

Tredegar Corporation

Tredegar Corporation – The William L. Bonnell Company

Tredegar Corporation – Tredegar Film Products

Trelleborg Coated Systems U.S., Inc.

Trelleborg Sealing Solutions U.S., Inc.

TrelleborgVibracoustic

Trinity Health

Trinity Industries, Inc.

Trustmark Companies

TTX Company

Tupperware Brands Corporation

Tyco Fire & Security

U.S. Bank

ULTA Salon, Cosmetics & Fragrance, Inc.

UMB Financial Corporation

UNC Health Care System

Under Armour, Inc.

Under Armour, Inc. – Under Armour Retails Sales

Undersea Sensor Systems

Unified Grocers, Inc.

Union Tank Car Company

United Natural Foods, Inc.

United Parcel Service

United Parcel Service – Air Cargo

United Rentals, Inc.

United States Enrichment Corporation (USE)

United States Enrichment Corporation (USE) – American Centrifuge

United States Enrichment Corporation (USE) – American Centrifuge Oak Ridge

United States Enrichment Corporation (USE) – Gaseous Diffusion

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Subcontractors, Inc.

United Technologies Corporation

United Technologies Corporation – Climate, Controls & Security

United Technologies Corporation – Otis Elevator Company

United Technologies Corporation – Power

United Technologies Corporation – Pratt & Whitney

United Technologies Corporation – Sikorsky Aircraft

United Technologies Corporation – UTC Aerospace Systems

United Technologies Corporation – UTC Research

United Water

UnitedHealth Group

Universal Health Services, Inc.

University Medical Center of Southern Nevada

University of California

University of California – Berkeley

University of California – Davis

University of California – Irvine

University of California – Los Angeles

University of California – Merced

University of California – Riverside

University of California – San Diego

University of California – San Francisco

University of California – Santa Barbara

University of California – Santa Cruz

University of Central Florida

University of Colorado Hospital

University of Florida

University of Houston

University of Illinois at Chicago

University of Maryland, Baltimore

University of Miami

University of Michigan

University of Minnesota - Duluth

University of Notre Dame

University of Pennsylvania

University of St Thomas

University of Virginia Medical Center

UNUM Group

Uponor, Inc.

US Tower

USANA Health Sciences

Utah Transit Authority

UTi Worldwide Inc.

Utica National Insurance Group

Valero Energy Corporation

Valley National Bank

ValueOptions

Vanderbilt University

Vantiv, Inc.

Vectren Corporation

Velocity Technology Solutions, Inc.

Ventura Foods, LLC

Veolia Water North America

Veolia Water North America – Central LLC

Veolia Water North America – Industrial Group

Veolia Water North America – Northeast LLC

Veolia Water North America – West LLC

Verisign Inc.

Verizon Communications

Vermeer Corporation

VF Corporation

VF Corporation – 7 for All Mankind

VF Corporation – Action Sports Americas

VF Corporation – Contemporary Brands

VF Corporation – Eagle Creek

VF Corporation – Imagewear

VF Corporation – Jansport Americas

VF Corporation – Jeanswear

VF Corporation – Lucy

VF Corporation – Nautica Enterprises

VF Corporation – Outdoor

VF Corporation – Reef

VF Corporation – Smartwool

VF Corporation – Splendid/Ella Moss

VF Corporation – Sportswear

VF Corporation – The North Face

VF Corporation – Timberland

VF Corporation – Vans

VF Corporation – VF Outlet

Vinson & Elkins, LLP

Viper North America

Virginia Commonwealth University Health System (VCUHS)

Virginia Mason Medical Center

Visa, Inc.

Visa, Inc. – CyberSource

Visa, Inc. – Debt Processing Services

Visa, Inc. – Inovant

Visa, Inc. – PlaySpan

Vision Service Plan – Eyefinity

Vision Service Plan – Marchon Eyewear

Vision Service Plan – VSP Optics Group

Vision Service Plan – VSP Vision Care

Vision Service Plan Global

Visteon Corporation

Vita-Mix Corporation

VITAS Healthcare Corporation

Vitera Healthcare Solutions

Vivint, Inc.

Volex Inc

Volkswagen AG – Audi of America, Inc.

Volkswagen AG – Volkswagen Credit, Inc.

Volkswagen AG – Volkswagen Group of America, Inc.

Volkswagen AG – Volkswagen of America, Inc.

Volvo Group North America

Volvo Group North America – Construction Equipment

Volvo Group North America – Government Sales

Volvo Group North America – Group Truck Operations

Volvo Group North America – Group Trucks Sales & Marketing

Volvo Group North America – Group Trucks Technology

Volvo Group North America – Penta

Volvo Group North America – Volvo Buses

Volvo Group North America – Volvo Financial Services

Volvo Group North America – Volvo Group Business Services

Volvo Group North America – Volvo Information Technology

Vonage Holdings Corporation

Vulcan Inc

VWR International

W.J. Bradley

W.L. Gore & Associates, Inc.

W.L. Gore & Associates, Inc. – Medical Products Division

W.W. Grainger, Inc.

WABSO Compressor Manufacturing Company

WABCO North America

Waddell & Reed Financial, Inc.

Walgreen Co.

Wal-Mart Stores, Inc.

Walter USA, Inc.

Washington Metropolitan Area Transit Authority

Webster Financial Corporation

Webster Financial Corporation – HSA Bank

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Weill Cornell Medical College

Weir SPM

WellCare Health Plans, Inc.

WellPoint, Inc.

Wells Enterprises, Inc.

Wells Fargo & Company

WellSpan Health

WellStar Health System

WESCO International, Inc.

West Penn Allegheny Health

System

West Penn Allegheny Health

System – Allegheny General Hospital & Suburban Campus

West Penn Allegheny Health

System – Canonsburg General Hospital

West Penn Allegheny Health

System – Forbes Regional Campus

West Penn Allegheny Health

System – The Western Pennsylvania Hospital

West Penn Allegheny Health

System – Physicians Organization

Western Digital

Westfield Insurance

Weston Solutions, Inc.

Weston Solutions, Inc. – Central Division

Weston Solutions, Inc. – Client Business Teams Division

Weston Solutions, Inc. – Global Division

Weston Solutions, Inc. – Mid-Atlantic Division

Weston Solutions, Inc. – National Accounts

Weston Solutions, Inc. – Northeast Division

Weston Solutions, Inc. – Pacific Division

Weston Solutions, Inc. – Service Lines Division

Weston Solutions, Inc. – South Division

Westwood College

WGL Holdings, Inc. – Washington Gas

Wheaton Franciscan Healthcare

Wheaton Franciscan Healthcare – All Saints Healthcare

Wheaton Franciscan Healthcare – Covenant Medical Center

Wheaton Franciscan Healthcare – Marianjoy Rehabilitation Hospital

Wheaton Franciscan Healthcare – St. Joseph Hospital

Whip Mix Corporation

Whirlpool Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

William Marsh Rice University

Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr, LLP

Winston Industries, LLC

Wipro Technologies

Wolfgang Puck Catering

Wolters Kluwer NA

Wolters Kluwer NA – Corporate Legal Services

Wolters Kluwer NA – Financial & Compliance

Wolters Kluwer NA – Health

Wolters Kluwer NA – Small Firm Services

Wolters Kluwer NA – Tax and Accounting

Wolters Kluwer NA – WK Health Clinical Solutions

Wolters Kluwer NA – WK Health Professional Education

Wolters Kluwer NA – WK Medical Research

World Vision

Wyndham Worldwide

Wyndham Worldwide – Exchange and Rentals

Wyndham Worldwide – Wyndham Hotel Group

Wyndham Worldwide – Wyndham Vacation Ownership

Xcel Energy Inc.

XL Group plc

XL Group plc – Insurance

XL Group plc – Insurance US

XL Group plc – Marine and Offshore Energy

XL Group plc – Reinsurance

XL Group plc – Reinsurance US

Xylem Inc.

Xylem Inc. – Applied Water Solutions

Yale-New Haven Health System

Yellow Pages Group USA

Yeshiva University

YMCA of the USA

Zale Corporation

Zedi, Inc. – Southern Flow

Zimmer Holdings, Inc.

Zimmer Holdings, Inc. – Zimmer Dental

Zimmer Holdings, Inc. – Zimmer Orthobiologics

Zimmer Holdings, Inc. – Zimmer Orthopedic Surgical Products, Dover

Zimmer Holdings, Inc. – Zimmer Spine

Zimmer Holdings, Inc. – Zimmer Trabecular Metal Technology

Zions Bancorporation

Zions Bancorporation – Amegy Bank

Zions Bancorporation – California Bank and Trust

Zions Bancorporation – National Bank of Arizona

Zions Bancorporation – Nevada State Bank

Zions Bancorporation – Vectra Bank Colorado

Zions Bancorporation – Zions First National Bank

Zodiac Seats US, LLC

Zoro Tools Inc.

Zumtobel US

Zurich North America

Zywave

Appendix C

Towers Watson 2013 Executive Compensation Databank

3M

A.O. Smith

AbbVie

Accenture

ACH Food

Adecco

Aerojet

AGCO

Agilent Technologies

Agrium

Aimia

Air Liquide

Air Products and Chemicals

Alcoa

Alexander & Baldwin

Alliant Techsystems

American Crystal Sugar

American Sugar Refining

Americas Styrenics

AmerisourceBergen

AMETEK

Amgen

AMR

AMSTED Industries

Amway

Ansell

AptarGroup

ARAMARK

Arby’s Restaurant Group

Archer Daniels Midland

Arkema

Armstrong World Industries

Arrow Electronics

Ashland

AstraZeneca

AT&T

Automatic Data Processing

Avaya

Avery Dennison

Avis Budget Group

Avon Products

Axiall Corporation

BAE Systems

Ball

Barnes Group

Barrick Gold of North America

Baxter International

Bayer

Bayer Business & Technology Services

Bayer CropScience

Bayer HealthCare

BD – Becton Dickinson

Beam

Bechtel Systems & Infrastructure

Benjamin Moore

Best Buy

Big Lots

Biogen Idec

Black Box

Boise

Boise Cascade

Booz Allen Hamilton

BorgWarner

Boston Scientific

Brady

Bristol-Myers Squibb

Bunge

Burlington Northern Santa Fe

Bush Brothers

CATechnologies

Caesar’s Entertainment

Calgon Carbon

Cardinal Health

Cargill

Carlson

CarMax

Carmeuse North America Group

Carnival

Carpenter Technology

Carriage Services

Catalent Pharma Solutions

CBS

Celestica

Celegene

CEVA Logistics

CF Industries

CH2M Hill

Chemtura

Christensen Farms

Chrysler

CHS

Cisco Systems

Clear Channel Communications

Cliffs Natural Resources

Cloud Peak Energy

CNH

Coach

Coca-Cola

Coinstar

Colgate-Palmolive

Columbia Sportswear

Comcast

Commercial Metals

Compass Group

ConAgra Foods

Convergys

Cooper Standard Automotive

Corning

Cott Corporation

Covance

Covidien

CSX

Cumberland Gulf Group

Curtiss-Wright

CVS Caremark

Cytec

Daiichi Sankyo

Daimler Trucks North America

Darden Restaurants

Day & Zimmermann

Dean Foods

Deere & Company

Dell

Deluxe

Dentsply

Diageo North America

Donaldson Company

Dow Corning

Dr Pepper Snapple

DSM Nutritional Products

DuPont

E.W. Scripps

Eastman Chemical

Eaton

eBay

Ecolab

Eli Lilly

EMC

EMD Millipore

Emerson Electric

EnCana Oil & Gas USA

Engility Corporation

EnPro Industries

Equifax

Equity Office Properties

Ericsson

ESRI

Estee Lauder

Esterline Technologies

Exel

Exelis

Expedia

Experian Americas

Express Scripts

Exterran

Federal-Mogul

First Data

Fiserv

Flowserve

Ford

Fourtune Brands Home & Security

Freeport-McMoRan Copper & Gold

Frontier Communications

Fujitsu Limited

G&K Services

GAF Materials

Gap

Gartner

Gates

Gavilon

GenCorp

General Atomics

General Dynamics

General Mills

General Motors

Gerdau Long Steel North America

Gilead Sciences

GlaxoSmithKline

Goodman Manufacturing

Goodyear Tire & Rubber

Google

Graco

Green Mountain Coffee Roasters

Grupo Ferrovial

GTECH

H.B. Fuller

Hanesbrands

Harland Clarke

Harman International Industries

Harsco

Hasbro

HBO

HD Supply

Henry Schein

Herman Miller

Hershey

Hertz

Hexcel

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Home Depot

Hormel Foods

Host Hotels & Resorts

Houghton Mifflin Harcourt Publishing

Hunt Consolidated

Husky Injection Molding Systems

IBM

IDEXX Laboratories

Illinois Tool Works

Ingersoll-Rand

Intel

Intercontinental Hotels Group

International Automotive Components

International Flavors & Fragrances

International Game Technology

International Paper

Invensys Controls

ION Geophysical

Irvine

ITT Corporation

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jacobs Engineering

JetBlue Airways

Johns-Manville

Johnson & Johnson

Johnson Controls

KBR

Kellogg

Kelly Services

Kennametal

Kewaunee Scientific Corporation

Keystone Foods

Kimberly-Clark

Kimco Realty

Kinross Gold

Koch Industries

Kofax

Kohler

Kyocera Corporation

L-3 Communications

Land O’Lakes

Leggett and Platt

Lehigh Hanson

Lend Lease

Leprino Foods

Level 3 Communications

Life Technologies

Lifetouch

Lincoln Electric

Lorillard Tobacco

LyondellBaselll

Magellan Midstream Partners

Makino

Manitowoc

Marriott International

Martin Marietta Materials

Mary Kay

Masco

Mattel

Matthews International

McDermott International

McDonald’s

McKesson

MeadWestvaco

Media General

Medtronic

Menasha Corporation

Merck & Co.

Micron Technology

Microsoft

Milacron

MillerCoors

Millicom International Cellular

Mine Safety Appliances

Molnlycke Heath Care

Molson Coors Brewing

Molycorp

Momentive Specialty Chemicals

Mosaic

MTS Systems

Nash-Finch

Navigant Consulting

Navistar International

NBTY

NCR

Neoris USA

Nestlé USA

Newell Rubbermaid

Newmont Mining

NewPage

Nissan North America

Nokia

Norfolk Southern

NOVA Chemicals

Novartis

Novo Nordisk Pharmaceuticals

Nypro

Occidental Petroleum

Office Depot

Omgeo

Omnicare

OMNOVA Solutions

Orange Business Services

Oshkosh

C-1

Owens Corning

Owens-Illinois

Oxford Instruments America

Pall Corporation

Panasonic of North America

Parker Hannifin

Parsons Corporation

PepsiCo

Performance Food Group

Pfizer

PHH

PHI

Pitney Bowes

Plexus

Plum Creek Timber

Polaris Industries

Polymer Group

PolyOne

Potash

PPG Industries

Praxair

Pulte Group

Purdue Pharma

Qualcomm

Quest Diagnostics

Quintiles

R.R. Donnelley

Rayonier

Regal-Beloit

Regeneron Pharmaceuticals

Revlon

Reynolds Packaging

Ricoh Americas

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Rolls-Royce North America

Rowan Companies

Ryder System

S.C. Johnson & Son

Sage Software

SAIC

Sanofi

SAS Institute

Schreiber Foods

Schwan’s

Scotts Miracle-Gro

Seagate Technology

Sealed Air

Serco

ServiceMaster Company

ShawCor

Sherwin-Williams

Shire

Sigma-Aldrich

Snap-On

Sodexo

Sonoco Products

Sony Electronics

Southwest Airlines

Spirit AeroSystems

Sprint Nextel

SPX

SSAB

St. Jude Medical

Staples

Starbucks Coffee Company

Starwood Hotels & Resorts

Statoil

Steelcase

Stryker

Suburban Propane

Syngenta Crop Protection

Target

Taubman Centers

TE Connectivity

TeleTech Holdings

Teradata

Terex

Tetra Tech

Texas Instruments

Textron

Thermo Fisher Scientific

Thomson Reuters

Tiffany & Co.

Time Warner

Time Warner Cable

T-Mobile

Toro

Total System Service (TSYS)

Toyota Motor Engineering & Manufacturing

North America

Transocean

Trinity Industries

Tronox

TRW Automotive

Tupperware Brands

Underwriters Laboratories

Unilever United States

Unisys

United Rentals

United States Cellular

United States Steel

United Technologies

UPS

URS

Valero Energy

Ventura Foods

Verizon

Vertex Pharmaceuticals

Viacom

Viad

Visteon

Vulcan Materials

VWR International

W.R. Grace

W.W. Grainger

Wal-Mart Stores

Walt Disney

Waste Management

Wendy’s Group

West Pharmaceutical Services

Westinghouse Electric

Weyerhaeuser

Whirlpool

Winnebago Industries

Worthington Industries

Wyndham Worldwide

Xerium Technologies

Xerox

Xilinx

Yum! Brands

Zimmer

C-2

Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE SHADED TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 a.m. Eastern Daylight Time, on May 21, 2015.
Vote by Internet
• Go to www.investorvote.com/HAS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
	☒	•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors For Terms Expiring in 2016 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold	+
01 - Basil L. Anderson	☐	☐	02 - Alan R. Batkin	☐	☐	03 - Kenneth A. Bronfin	☐	☐

04 - Michael R. Burns	☐	☐	05 - Lisa Gersh	☐	☐	06 - Brian D. Goldner	☐	☐

07 - Alan G. Hassenfeld	☐	☐	08 - Tracy A. Leinbach	☐	☐	09 - Edward M. Philip	☐	☐

10 - Richard S. Stoddart	☐	☐	11 - Linda K. Zecher	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3 and a vote AGAINST Proposals 4, 5, and 6.

		For	Against	Abstain

2.	The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2015 Proxy Statement.	☐	☐	☐

3.	Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2015.	☐	☐	☐

		For	Against	Abstain

4.	Shareholder Proposal: Proxy Access	☐	☐	☐

5.	Shareholder Proposal: Post-Termination Holding Period for Portion of Equity Held by Senior Executives	☐	☐	☐

6.	Shareholder Proposal: Limitation on Vesting of Equity Held by Senior Executives Following a Change in Control	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.

021UUD

Dear Fellow Shareholders:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Thursday, May 21, 2015, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

Your Vote Matters. Whether or not you plan to attend the 2015 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2015 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.

Sincerely,

Alfred J. Verrecchia

Chairman of the Board

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

HASBRO, INC. 1027 Newport Avenue, Pawtucket, RI 02861 Annual Meeting of Shareholders – May 21, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	+

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints BRIAN D. GOLDNER and ALFRED J. VERRECCHIA and each of them, with full power of substitution to each of them, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 21, 2015 at 11:00 a.m., EDT at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment or postponement thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “AGAINST” PROPOSALS 4, 5, AND 6, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW. YOUR VOTE IS IMPORTANT

C	Non-Voting Items
Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.	+